Registration Nos. 333-87468

811-21084

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

Post-Effective Amendment No. 20 to

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT Q

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 29, 2010.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-87468
May 1, 2010

THE GUARDIAN INVESTOR

INCOME ACCESS

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account Q (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the annuitant or the owner dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Large Cap Alpha Series VIP Series
–	RS S&P 500 Index VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Partners VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Money Market VIP Series
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Small Cap Growth Equity VIP Series
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)
–	Invesco V.I. Basic Value Fund (formerly AIM V.I. Basic Value Fund)
–	Invesco V.I. Capital Appreciation Fund (formerly AIM V.I. Capital Appreciation Fund)
–	Invesco V.I. Core Equity Fund (formerly AIM V.I. Core Equity Fund)
–	Invesco V.I. Government Securities Fund (formerly AIM V.I. Government Securities Fund)
–	Invesco V.I. Mid Cap Core Equity Fund (formerly AIM V.I. Mid Cap Core Equity Fund)
•	The Alger Portfolios (Class S Shares)
–	Alger Capital Appreciation Portfolio
•	AllianceBernstein Variable Product Series Fund, Inc. (Class B)
–	AllianceBernstein VPS Global Thematic Growth Portfolio

–	AllianceBernstein VPS Growth and Income Portfolio
–	AllianceBernstein VPS Large Cap Growth Portfolio
–	AllianceBernstein VPS Real Estate Investment Portfolio
–	AllianceBernstein VPS Value Portfolio
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance Trust (Service Class)
–	MFS Core Equity Series
–	MFS Growth Series
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Research Bond Series
–	MFS Strategic Income Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 91 of this prospectus.

The Statement of Additional Information, which is dated May 1, 2010, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments based on the accumulation value of your contract. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 47 investment divisions, corresponding to 47 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the living benefit rider or the guaranteed lifetime withdrawal benefit riders you must invest your premium payments and contract value in accordance with the allocation models described in those riders. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, withdrawals in excess of the guaranteed withdrawal amount provided for under this rider can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from 0.36% to 4.01% in 2009, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.55% annually of the net asset value of your variable investment options during each of the first seven contract years; 1.00% thereafter.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of up to 4% against any amount that you withdraw during the first four contract years that is attributable to premium payments made during the first three contract years.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.25% or 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

2	PROSPECTUS	SUMMARY

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, you will pay an annual charge ranging from 0.65% to 2.10% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. The maximum expense range for these riders is 1.00% to 4.00%, depending on the option chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it, depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

Please see Special terms used in this prospectus for definitions of key terms.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information – Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge:	4% declining annually[1]
Number of contract years completed	Contingent deferred sales charge percentage
0	4%
1	4%
2	3%
3	2%
4	0%
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that were paid into your contract during the first three contract years. During the first four contract years, you may withdraw in each contract year, without a deferred sales charge, the greater of: (i) the excess of the accumulation value on the date of withdrawal over the aggregate net premium payments that have not been previously withdrawn, or (ii) 10% of the total premium payments made during the first three contract years, minus the aggregate amount of all prior partial withdrawals made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = SevenYear Enhanced Death Benefit CAEDB = ContractAnniversary Enhanced Death Benefit (for contracts issued on or after December 26, 2006 – available in New York state only)	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit EB = Earnings Benefit

	Contracts with no rider benefits	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB, LB and EB	Contracts with CAEDB	Contracts with CAEDB and LB or EB	Contracts with CAEDB, LB and EB	Contracts with GMDB	Contracts with GMDB and LB or EB	Contracts with GMDB, LB and EB
Mortality & Expense Risk Charge
• years 0-7	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%
• years 8 and beyond	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Optional Riders
– 7 year Enhanced Death Benefit (7yrEDB)	0.00%	0.00%	0.00%	0.20%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.25%	0.00%	0.00%	0.00%
– Guaranteed Minimum Death Benefit (GMDB)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%	0.30%
– Living Benefit (LB) – Earnings Benefit (EB)}	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%
Subtotal Other Separate Account Fees	0.20%	0.45%	0.70%	0.40%	0.65%	0.90%	0.45%	0.70%	0.95%	0.50%	0.75%	1.00%
Total Separate Account Level Annual Expenses
• years 0-7	1.75%	2.00%	2.25%	1.95%	2.20%	2.45%	2.00%	2.25%	2.50%	2.05%	2.30%	2.55%
• years 8 and beyond	1.20%	1.45%	1.70%	1.40%	1.65%	1.90%	1.45%	1.70%	1.95%	1.50%	1.75%	2.00%

FEES FOR OPTIONAL RIDERS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee (as a percentage of the guaranteed income base†):	0.50%
†	Please see the Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

EXPENSE TABLES	PROSPECTUS	5

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance):

	Single	Single w/ Death Benefit	Spousal	Spousal w/ Death Benefit
Guardian Target 300 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	1.20%	1.70%	1.60%	2.10%
Guardian Target 200 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	0.95%	1.45%	1.25%	1.75%
Guardian Target Future (available only in New York) maximum**	2.50%	3.00%	N/A	N/A

current**	0.75%	1.25%	N/A	N/A
Guardian Target Now (available in all states except for spousal option which is not available in New York) maximum**	1.00%	1.50%	2.00%	2.50%

current**	0.65%	1.15%	0.85%	1.35%
**	The current charge for this rider ranges from 0.65% to 2.10%, depending on the rider chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.00%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)***	0.36%	4.01%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

***	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ending December 31, 2009. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

Charts 1 and 2 below assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year and also assume that: (a) you invest in the aggressive allocation model under the guaranteed lifetime withdrawal benefit (GLWB) rider with an average weighted fund expense of 0.79% (maximum) and (b) you invest in the conservative allocation model under the GLWB rider with an average weighted fund expense of 0.72% (minimum). Charts 3 and 4 below assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year and also assume: (a) maximum (4.01%) and (b) minimum (0.36%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows.

Chart 1. Chart 1 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with optional death benefit, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $884	(a) $1,788	(a) $2,538	(a) $5,188
Minimum:	(b) $876	(b) $1,766	(b) $2,504	(b) $5,123

Chart 2. Chart 2 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with optional death benefit, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $484	(a) $1,488	(a) $2,538	(a) $5,188
Minimum:	(b) $476	(b) $1,466	(b) $2,504	(b) $5,123

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $1,034	(a) $2,182	(a) $3,115	(a) $5,882
Minimum:	(b) $ 657	(b) $1,086	(b) $1,338	(b) $2,620

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $640	(a) $1,894	(a) $3,115	(a) $5,882
Minimum:	(b) $257	(b) $ 786	(b) $1,338	(b) $2,620

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $9.5 billion as of December 31, 2009. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2009, Guardian Life had total assets (GAAP basis) in excess of $47.7 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. Also, some restrictions on premium payments apply if you purchase the GLWB riders. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider for further information.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

10	PROSPECTUS	BUYING A CONTRACT

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of a valuation date in good order.

If we receive your payment after the close of a valuation date, that payment will be valued as of the close of the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account Q, to receive and invest your premium payments in the variable investment options. The Separate Account has 47 investment divisions, corresponding to the 47 Funds available to you. The performance of each division is based on the Fund in which it invests.

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

ACCUMULATION PERIOD	PROSPECTUS	11

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time.

The Separate Account was established by GIAC on March 14, 2002. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect the Guaranteed Lifetime Withdrawal Benefit Rider, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000 Index.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies
RS High Yield Bond VIP Series	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Partners VIP Series	Long-term growth.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing
RS Small Cap Growth Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

Funds	Investment objectives	Typical investments
RS Global Natural Resources VIP Series	Long-term capital appreciation	At least 80% of its net assets in securities of natural resources companies that the investment team believes possess improving returns on investment capital.
RS Value VIP Series	Long-term capital appreciation	Equity securities of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index that the investment team believes possess improving returns on investment capital.
Invesco V.I. Basic Value Fund (Series II)	Long-term growth of capital	Companies that have the potential for capital growth.
Invesco V.I. Capital Appreciation Fund (Series II)	Long-term growth of capital	Common stocks
Invesco V.I. Core Equity Fund (Series II)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.
Invesco V.I. Government Securities Fund (Series II)	Total return, comprised of current income and capital appreciation	Debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities.
Invesco V.I. Mid Cap Core Equity (Series II)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies
Alger Capital Appreciation Portfolio (Class S)	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrates promising growth potential
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
AllianceBernstein VPS Real Estate Investment Portfolio (Class B)	Total return from long-term growth of capital and income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies. May invest in mortgage-backed securities, short-term investment grade debt securities and other fixed-income securities.
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued.
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector
Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.
Fidelity VIP Balanced Portfolio (Service Class 2)	Income and capital growth consistent with reasonable risk	Invests approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. Invests at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock). Invests in domestic and foreign issuers. With respect to equity investments, emphasizes above-average income-producing equity securities, which tends to lead to investments in stocks that have more “value” characteristics than “growth” characteristics. Analyzes an issuer using fundamental factors and evaluating each security’s current price relative to estimated long-term value to select investments. Engages in transactions that have a leveraging effect on the fund. Invests in Fidelity’s central funds.
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options

Funds	Investment objectives	Typical investments
Fidelity VIP Equity-Income Portfolio (Service Class 2)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Normally invests at least 80% of assets in equity securities. Normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Invests in domestic and foreign issuers.
Fidelity VIP Growth Portfolio (Service Class 2)	Capital appreciation	Normally invests primarily in common stocks. Invests in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Invests in domestic and foreign issuers.
Fidelity VIP Investment Grade Bond Portfolio (Service Class 2)	High Level of current income consistent with the preservation of capital	Normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Manages the fund to have similar overall interest rate risk to the Barclays Capital U.S. Aggregate Bond Index. Allocates assets across different market sectors and maturities. Invests in domestic and foreign issuers. Analyzes the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments. Potentially invests in lower-quality debt securities. Engages in transactions that have a leveraging effect on the fund. Invests in Fidelity’s central funds.
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s® MidCap 400 Index (S&P® MidCap 400)). Potentially invests in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. Invests in either “growth” stocks or “value” stocks or both.
Franklin Rising Dividends Securities Fund (Class 2 Shares)	Seeks long-term capital appreciation, with preservation of capital as an important consideration	The fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.

16	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return	The fund normally invests at least 80% of its net assets in investments of small capitalization companies.
Templeton Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth	The fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers
MFS Core Equity Series (Service Class)	Seeks capital appreciation	Invests at least 80% of its assets in equity securities. The fund may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by industries.
MFS Growth Series (Service Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
MFS Investors Trust Series (Service Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.
MFS New Discovery Series (Service Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size
MFS Research Bond Series (Service Class)	Seeks total return with an emphasis on current income, but also considering capital appreciation	Invests at least 80% of its net assets in debt instruments such as U.S. and foreign corporate bonds, U.S. and foreign government securities and mortgage-backed and asset-backed securities. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by sectors of the debt market.

ACCUMULATION PERIOD	PROSPECTUS	17

Variable investment options

Funds	Investment Objectives	Typical Investments
MFS Strategic Income Series (Service Class)	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Invests primarily in debt instruments such as U.S. and foreign government securities, U.S. and foreign corporate bonds and mortgage-backed and asset-backed securities. May invest up to 100% of its assets in lower quality debt instruments.
MFS Total Return Series (Service Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments
Van Kampen Life Investment Trust Government Portfolio (Class II Shares)	High current return consistent with preservation of capital	Debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II Shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities)

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include MFS Investment Management, RS Investment Management, Invesco Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .10% to .40% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco Aim, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, RS Investments, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from ..00% to .25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted

18	PROSPECTUS	ACCUMULATION PERIOD

from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Funds	Investment advisor and principal business address
RS Large Cap Alpha VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS S&P 500 Index VIP Series RS High Yield Bond VIP Series RS Low Duration Bond VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series RS Emerging Markets VIP Series

RS Investment Management Co. LLC (Adviser)

388 Market Street

San Francisco, California 94111

Guardian Baillie Gifford Limited

(Sub-adviser)

Baillie Gifford Overseas Limited

(Sub-sub-adviser)

Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland

RS Small Cap Growth Equity VIP Series RS Global Natural Resources VIP Series RS Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111

Before investing

Please read the Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

ACCUMULATION PERIOD	PROSPECTUS	19

Funds	Investment advisor and principal business address
Invesco V.I. Basic Value Fund (Series II)	Invesco Advisers, Inc.
Invesco V.I. Capital Appreciation Fund (Series II)	11 Greenway Plaza – Suite 100
Invesco V.I. Core Equity Fund (Series II)	Houston, Texas 77046-1173
Invesco V.I. Government Securities Fund (Series II)
Invesco V.I. Mid Cap Core Equity (Series II)
Alger Capital Appreciation Portfolio (Class S)	Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) AllianceBernstein VPS Growth and Income Portfolio (Class B)	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
AllianceBernstein VPS Real Estate Investment Portfolio (Class B)
AllianceBernstein VPS Value Portfolio (Class B)
Davis Financial Portfolio	Davis Selected Advisers, LP
Davis Real Estate Portfolio	2949 East Elvira Road, Suite 101
Davis Value Portfolio	Tucson, Arizona 85756
Davis Selected Advisers – NY, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
Fidelity VIP Balanced Portfolio (Service Class 2)	Fidelity Management & Research
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Company and its affiliates 82 Devonshire Street
Fidelity VIP Equity-Income Portfolio (Service Class 2)	Boston, Massachusetts 02109
Fidelity VIP Growth Portfolio (Service Class 2)
Fidelity VIP Investment Grade Bond Portfolio (Service Class 2)
Fidelity VIP Mid Cap Portfolio (Service Class 2)
Franklin Rising Dividends Securities Fund (Class 2 Shares) Franklin Small Cap Value Securities Fund (Class 2 Shares)	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024
Templeton Growth Securities Fund (Class 2 Shares)	Templeton Global Advisers Limited (Adviser) Lyford Cay Nassau, Bahamas Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard, #38-03 Suntec Tower One Singapore 038987
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

20	PROSPECTUS	ACCUMULATION PERIOD

Funds	Investment advisor and principal business address
MFS Core Equity Series (Service Class)	Massachusetts Financial Services
MFS Growth Series (Service Class)	Company (“MFS”)
MFS Investors Trust Series (Service Class)	500 Boylston Street
MFS New Discovery Series (Service Class)	Boston, Massachusetts 02116
MFS Research Bond Series (Service Class)
MFS Strategic Income Series (Service Class)
MFS Total Return Series (Service Class)
Van Kampen Life Investment Trust Government Portfolio (Class II Shares) Van Kampen Life Investment Trust Growth and Income Portfolio (Class II Shares)	Van Kampen Asset Management 522 Fifth Avenue New York, New York 10036
Value Line Centurion Fund Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017

ACCUMULATION PERIOD	PROSPECTUS	21

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

When you buy a contract, please note:

•	You can choose up to 20 investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You

22	PROSPECTUS	ACCUMULATION PERIOD

can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

If your state’s insurance department permits and the application for your annuity contract was received by us between February 19, 2003 and April 30, 2003, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is less than the bailout rate, you can withdraw all or part of the money you have invested for at least one year in the fixed-rate option from the contract without incurring a deferred sales charge. We must receive your written request in good order for such a withdrawal at our customer service office within 60 days after the contract anniversary.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

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Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. If the application for your annuity contract was received by us between February 19, 2003 and April 30, 2003, the maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option on the applicable contract anniversary date, or

–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•

Subject to the restrictions in the immediately preceding bullet, if the application for your annuity contract was received by us prior to February 19, 2003 and after April 30, 2003 and for all contracts issued in Massachusetts, the maximum yearly transfer from the fixed-rate option is the greater of the following:

–	25% of the amount in the fixed-rate option on the applicable contract anniversary date, or

–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•

If you have selected any GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values.

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After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing.

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You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other

26	PROSPECTUS	ACCUMULATION PERIOD

underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

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Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

In the first four contract years, you are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the greater of:

•	On the date of withdrawal, the excess of the accumulation value over the total of the net premium payments that you have made (and not withdrawn), in the first three contract years; or

•	10% of the total premium payments made during the first three contract years, minus the total of all the withdrawals you already made during the current contract year.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs

28	PROSPECTUS	ACCUMULATION PERIOD

you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

For the purpose of calculating the deferred sales charge and in order to minimize the applicable deferred sales charge, all amounts withdrawn are deemed to be withdrawn on a last-in first-out basis. In other words, we withdraw all available monies before we withdraw premium payments made during the first three contract years, which are subject to a deferred sales charge. Premium payments made in the fourth contract year and later will not be subject to a deferred sales charge upon withdrawal. Also, in spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

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Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. You can designate the fixed-rate option for dollar cost averaging if you currently own a contract with the fixed-rate option endorsement. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provide special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio

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rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. Eastern time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. Eastern time or if it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. Eastern time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. Eastern time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

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Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification.

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Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

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If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3   1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. (In New York and Florida, a 5% assumed investment return is not allowed.) If no choice is made, an effective annual interest rate of 3   1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contract owner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

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•	name or change any contingent or concurrent beneficiaries; or

•	Change the annuity payout option in effect at the time of the death of the contract owner and/or annuitant.

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contract owner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as

36	PROSPECTUS	ANNUITY PERIOD

selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the current dollar amount of the remaining payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period. (In Oregon, this option is not available during the first four contract years.)

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

ANNUITY PERIOD	PROSPECTUS	37

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

(a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

(b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

(c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

(d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

38	PROSPECTUS	ANNUITY PERIOD

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%. (In Oregon, this option is not available during the first four contract years.)

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with 10-Year Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments To Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	39

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

40	PROSPECTUS	ANNUITY PERIOD

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

ANNUITY PERIOD	PROSPECTUS	41

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

42	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004 and the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death, minus any annuity taxes; or

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004 and if the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

OTHER CONTRACT FEATURES	PROSPECTUS	43

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

44	PROSPECTUS	OTHER CONTRACT FEATURES

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

–	one but not both joint owners dies before annuity payments begin;
–	the two joint owners were married to each other on the date of the deceased owner’s death; and
–	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

OTHER CONTRACT FEATURES	PROSPECTUS	45

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three enhanced death benefit riders are offered:

•

The 7 Year Enhanced Death Benefit Rider provides a death benefit equal to the adjusted accumulation value for the reset date immediately prior to the annuitant’s death. The reset date is every seventh contract anniversary date (e.g., 7th, 14th, 21st, etc.). This enhanced death benefit is available in all states and is the least expensive of the three, with a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options.

•

The Contract Anniversary Enhanced Death Benefit Rider pays a death benefit which equals the highest adjusted accumulation value on any contract anniversary value before the death of the annuitant and before the annuitant’s 85th birthday. This rider is only available in New York state, with a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•

The Guaranteed Minimum Death Benefit Rider pays a death benefit that is equal to the greater of the 3% simple interest death benefit, as described below, or the contract anniversary death benefit, as described below. This rider has the highest per annum rider fee of the three enhanced death benefits and is available in all states except New York, with a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state. If you select the GLWB rider, you cannot select any of these enhanced death benefit riders.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004, the enhanced death benefit is the accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date

46	PROSPECTUS	OTHER CONTRACT FEATURES

–	minus any partial withdrawals after the reset date
–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date
–	minus an adjusted amount for each partial withdrawal made after the reset date.

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004, the enhanced death benefit is the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that contract anniversary
–	minus any partial withdrawals after that contract anniversary
–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday and on or after December 26, 2006, this rider will only be available in New York state. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary
–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

OTHER CONTRACT FEATURES	PROSPECTUS	47

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Guaranteed Minimum Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any

48	PROSPECTUS	OTHER CONTRACT FEATURES

adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•

subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

This means that the dollar amount of the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

To help you understand the different features of the three enhanced death benefit riders, please see the chart below:

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Issue Age	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.
Termination Age	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.

OTHER CONTRACT FEATURES	PROSPECTUS	49

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Death Benefit	Equals the adjusted accumulation value for the seven year contract anniversary immediately preceding the annuitant’s date of death.	Equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday.

Equals the greater of:

1)  The contract anniversary death benefit, which is:

     The highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday, minus any partial withdrawals and adjustments (as described in this prospectus):

or

2)  The 3% simple interest death benefit, which is:

• the total of all premiums paid less partial withdrawals

• minus any adjustments (as described in this prospectus)

• multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments (as described in this prospectus).

Rider Fee	A daily charge at an annual rate of 0.20% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.25% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.30% of the net assets of your variable investment options.

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

50	PROSPECTUS	OTHER CONTRACT FEATURES

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved. The earnings benefit rider is not available to current contract owners.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Money Market VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

–	Adding any net premiums contributed to the contract after your death

OTHER CONTRACT FEATURES	PROSPECTUS	51

–	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select the GLWB rider, you cannot select this rider.

52	PROSPECTUS	OTHER CONTRACT FEATURES

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Money Market VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, Invesco V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Research Bond Series, Van Kampen Life Investment Trust Government Portfolio or The Fixed-Rate Option.

40% –

RS Large Cap Alpha VIP Series, RS S&P 500 Index VIP Series, RS High Yield Bond VIP Series, RS Partners VIP Series, RS International Growth VIP Series, RS Value VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Core Equity Fund, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS Real Estate Investment Portfolio, AllianceBernstein VPS Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Van Kampen Life Investment Trust Growth and Income Portfolio.

OTHER CONTRACT FEATURES	PROSPECTUS	53

10% –	RS Small Cap Growth Equity VIP Series, RS Emerging Markets VIP Series, RS Global Natural Resources VIP Series, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Mid Cap Core Equity Fund, Alger Capital Appreciation Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, AllianceBernstein VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Core Equity Series, MFS Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the RS Money Market VIP Series variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

54	PROSPECTUS	OTHER CONTRACT FEATURES

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select the GLWB rider, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant. If you are age 60 or over at the time you purchase a qualified contract, you may have to take withdrawals before the end of the ten-year waiting period in order to satisfy minimum distribution rules. Withdrawals will reduce the guaranteed income base. Consult a tax advisor before purchasing a GMIB rider under these circumstances.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of

OTHER CONTRACT FEATURES	PROSPECTUS	55

GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date. Please note that the guaranteed income base is not contract accumulation value and cannot be withdrawn in a lump sum.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•

Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years

56	PROSPECTUS	OTHER CONTRACT FEATURES

according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•

Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

OTHER CONTRACT FEATURES	PROSPECTUS	57

The following information will help you decide if the optional GMIB rider or the optional GLWB rider is right for you:

•

The GMIB rider provides for an annuity benefit and the GLWB rider provides for a withdrawal benefit. Once an annuity benefit under GMIB commences, you no longer have the right to withdraw any additional accumulation value, in excess of the annuity payment, from your contract. Once you commence receiving withdrawals under the GLWB rider, you can access any additional accumulation value in your contract, even if this additional withdrawal would exceed the withdrawals allowable under the GLWB rider. Any additional withdrawals, however, would decrease your contract’s accumulation value and the amount available for withdrawal under the GLWB rider.

•

The payments made under the GMIB rider are treated as annuity payments and are taxed accordingly. Generally, the payments made under the GLWB rider are treated as withdrawals (at least until you have fully depleted your contract accumulation value) and are taxed accordingly. Please see the Federal tax matters section of this prospectus for further information and consult your tax advisor for additional details relevant to your tax situation.

•

Annuity payments made under the GMIB are automatic and will be paid for the duration of the annuity you have chosen, regardless of whether you need that payment in a particular year or not. Under the GLWB rider, you can choose not to take a withdrawal in a given year. Doing so may allow your contract’s accumulation value to increase more rapidly in a good market, thus increasing your future withdrawals due to the step-up features of the GLWB rider.

•

The GMIB rider has a ten year waiting period before you can begin receiving annuity payments. The GLWB rider allows you to begin taking withdrawals immediately, but you may not get the full benefit of the rider if you do so.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select the GLWB rider, you cannot select this rider.

58	PROSPECTUS	OTHER CONTRACT FEATURES

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups (not available in New York)
Guardian Target Future:	Single life with 7% annual minimum guarantee (available only in New York)
Guardian Target Now:	Single life with step-ups only

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

OTHER CONTRACT FEATURES	PROSPECTUS	59

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore spousal continuation is not available to a surviving civil union partner or a spouse in a same sex marriage. For information regarding federal tax law, please consult your tax advisor.

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse or a partner with the primary covered person in a civil union that is legally recognized in the state in which this rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the contract, including any

60	PROSPECTUS	OTHER CONTRACT FEATURES

applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

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You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	1.20% of the adjusted GWB (not available in New York)
Guardian Target 200	0.95% of the adjusted GWB (not available in New York)
Guardian Target Future	0.75% of the adjusted GWB (available only in New York)
Guardian Target Now	0.65% of the adjusted GWB

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300	1.60% of the adjusted GWB
Guardian Target 200	1.25% of the adjusted GWB
Guardian Target Now	0.85% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 300 and Guardian Target 200 and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will

62	PROSPECTUS	OTHER CONTRACT FEATURES

not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus, if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the younger covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $6,250.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000 – $8,000 equals $67,000
GWB	$125,000

•The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

•Thus, the new GWB equals the lesser of $75,000 – $8,000 ($67,000) or $125,000 – $8,000 ($117,000).

•The new GWB equals $67,000.

GWA	$6,250	•The new GWA is the GWB immediately after the withdrawal times 5%.* •The new GWA is equal to $67,000 x 5% ($3,350). •The new GWA equals $3,350.
*	This 5% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 66 below.

On each annual contract anniversary prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). When the dollar amount of a rider fee increases for any reason, the contractowner will not receive advance notice of this increase in the rider fee due to step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will

OTHER CONTRACT FEATURES	PROSPECTUS	63

receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (15th contract anniversary for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the premiums received during the first contract year; plus

•	any premium payments received on or after the first contract anniversary.

64	PROSPECTUS	OTHER CONTRACT FEATURES

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $4,280 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $4,280 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $4,280 or $95,720.	N/A	The GWB is $107,000 minus $4,280 which equals $102,720.	The GWA is equal to the GWB amount ($107,000) times 4% or $4,280.
Second contract anniversary	$95,720	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $102,720 since there is no applicable annual minimum guarantee amount.	The GWA remains $4,280 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$95,720	The annual minimum guarantee amount is $102,720 + ($95,720 x 7%) or $109,420.40.	The GWB is the greater of $102,720 or $109,420.40. The new GWB is $109,420.40.	The GWA equals the greater of $4,280 or $109,420.40 x 4% ($4,376.82). Thus, the new GWA equals $4,376.82.

*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 66 below.

OTHER CONTRACT FEATURES	PROSPECTUS	65

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase (described below). The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal	Applicable lifetime withdrawal percentage
45 – 59	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80+	6%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In

66	PROSPECTUS	OTHER CONTRACT FEATURES

such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the death benefit that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

The initial death benefit provided by this rider is equal to the initial premium paid under the contract. Each time an additional premium payment is received by GIAC, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any annual step-up date is greater than the then current death benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date.

OTHER CONTRACT FEATURES	PROSPECTUS	67

A withdrawal will reduce the death benefit by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current death benefit reduced by the amount of the withdrawal.

If you elect this optional death benefit, your rider fee percentage will increase by 0.50% annually.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

The federal income tax treatment of payments made during the settlement phase has not been addressed by the Internal Revenue Service or the courts. We believe that payments during the settlement phase under non-qualified contracts should be treated as annuity

68	PROSPECTUS	OTHER CONTRACT FEATURES

payments, but it is possible that guidance may subsequently be issued treating them as withdrawals. This is significant for non-qualified contracts because withdrawals are generally taxed less favorably than annuity payments. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

OTHER CONTRACT FEATURES	PROSPECTUS	69

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following three allocation models:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
RS Large Cap Alpha VIP Series or RS S&P 500 Index VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity-Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value Securities Fund	5%	8%	4%
RS Small Cap Growth Equity VIP Series	5%	—	—
RS High Yield Bond VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%
RS International Growth VIP Series	15%	5%	3%

Under all the models, you must select either the RS Large Cap Alpha VIP Series or the RS S&P 500 Index VIP Series. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers may only be made once per calendar quarter and must be at least 30 days after any prior transfer. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is

70	PROSPECTUS	OTHER CONTRACT FEATURES

available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the 7 year Enhanced Death Benefit, the Contract Anniversary Enhanced Death Benefit (CAEDB), the Guaranteed Minimum Death Benefit (GMDB), the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), and/or the Earnings Benefit riders, you cannot select the GLWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GLWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GLWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	71

FINANCIAL INFORMATION

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

72	PROSPECTUS	FINANCIAL INFORMATION

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, during the first seven contract years, you will pay a daily charge based on an annual rate of 1.55% of the net assets of your variable investment options. Thereafter, the charge will be based on an annual rate of 1.00%. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your account or surrender your contract during the first four contract years, you may pay a deferred sales

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed lifetime withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

FINANCIAL INFORMATION	PROSPECTUS	73

Deferred sales

charges

Number of contract years completed	Contingent deferred sales charge (%)
0	4
1	4
2	3
3	2
4+	0

charge on any amount that was paid into your contract during the first three contract years. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

When we calculate the deferred sales charge, all amounts taken out are deemed to be withdrawn on a last-in, first-out basis. We do this to minimize the amount you owe. Deferred sales charges are listed in the table.

The maximum contingent deferred sales charge that you will pay is equal to 4% of the lesser of: (i) the total of all premium payments made during the first three contract years; or (ii) the amount withdrawn or surrendered. However, during the first four contract years, you may make a partial withdrawal without a deferred sales charge, of an amount equal to the greater of: (i) the excess of the accumulation value on the date of withdrawal over the total of the net premium payments that you have made (and not withdrawn) in the first three contract years; or (ii) 10% of the total premium payments made during the first three contract years minus the total of all the withdrawals you already made during the current contract year.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

74	PROSPECTUS	FINANCIAL INFORMATION

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate 0.20%, 0.25%, or 0.30 of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit charge

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed lifetime withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge ranging from 0.65% to 2.10%, depending on the option chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. These charges are current charges for this rider, not maximum charges. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

Partial Withdrawal Charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

FINANCIAL INFORMATION	PROSPECTUS	75

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in

76	PROSPECTUS	FINANCIAL INFORMATION

income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. If your contract contains a guaranteed minimum withdrawal benefit rider (such as Lifetime AssetAccess, Spousal AssetAccess or Lifetime Focus), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount

Employer- sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

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equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1 /2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1 /2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payment made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

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Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

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Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase

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annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

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Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains the guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. In any event, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity

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or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur –

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender- neutral tables will be used.

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that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

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Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

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YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-221-3253 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

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VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contractowners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000 ($500 in New Jersey).

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

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DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with annuity contracts where the application for the contract was received by GIAC between February 19, 2003 and April 30, 2003 will be 4%, 3% and 2% on all premium payments received in the first, second and third contract years, respectively. A commission of 1% per annum of the accumulation value of the contract will be paid quarterly beginning in the second contract year. If the annuitant is age 80 or older on the contract’s issue date, the commissions paid on premium payments made in the first, second and third contract years will be 1.5% and the trail commission will be .60% per annum. Trail commissions of up to .50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date. Trail commissions will not be paid on fixed annuity payouts.

Commissions paid in conjunction with annuity contracts where the application for the contract was received by GIAC prior to February 19, 2003 and after April 30, 2003 will be 4%, 3% and 2% on all premium payments received in the first, second and third contract years, respectively. A commission of 1% per annum of the accumulation value of the contract allocated to the variable investment options will be paid quarterly beginning in the second contract year. A commission of .50% per annum of the accumulation value of the contract allocated to the fixed-rate option will be paid quarterly beginning in the second contract year. If the annuitant is age 81 or over at issue, the commissions paid on premium payments in the first, second and third contract years will be 1.5% and the trail commission will be .60% of the accumulation value of the contract allocated to the variable investment options and .30% for allocations to the fixed-rate option. Trail commissions of up to .50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date. Trail commissions will not be paid on fixed annuity payouts.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses,

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wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expenses are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

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SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

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OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

OTHER INFORMATION	PROSPECTUS	91

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account Q, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2009. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account Q which are included in the Statement of Additional Information.

The Separate Account commenced operations on July 15, 2002. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Number of accumulation units outstanding at the end of the indicated period:

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	2009	$13.70	$14.28	$13.49	$14.07	$13.24	$—	$13.44	$14.01	$13.19	$13.75	$—	$11.61	$11.48
	2008	11.14	—	11.00	—	10.82	—	10.96	—	10.79	—	—	9.48	9.39
	2007	16.12	—	15.94	—	—	—	15.90	—	15.68	—	—	13.75	13.66
	2006	14.24	—	14.11	—	13.96	—	14.08	—	13.93	—	13.77	12.18	12.13
	2005	12.36	—	12.27	—	12.17	—	12.25	—	12.15	—	12.04	10.61	10.59
	2004	12.06	—	12.00	—	11.93	—	11.99	—	11.91	—	11.84	—	—
	2003	11.58	—	11.55	—	11.50	—	11.54	—	11.50	—	—	—	—
	2002	9.71	—	9.70	—	—	—	9.69	—	9.68	—	—	—	—
RS S&P 500 Index VIP Series	2009	12.09	12.61	11.91	12.42	11.69	—	11.87	12.37	11.65	12.15	11.43	9.34	9.23
	2008	9.75	—	9.62	—	9.47	—	9.59	—	9.44	—	9.29	7.55	7.48
	2007	15.79	—	15.62	—	15.41	—	15.58	—	15.37	—	15.16	12.27	12.19
	2006	15.28	—	15.14	—	14.97	—	15.11	—	14.94	—	14.77	11.90	11.85
	2005	13.47	—	13.37	—	13.26	—	13.35	—	13.23	—	13.12	10.52	10.51
	2004	13.11	—	13.05	—	12.97	—	13.03	—	12.95	—	12.87	—	—
	2003	12.07	—	12.03	—	11.99	—	12.02	—	11.98	—	11.93	—	—
	2002	9.58	—	9.57	—	—	—	9.56	—	9.56	—	—	—	—
RS Asset Allocation VIP Series	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	9.43	—	9.31	—	9.16	—	9.27	—	9.13	—	—	7.36	—
	2007	15.29	—	15.13	—	14.92	—	15.09	—	14.88	—	—	11.98	—
	2006	14.79	—	14.66	—	14.50	—	14.63	—	14.47	—	—	11.62	—
	2005	13.28	—	13.19	—	13.08	—	13.17	—	13.05	—	—	10.46	—
	2004	12.95	—	12.89	—	12.81	—	12.87	—	12.79	—	—	—	—
	2003	11.95	—	—	—	11.87	—	11.91	—	11.86	—	—	—	—
	2002	9.53	—	—	—	—	—	9.51	—	9.50	—	—	—	—

92	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
RS High Yield Bond VIP Series	2009	$14.45	$15.06	$14.24	$—	$13.97	$—	$14.18	$14.78	$13.92	$14.51	$13.66	$11.44	$—
	2008	10.65	—	10.51	—	10.34	—	10.48	—	10.31	—	10.14	8.45	—
	2007	13.69	—	13.54	—	—	—	13.51	—	13.32	—	13.14	10.90	—
	2006	13.77	—	13.65	—	—	—	13.62	—	13.47	—	13.32	11.00	—
	2005	12.84	—	12.75	—	—	—	12.73	—	12.62	—	12.51	10.29	—
	2004	12.65	—	12.59	—	—	—	12.57	—	12.49	—	—	—	—
	2003	11.79	—	11.75	—	—	—	11.75	—	11.70	—	—	—	—
	2002	10.17	—	—	—	—	—	10.16	—	10.18	—	—	—	—
RS Low Duration Bond VIP Series	2009	11.18	11.58	11.04	—	10.87	—	11.01	—	10.83	—	10.66	11.14	—
	2008	10.70	—	10.58	—	10.44	—	10.56	—	10.42	—	10.28	10.69	—
	2007	10.51	—	10.42	—	10.31	—	10.40	—	10.29	—	10.18	10.54	—
	2006	10.15	—	10.08	—	9.99	—	10.06	—	9.98	—	9.89	10.20	—
	2005	9.92	—	9.88	—	9.82	—	9.86	—	9.81	—	9.75	10.01	—
	2004	9.97	—	9.95	—	9.91	—	9.94	—	9.91	—	9.87	—	—
	2003	10.06	—	—	—	10.04	—	10.05	—	10.04	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
RS Large Cap Value VIP Series	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	10.52	—	10.40	—	—	10.10	10.37	—	10.22	—	—	7.22	7.15
	2007	17.93	—	17.75	—	—	17.32	17.71	—	17.49	—	—	12.34	12.26
	2006	18.18	—	18.04	—	—	17.69	18.01	—	17.83	—	—	12.55	12.50
	2005	15.64	—	15.55	—	—	15.33	15.53	—	15.42	—	15.31	10.83	—
	2004	14.52	—	14.47	—	—	14.33	14.45	—	14.39	—	14.32	—	—
	2003	13.00	—	—	—	—	12.92	12.97	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
RS Partners VIP Series	2009	14.62	15.20	14.42	—	—	13.93	14.37	—	14.12	—	—	9.70	—
	2008	10.66	—	10.53	—	—	10.22	10.50	—	10.34	—	—	7.09	—
	2007	16.43	—	16.27	—	—	15.88	16.23	—	16.03	—	—	10.96	—
	2006	17.07	—	16.94	—	—	16.61	16.90	—	16.74	—	—	11.42	—
	2005	15.89	—	15.80	—	—	15.57	15.77	—	15.66	—	15.54	10.66	—
	2004	15.52	—	15.46	—	—	15.31	15.44	—	15.37	—	15.29	—	—
	2003	13.32	—	—	—	—	13.24	13.29	—	13.26	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	2009	15.49	16.14	15.26	15.91	14.97	—	15.20	15.85	14.92	15.55	—	10.74	10.62
	2008	11.49	—	11.34	—	11.16	—	11.31	—	11.13	—	—	7.99	7.92
	2007	18.05	—	17.85	—	17.61	—	17.80	—	17.56	—	—	12.59	12.51
	2006	17.47	—	17.32	—	17.12	—	17.28	—	17.09	—	—	12.23	12.18
	2005	15.18	—	15.07	—	14.94	—	15.05	—	14.92	—	14.79	10.65	10.63
	2004	15.42	—	15.35	—	15.25	—	15.33	—	15.23	—	15.14	—	—
	2003	13.63	—	13.59	—	13.54	—	13.58	—	13.53	—	—	—	—
	2002	9.67	—	9.65	—	—	—	9.66	—	9.64	—	—	—	—

APPENDIX	PROSPECTUS	93

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
RS International Growth VIP Series	2009	$15.80	$16.47	$15.56	$16.22	$15.27	$—	$15.50	$16.16	$15.22	$15.86	$14.93	$11.64	$11.51
	2008	11.57	—	11.42	—	11.24	—	11.38	—	11.20	—	11.02	8.55	8.47
	2007	20.76	—	20.53	—	—	—	20.48	—	20.20	—	19.92	15.39	15.29
	2006	18.37	—	18.21	—	—	—	18.16	—	17.96	—	17.76	13.66	13.60
	2005	15.15	—	15.04	—	14.91	—	15.02	—	14.89	—	14.76	11.30	11.28
	2004	13.29	—	13.22	—	—	—	13.21	—	13.12	—	13.04	—	—
	2003	11.59	—	11.55	—	—	—	11.54	—	11.50	—	—	—	—
	2002	9.07	—	9.05	—	—	—	9.06	—	8.94	—	—	—	—
RS Emerging Markets VIP Series	2009	34.06	35.50	33.55	—	—	—	33.43	34.85	32.81	34.20	32.20	20.77	20.52
	2008	17.65	—	17.43	—	—	—	17.37	—	17.09	—	16.82	10.80	10.70
	2007	41.44	—	40.99	—	—	—	40.88	—	40.33	—	39.78	25.42	25.25
	2006	29.01	—	28.75	—	—	—	28.69	—	28.37	—	28.05	17.85	17.77
	2005	21.68	—	21.53	—	—	—	21.49	—	21.31	—	21.12	13.38	13.35
	2004	15.70	—	15.63	—	—	—	15.61	—	15.51	—	15.42	—	—
	2003	12.94	—	12.90	—	—	—	12.89	—	12.84	—	—	—	—
	2002	8.55	—	—	—	—	—	8.54	—	8.89	—	—	—	—
RS Investment Quality Bond VIP Series	2009	12.70	13.24	12.52	13.05	12.28	—	12.47	13.00	12.24	12.76	12.01	11.50	11.36
	2008	11.63	—	11.48	—	11.29	—	11.44	—	11.26	—	11.08	10.56	10.46
	2007	11.78	—	11.65	—	11.49	—	11.62	—	11.46	—	11.31	10.73	10.65
	2006	11.29	—	11.19	—	11.06	—	11.16	—	11.04	—	10.91	10.31	10.26
	2005	11.03	—	10.95	—	10.85	—	10.93	—	10.84	—	10.74	10.10	10.08
	2004	10.96	—	10.91	—	10.84	—	10.90	—	10.83	—	10.76	—	—
	2003	10.71	—	10.68	—	10.64	—	10.67	—	10.63	—	10.59	—	—
	2002	10.41	—	10.36	—	—	—	10.39	—	10.39	—	—	—	—
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	4.73	—	—	—	—	—	4.71	—	—	—	—	4.71	—
	2007	9.79	—	—	—	—	—	—	—	—	—	—	9.77	—
RS Global Natural Resources VIP Series	2009	8.61	8.73	8.57	—	—	—	8.56	—	8.51	—	—	8.55	8.50
	2008	5.82	—	5.81	—	—	—	5.80	—	5.78	—	—	5.80	5.78
	2007	10.67	—	10.66	—	—	—	—	—	—	—	—	10.66	—
RS Value VIP Series	2009	7.22	—	—	—	—	—	—	—	—	—	—	7.17	—
	2008	5.51	—	—	—	—	—	—	—	—	—	—	—	—
	2007	9.42	—	—	—	—	—	—	—	9.40	—	—	—	—
RS Equity Dividend VIP Series	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	5.43	—	—	—	—	—	5.41	—	—	—	—	—	—
	2007	9.33	—	—	—	—	—	—	—	9.31	—	—	9.32	—

94	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
RS Technology VIP Series	2009	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	2008	4.93	—	—	—	—	—	—	—	—	—	—	4.91	—
	2007	10.31	—	—	—	—	—	—	—	—	—	—	10.30	—
RS Money Market VIP Series	2009	10.27	10.71	10.12	10.55	9.93	9.75	10.08	10.51	9.89	10.31	9.71	10.36	—
	2008	10.45	—	10.31	—	10.15	9.98	10.28	—	10.11	—	9.95	10.57	—
	2007	10.42	—	10.30	—	10.16	10.03	10.28	—	10.14	—	10.00	10.57	—
	2006	10.13	—	10.04	—	9.93	9.82	10.01	—	9.90	—	9.79	10.30	—
	2005	9.86	—	9.79	—	9.71	9.62	9.78	—	9.69	—	9.61	10.06	—
	2004	9.77	—	9.72	—	9.66	9.61	9.71	—	9.65	—	9.59	—	—
	2003	9.86	—	9.83	—	9.80	9.76	9.83	—	9.79	—	9.76	—	—
	2002	9.97	—	9.96	—	—	—	9.96	—	9.95	—	9.93	—	—
Gabelli Capital Asset Fund	2009	14.39	—	14.20	—	—	—	14.15	—	13.92	—	13.69	10.15	10.03
	2008	10.87	—	10.75	—	—	—	10.72	—	10.57	—	10.42	7.69	7.62
	2007	18.58	—	18.40	—	—	—	18.36	—	18.15	—	17.94	13.18	13.09
	2006	17.33	—	17.20	—	—	—	17.17	—	17.01	—	16.85	12.33	12.28
	2005	14.46	—	14.38	—	—	—	14.36	—	14.27	—	14.17	10.32	10.30
	2004	14.43	—	14.38	—	—	—	14.36	—	14.30	—	14.25	—	—
	2003	12.71	—	12.69	—	—	—	12.69	—	12.66	—	12.64	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Value Line Centurion Fund	2009	8.84	—	8.72	—	—	—	8.69	—	8.54	—	—	7.20	—
	2008	8.09	—	8.00	—	—	—	7.98	—	7.87	—	—	6.62	—
	2007	16.24	—	16.09	—	—	—	16.05	—	15.87	—	—	13.32	—
	2006	13.69	—	13.59	—	—	—	13.57	—	13.44	—	—	11.27	—
	2005	13.42	—	—	—	—	—	13.33	—	13.24	—	—	—	—
	2004	12.52	—	—	—	—	—	12.46	—	—	—	—	—	—
	2003	11.43	—	—	—	—	—	11.41	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Value Line Strategic Asset Management Trust	2009	12.93	13.42	12.76	—	12.54	—	12.71	—	12.50	—	12.30	10.50	10.38
	2008	10.86	—	10.74	—	10.59	—	10.71	—	10.56	—	10.41	8.85	8.76
	2007	15.65	—	15.51	—	15.33	—	15.47	—	15.29	—	15.11	12.79	12.70
	2006	13.82	—	13.72	—	13.59	—	13.69	—	13.57	—	13.44	11.33	11.28
	2005	13.16	—	13.09	—	13.01	—	13.08	—	12.99	—	12.90	10.82	10.80
	2004	12.28	—	12.24	—	12.19	—	12.23	—	12.18	—	12.13	—	—
	2003	11.14	—	11.13	—	11.11	—	11.12	—	11.11	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series II (11)	2009	10.21	—	10.06	—	—	—	10.02	10.44	9.83	—	—	8.26	8.16
	2008	8.61	—	8.50	—	—	—	8.47	—	8.33	—	—	6.98	6.92
	2007	15.27	—	15.10	—	—	—	15.06	—	14.86	—	14.65	12.42	12.34
	2006	13.91	—	13.78	—	—	—	13.75	—	13.60	—	13.45	11.35	11.30
	2005	—	—	—	—	—	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	95

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
AIM V.I. Aggressive Growth Fund Series II	2009	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	2008	—	—	—	—	—	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—	—	—	—	—	—
	2005	13.30	—	13.21	—	—	—	13.18	—	13.07	—	12.96	—	—
	2004	12.82	—	12.76	—	—	—	12.75	—	12.67	—	12.59	—	—
	2003	11.71	—	—	—	—	—	11.67	—	11.62	—	11.58	—	—
	2002	9.43	—	—	—	—	—	9.40	—	—	—	—	—	—
AIM V.I. Growth Fund Series II	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—	—	—	—	—	—
	2005	13.27	—	13.18	—	—	—	13.16	—	13.04	—	12.93	10.86	—
	2004	12.61	—	12.54	—	—	—	12.53	—	12.45	—	12.37	—	—
	2003	11.88	—	11.85	—	—	—	11.84	—	11.79	—	11.75	—	—
	2002	9.24	—	—	—	—	—	9.23	—	9.20	—	—	—	—
AIM V.I. Basic Value Fund Series II	2009	10.31	10.74	10.15	—	—	—	10.11	10.54	9.93	—	—	7.88	—
	2008	7.10	—	7.01	—	—	—	6.99	—	6.87	—	—	5.44	—
	2007	15.02	—	14.86	—	—	—	14.82	—	14.62	—	14.42	11.56	—
	2006	15.09	—	14.95	—	—	—	14.92	—	14.75	—	14.59	11.64	—
	2005	13.59	—	13.50	—	—	—	13.48	—	13.36	—	13.25	10.52	—
	2004	13.12	—	13.06	—	—	—	13.04	—	12.96	—	12.88	—	—
	2003	12.05	—	12.02	—	—	—	12.01	—	11.96	—	11.92	—	—
	2002	9.20	—	9.16	—	—	—	9.19	—	9.18	—	—	—	—
AIM V.I. Government Securities Fund Series II	2009	11.76	12.26	11.58	—	11.37	—	11.54	12.03	11.33	11.81	11.12	11.29	—
	2008	12.00	—	11.84	—	11.65	—	11.81	—	11.62	—	11.43	11.55	—
	2007	10.91	—	10.79	—	10.64	—	10.76	—	10.61	—	10.47	—	—
	2006	10.46	—	10.37	—	10.25	—	10.35	—	10.23	—	10.12	—	—
	2005	10.31	—	10.24	—	10.15	—	10.22	—	10.13	—	10.04	—	—
	2004	10.35	—	10.30	—	10.23	—	10.28	—	10.22	—	10.16	—	—
	2003	10.30	—	10.27	—	10.23	—	10.26	—	10.22	—	—	—	—
	2002	10.39	—	10.38	—	—	—	10.37	—	10.37	—	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2009	15.01	15.64	14.78	—	—	—	14.73	15.35	14.45	—	14.19	10.90	—
	2008	11.76	—	11.61	—	—	—	11.57	—	11.39	—	11.20	8.57	—
	2007	16.78	—	16.60	—	—	—	16.56	—	16.33	—	16.11	12.27	—
	2006	15.63	—	15.49	—	—	—	15.46	—	15.29	—	15.12	11.46	—
	2005	14.34	—	14.24	—	—	—	14.21	—	14.09	—	13.97	10.54	—
	2004	13.60	—	13.53	—	—	—	13.52	—	13.43	—	13.35	—	—
	2003	12.19	—	12.15	—	—	—	12.15	—	12.10	—	12.06	—	—
	2002	9.77	—	—	—	—	—	9.76	—	—	—	—	—	—

96	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
AIM V.I. Core Equity Fund Series II	2009	$12.56	$13.09	$—	$—	$12.14	$—	$12.33	$12.85	$12.10	$—	$—	$—	$—
	2008	9.99	—	—	—	9.70	—	9.83	—	9.67	—	—	—	—
	2007	14.59	—	14.43	—	14.24	—	14.39	—	14.20	—	14.00	—	—
	2006	13.77	—	13.64	—	13.49	—	13.61	—	13.46	—	13.31	—	—
	2005	12.19	—	12.10	—	12.00	—	12.08	—	11.98	—	11.87	—	—
	2004	11.77	—	11.71	—	11.64	—	11.70	—	11.63	—	11.55	—	—
	2003	11.36	—	—	—	11.28	—	11.32	—	11.27	—	11.23	—	—
	2002	9.26	—	—	—	—	—	9.25	—	9.27	—	9.22	—	—
Alger American Capital Appreciation Portfolio Class S	2009	16.76	17.47	16.51	17.21	—	—	16.45	17.14	16.14	—	—	13.94	13.77
	2008	11.32	—	11.17	—	—	—	11.14	—	10.96	—	—	9.44	9.35
	2007	21.04	—	20.82	—	—	—	20.76	—	20.48	—	—	17.61	17.49
	2006	16.08	—	15.94	—	—	—	15.90	—	15.73	—	—	13.49	13.44
	2005	13.76	—	13.66	—	—	—	13.64	—	13.52	—	—	—	—
	2004	12.27	—	12.21	—	—	—	12.19	—	12.12	—	—	—	—
	2003	11.57	—	11.54	—	—	—	11.53	—	—	—	—	—	—
	2002	8.77	—	8.77	—	—	—	8.76	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2009	11.17	—	11.00	11.47	—	—	10.96	11.43	10.76	11.21	10.56	8.36	8.26
	2008	9.44	—	9.32	—	—	—	9.29	—	9.14	—	9.00	7.09	7.02
	2007	16.21	—	16.03	—	15.81	—	15.99	—	15.77	—	15.56	12.20	12.12
	2006	15.73	—	15.59	—	15.42	—	15.56	—	15.38	—	15.21	11.88	11.83
	2005	13.69	—	13.59	—	13.47	—	13.57	—	13.45	—	13.33	—	10.35
	2004	13.32	—	13.25	—	13.17	—	13.24	—	13.15	—	13.07	—	—
	2003	12.19	—	12.15	—	—	—	12.14	—	12.10	—	12.05	—	—
	2002	9.39	—	9.37	—	—	—	9.37	—	9.36	—	9.35	—	—
AllianceBernstein Large Cap Growth Class B	2009	11.59	—	11.42	—	—	—	11.37	11.86	11.16	11.64	—	10.44	—
	2008	8.60	—	8.49	—	—	—	8.46	—	8.33	—	—	7.77	—
	2007	14.55	—	14.39	—	—	—	14.35	—	14.16	—	13.97	13.19	—
	2006	13.03	—	12.92	—	—	—	12.89	—	12.75	—	12.60	11.85	—
	2005	13.35	—	13.26	—	—	—	13.24	—	13.12	—	13.01	12.17	—
	2004	11.83	—	11.77	—	—	—	11.76	—	11.69	—	11.62	—	—
	2003	11.12	—	11.09	—	—	—	11.08	—	11.04	—	10.99	—	—
	2002	9.17	—	—	—	—	—	9.16	—	9.15	—	9.14	—	—

APPENDIX	PROSPECTUS	97

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
AllianceBernstein Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	2009	$12.17	$12.69	$11.99	$—	$—	$—	$11.95	$12.45	$11.72	$12.22	$—	$10.87	$—
	2008	8.09	—	7.98	—	—	—	7.96	—	7.83	—	—	7.25	—
	2007	15.67	—	15.50	—	—	—	15.46	—	15.25	—	—	14.09	—
	2006	13.30	—	13.18	—	—	—	13.16	—	13.01	—	—	11.99	—
	2005	12.49	—	12.41	—	—	—	12.38	—	12.28	—	—	11.30	—
	2004	12.27	—	12.21	—	—	—	12.19	—	12.12	—	—	—	—
	2003	11.88	—	11.85	—	—	—	11.84	—	11.80	—	—	—	—
	2002	8.41	—	—	—	—	—	8.40	—	8.39	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2009	17.33	—	17.07	—	—	—	17.01	17.73	16.70	17.40	16.39	10.48	10.36
	2008	13.65	—	13.47	—	—	—	13.43	—	13.22	—	13.00	8.28	8.20
	2007	21.65	—	21.41	—	—	—	21.36	—	21.07	—	20.78	13.17	13.08
	2006	25.85	—	25.62	—	—	—	25.56	—	25.28	—	25.00	15.78	15.71
	2005	19.51	—	19.37	—	—	—	19.34	—	19.17	—	19.00	11.94	11.92
	2004	17.82	—	17.73	—	—	—	17.71	—	17.60	—	17.49	—	—
	2003	13.41	—	13.36	—	13.34	—	13.36	—	13.31	—	—	—	—
	2002	9.82	—	—	—	—	—	9.80	—	9.79	—	—	—	—
AllianceBernstein Value Portfolio Class B	2009	10.92	11.38	10.75	11.21	10.55	—	10.71	11.17	10.52	—	—	7.97	—
	2008	9.18	—	9.06	—	8.92	—	9.03	—	8.89	—	8.74	6.73	—
	2007	15.84	—	15.67	—	15.45	—	15.62	—	15.41	—	—	11.64	—
	2006	16.82	—	16.67	—	16.49	—	16.63	—	16.45	—	—	12.40	—
	2005	14.15	—	14.05	—	13.93	—	14.02	—	13.90	—	13.78	—	—
	2004	13.65	—	13.58	—	13.50	—	13.56	—	13.48	—	13.40	—	—
	2003	12.25	—	12.22	—	12.17	—	12.21	—	12.16	—	12.12	—	—
	2002	9.71	—	9.70	—	—	—	9.70	—	9.68	—	—	—	—
Davis Financial Portfolio	2009	8.70	—	8.62	—	—	—	8.60	—	8.50	—	—	8.58	8.48
	2008	6.27	—	6.22	—	—	—	6.21	—	6.16	—	—	6.20	6.14
	2007	11.90	—	11.84	—	—	—	—	—	11.74	—	—	11.80	11.72
	2006	12.89	—	12.85	—	—	—	12.84	—	12.78	—	—	12.83	12.77
	2005	11.07	—	11.06	—	11.04	—	11.05	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2009	8.88	—	8.80	—	—	—	8.77	—	8.67	—	—	8.75	8.65
	2008	6.86	—	6.81	—	—	—	6.80	—	6.73	—	—	6.78	6.72
	2007	13.15	—	13.08	—	—	—	13.06	—	12.98	—	—	13.05	12.96
	2006	15.84	—	15.79	—	—	—	15.77	—	15.70	—	—	15.76	15.69
	2005	12.00	—	11.98	—	11.96	—	11.98	—	11.95	—	—	11.97	11.95
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—

98	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
Davis Value Portfolio	2009	$9.48	$—	$9.39	$—	$—	$—	$9.36	$—	$9.25	$—	$9.15	$9.34	$9.23
	2008	7.35	—	7.30	—	—	—	7.29	—	7.22	—	7.15	7.27	7.20
	2007	12.54	—	12.47	—	—	—	12.46	—	12.37	—	12.29	12.44	12.36
	2006	12.20	—	12.16	—	—	—	12.15	—	12.09	—	12.04	12.14	12.08
	2005	10.80	—	10.78	—	10.76	—	10.78	—	10.76	—	—	10.77	10.75
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2009	12.88	13.43	12.69	—	12.45	—	12.64	13.18	12.41	12.93	12.18	10.75	—
	2008	9.48	—	9.35	—	9.20	—	9.32	—	9.17	—	9.03	7.93	—
	2007	14.65	—	14.49	—	14.29	—	14.45	—	14.25	—	14.06	12.30	—
	2006	13.71	—	13.59	—	13.44	—	13.56	—	13.41	—	13.26	11.55	—
	2005	12.52	—	12.43	—	12.32	—	12.41	—	12.30	—	12.19	10.58	—
	2004	12.07	—	12.01	—	11.94	—	12.00	—	11.92	—	11.85	—	—
	2003	11.68	—	11.65	—	—	—	11.64	—	11.60	—	11.56	—	—
	2002	10.13	—	—	—	—	—	10.12	—	10.11	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2009	15.12	15.76	14.89	15.53	14.62	14.35	14.84	15.47	14.56	15.18	14.29	10.70	10.58
	2008	11.36	—	11.21	—	11.03	10.85	11.18	—	11.00	—	10.82	8.06	7.99
	2007	20.17	—	19.95	—	19.68	19.42	19.90	—	19.63	—	19.36	14.37	14.27
	2006	17.50	—	17.35	—	17.15	16.96	17.31	—	17.12	—	16.93	12.50	12.45
	2005	15.99	—	15.88	—	15.74	15.60	15.85	—	15.71	—	15.58	11.45	11.43
	2004	13.95	—	13.88	—	13.79	13.71	13.86	—	13.78	—	13.69	—	—
	2003	12.33	—	12.29	—	12.25	12.20	12.28	—	12.24	—	12.19	—	—
	2002	9.79	—	9.78	—	—	—	9.78	—	9.78	—	—	—	—
Fidelity VIP Equity- Income Portfolio Service Class 2	2009	11.57	12.07	11.40	11.89	—	—	11.36	11.84	11.15	11.62	10.94	8.80	8.70
	2008	9.07	—	8.95	—	—	—	8.92	—	8.78	—	8.64	6.92	6.85
	2007	16.14	—	15.97	—	—	—	15.92	—	15.71	—	15.49	12.35	12.27
	2006	16.22	—	16.08	—	—	—	16.04	—	15.86	—	15.69	12.45	12.40
	2005	13.77	—	13.67	—	—	—	13.65	—	13.53	—	13.41	10.60	10.58
	2004	13.27	—	13.21	—	—	—	13.19	—	13.11	—	13.03	—	—
	2003	12.15	—	12.11	—	—	—	12.10	—	12.06	—	12.01	—	—
	2002	9.51	—	9.51	—	—	—	9.50	—	9.48	—	—	—	—
Fidelity VIP Growth Portfolio Service Class 2	2009	10.75	11.21	10.59	—	10.40	—	10.55	—	10.36	—	—	9.11	—
	2008	8.55	—	8.44	—	8.31	—	8.41	—	8.28	—	8.15	7.27	—
	2007	16.52	—	16.34	—	16.12	—	16.29	—	16.07	—	15.85	14.08	—
	2006	13.27	—	13.15	—	13.01	—	13.13	—	12.98	—	12.84	11.35	11.30
	2005	12.68	—	12.59	—	12.48	—	12.57	—	12.46	—	12.35	—	10.85
	2004	12.23	—	12.17	—	12.09	—	12.15	—	12.08	—	12.00	—	—
	2003	12.07	—	12.03	—	—	—	12.03	—	11.98	—	11.94	—	—
	2002	9.27	—	—	—	—	—	9.26	—	—	—	—	—	—

APPENDIX	PROSPECTUS	99

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2009	$12.51	$13.04	$12.33	$12.85	$12.10	$11.87	$12.28	$12.80	$12.05	$12.56	$11.83	$11.23	$11.10
	2008	11.03	—	10.89	—	10.71	10.54	10.85	—	10.68	—	10.50	9.93	9.83
	2007	11.63	—	11.50	—	11.34	11.19	11.47	—	11.31	—	11.16	10.50	10.43
	2006	11.37	—	11.27	—	11.14	11.02	11.24	—	11.12	—	10.99	10.30	10.25
	2005	11.11	—	11.03	—	10.94	10.84	11.02	—	10.92	—	10.83	10.09	10.07
	2004	11.10	—	11.04	—	10.98	10.91	11.03	—	10.96	—	10.90	—	—
	2003	10.84	—	10.81	—	10.77	10.73	10.80	—	10.76	—	10.72	—	—
	2002	10.52	—	10.50	—	—	—	10.50	—	10.49	—	10.48	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2009	19.35	—	19.07	19.88	18.71	18.37	19.00	19.80	18.64	19.44	18.30	11.63	11.49
	2008	14.10	—	13.91	—	13.69	13.47	13.87	—	13.65	—	13.43	8.49	8.41
	2007	23.76	—	23.50	—	23.18	22.86	23.43	—	23.11	—	22.80	14.36	14.26
	2006	20.96	—	20.78	—	20.55	20.32	20.73	—	20.50	—	20.27	12.71	12.65
	2005	18.98	—	18.85	—	18.69	18.53	18.82	—	18.65	—	18.49	11.54	11.52
	2004	16.37	—	16.29	—	16.19	16.09	16.27	—	16.17	—	16.07	—	—
	2003	13.37	—	13.33	—	13.28	13.23	13.32	—	13.27	—	—	—	—
	2002	9.84	—	9.83	—	—	—	9.83	—	9.81	—	—	—	—
Templeton Growth Securities Fund Class 2	2009	12.23	12.75	12.05	—	11.82	—	12.00	12.51	11.78	—	11.56	9.18	9.07
	2008	9.49	—	9.37	—	9.22	—	9.34	—	9.19	—	9.04	7.15	7.08
	2007	16.75	—	16.57	—	16.35	—	16.53	—	16.30	—	16.08	12.65	12.57
	2006	16.66	—	16.51	—	16.33	—	16.48	—	16.29	—	16.11	12.62	12.57
	2005	13.92	—	13.82	—	13.71	—	13.80	—	13.68	—	13.56	10.58	10.56
	2004	13.01	—	12.95	—	12.87	—	12.93	—	12.86	—	12.78	—	—
	2003	11.42	—	11.38	—	—	—	11.38	—	11.33	—	—	—	—
	2002	8.79	—	—	—	—	—	8.78	—	8.78	—	—	—	—
Franklin Rising Dividends Securities Fund Class 2	2009	12.11	12.62	11.93	12.44	11.71	—	11.88	12.39	11.66	12.16	11.45	9.43	9.32
	2008	10.50	—	10.37	—	10.20	—	10.33	—	10.17	—	10.00	8.20	8.13
	2007	14.66	—	14.50	—	14.31	—	14.46	—	14.27	—	14.07	11.49	11.41
	2006	15.34	—	15.20	—	15.03	—	15.17	—	15.00	—	14.83	12.05	12.00
	2005	13.33	—	13.23	—	13.12	—	13.21	—	13.10	—	12.98	10.50	10.48
	2004	13.11	—	13.05	—	12.97	—	13.03	—	12.95	—	12.87	—	—
	2003	12.03	—	11.99	—	11.95	—	11.98	—	11.94	—	11.89	—	—
	2002	9.82	—	9.81	—	—	—	9.81	—	9.81	—	—	—	—
Franklin Small Cap Value Securities Fund Class 2	2009	14.61	15.23	14.40	—	—	—	14.34	14.95	14.08	14.67	13.82	9.86	9.75
	2008	11.51	—	11.37	—	—	—	11.33	—	11.15	—	10.97	7.79	7.72
	2007	17.50	—	17.31	—	—	—	17.26	—	17.02	—	16.79	11.88	11.80
	2006	18.24	—	18.08	—	—	—	18.04	—	17.84	—	17.64	12.42	12.37
	2005	15.87	—	15.76	—	—	—	15.73	—	15.60	—	15.46	10.84	—
	2004	14.85	—	14.78	—	—	—	14.76	—	14.67	—	14.58	—	—
	2003	12.22	—	12.18	—	—	—	12.17	—	12.13	—	—	—	—
	2002	9.41	—	9.40	—	—	—	9.40	—	9.40	—	—	—	—

100	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
MFS Research Bond Series Service Class	2009	$13.28	$13.85	$13.09	$—	$12.84	$12.61	$13.04	$13.59	$12.80	$13.34	$12.56	$11.28	$11.15
	2008	11.66	—	11.51	—	11.33	11.15	11.48	—	11.29	—	11.11	9.93	9.84
	2007	12.19	—	12.06	—	11.90	11.73	12.03	—	11.86	—	11.70	10.42	10.35
	2006	11.94	—	11.84	—	11.70	11.57	11.81	—	11.68	—	11.55	10.23	10.19
	2005	11.71	—	11.63	—	11.53	11.43	11.61	—	11.51	—	11.41	10.06	—
	2004	11.77	—	11.72	—	11.64	11.57	11.70	—	11.63	—	11.56	—	—
	2003	11.33	—	11.29	—	11.25	11.21	11.29	—	11.24	—	11.20	—	—
	2002	10.56	—	—	—	—	—	10.55	—	10.54	—	10.52	—	—
MFS Core Equity Series Service Class	2009	12.10	12.61	11.92	—	—	—	11.87	12.38	—	—	—	9.64	—
	2008	9.31	—	9.19	—	—	—	9.16	—	—	—	—	7.45	—
	2007	15.62	—	15.45	—	—	—	15.40	—	—	—	14.99	12.53	—
	2006	14.33	—	14.21	—	—	—	14.18	—	14.02	—	13.86	—	—
	2005	12.85	—	—	—	—	—	12.74	—	12.63	—	12.52	—	—
	2004	12.89	—	—	—	—	—	12.81	—	12.74	—	12.66	—	—
	2003	11.71	—	—	—	—	—	11.67	—	11.62	—	11.58	—	—
	2002	9.37	—	—	—	—	—	9.36	—	—	—	9.35	—	—
MFS Growth Series Service Class	2009	14.70	—	14.48	—	—	—	14.43	—	14.16	—	—	11.67	—
	2008	10.89	—	10.75	—	—	—	10.72	—	10.55	—	—	8.68	—
	2007	17.75	—	17.56	—	—	—	17.51	—	17.27	—	—	14.19	—
	2006	14.95	—	14.81	—	—	—	14.78	—	14.62	—	—	11.98	—
	2005	14.14	—	14.04	—	—	—	14.02	—	13.89	—	—	—	—
	2004	13.21	—	13.15	—	—	—	13.13	—	13.05	—	—	—	—
	2003	11.93	—	11.89	—	—	—	11.88	—	11.84	—	—	—	—
	2002	9.34	—	9.33	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series Service Class	2009	12.87	13.42	12.68	13.22	12.45	—	12.64	13.17	12.40	—	—	10.31	—
	2008	10.35	—	10.22	—	10.06	—	10.19	—	10.02	—	—	8.31	—
	2007	15.79	—	15.62	—	15.40	—	15.57	—	15.36	—	15.15	—	—
	2006	14.60	—	14.47	—	14.31	—	14.44	—	14.28	—	14.12	—	—
	2005	13.19	—	13.10	—	12.98	—	13.07	—	12.96	—	12.85	—	—
	2004	12.54	—	12.48	—	12.40	—	12.47	—	12.39	—	12.31	—	—
	2003	11.49	—	11.45	—	11.41	—	11.45	—	11.40	—	11.36	—	—
	2002	9.60	—	9.59	—	—	—	9.58	—	9.56	—	9.56	—	—
MFS New Discovery Series Service Class	2009	14.22	—	14.01	—	13.75	—	13.95	14.55	13.70	14.28	—	11.93	—
	2008	8.88	—	8.77	—	8.63	—	8.74	—	8.60	—	—	7.47	—
	2007	14.95	—	14.78	—	14.58	—	14.74	—	14.54	—	—	12.62	—
	2006	14.88	—	14.75	—	14.58	—	14.71	—	14.55	—	—	12.59	—
	2005	13.41	—	13.32	—	13.20	—	13.29	—	13.18	—	—	11.38	—
	2004	12.99	—	12.93	—	12.85	—	12.91	—	12.83	—	—	—	—
	2003	12.45	—	12.42	—	12.37	—	12.41	—	12.36	—	12.32	—	—
	2002	9.51	—	—	—	—	—	9.48	—	9.47	—	—	—	—

APPENDIX	PROSPECTUS	101

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
MFS Strategic Income Series Service Class	2009	$13.29	$13.85	$13.09	$13.65	$—	$—	$13.04	$13.60	$12.80	$—	$—	$11.13	$—
	2008	10.92	—	10.78	—	—	—	10.74	—	10.57	—	10.40	9.17	—
	2007	12.67	—	12.53	—	—	—	12.49	—	12.32	—	12.16	10.68	—
	2006	12.46	—	12.35	—	—	—	12.33	—	12.19	—	12.05	10.54	—
	2005	11.92	—	11.84	—	—	—	11.82	—	11.72	—	11.62	—	—
	2004	11.94	—	11.88	—	—	—	11.87	—	11.80	—	11.72	—	—
	2003	11.30	—	11.27	—	—	—	11.26	—	11.22	—	—	—	—
	2002	10.45	—	10.45	—	—	—	10.44	—	—	—	—	—	—
MFS Total Return Series Service Class	2009	12.19	—	12.03	—	11.83	—	11.99	—	11.79	12.24	11.60	9.94	9.82
	2008	10.54	—	10.42	—	10.27	—	10.39	—	10.25	—	10.10	8.62	8.54
	2007	13.81	—	13.68	—	13.52	—	13.65	—	13.49	—	13.34	11.33	11.25
	2006	13.53	—	13.43	—	13.30	—	13.40	—	13.28	—	13.16	11.13	11.08
	2005	12.33	—	12.27	—	12.18	—	12.25	—	12.17	—	12.09	10.17	10.16
	2004	12.23	—	12.19	—	12.14	—	12.18	—	12.13	—	12.08	—	—
	2003	11.22	—	11.20	—	—	—	11.20	—	11.18	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2009	11.23	11.71	11.06	11.53	10.86	—	11.02	11.49	10.82	11.28	10.62	10.55	—
	2008	11.33	—	11.19	—	11.01	—	11.15	—	10.97	—	10.80	10.68	—
	2007	11.36	—	11.24	—	11.09	—	11.21	—	11.06	—	10.91	10.74	—
	2006	10.81	—	10.71	—	10.59	—	10.69	—	10.57	—	10.45	10.24	—
	2005	10.67	—	10.59	—	10.50	—	10.58	—	10.48	—	10.39	10.14	—
	2004	10.51	—	10.46	—	10.40	—	10.45	—	10.38	—	10.32	—	—
	2003	10.30	—	10.27	—	10.23	—	10.26	—	10.22	—	—	—	—
	2002	10.33	—	10.32	—	—	—	10.32	—	10.31	—	—	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	13.46	14.03	13.26	13.82	13.01	—	13.21	13.77	12.97	13.52	12.73	9.92	—
	2008	11.04	—	10.90	—	10.72	—	10.86	—	10.69	—	10.51	8.16	—
	2007	16.57	—	16.39	—	16.17	—	16.35	—	16.13	—	15.91	12.29	12.20
	2006	16.45	—	16.31	—	16.12	—	16.27	—	16.09	—	15.91	12.23	12.18
	2005	14.44	—	14.34	—	14.21	—	14.31	—	14.19	—	14.07	10.77	10.75
	2004	13.39	—	13.33	—	13.25	—	13.31	—	13.23	—	13.15	—	—
	2003	11.95	—	11.91	—	—	—	11.90	—	11.86	—	11.81	—	—
	2002	9.52	—	9.52	—	—	—	9.51	—	9.50	—	—	—	—

102	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	2009	4,450,343	7,208	27,879	345	216	—	73,516	5,819	36,922	590	—	210,807	8,796
	2008	3,149,235	—	23,614	—	239	—	80,983	—	25,237	—	—	196,402	9,577
	2007	1,784,732	—	12,069	—	—	—	59,527	—	28,247	—	—	187,856	6,847
	2006	972,460	—	11,535	—	2,239	—	61,705	—	23,829	—	421	115,412	7,319
	2005	226,249	—	7,501	—	2,239	—	57,279	—	14,930	—	442	25,203	144
	2004	72,087	—	7,578	—	2,240	—	66,539	—	19,681	—	457	—	—
	2003	49,162	—	4,393	—	2,240	—	57,326	—	8,722	—	—	—	—
	2002	43,953	—	141	—	—	—	11,414	—	6,003	—	—	—	—
RS S&P 500 Index VIP Series	2009	2,279,195	1,600	33,646	1,056	38,849	—	52,575	925	52,462	288	1,743	226,956	10,247
	2008	1,913,480	—	44,243	—	17,836	—	63,703	—	56,463	—	1,894	226,791	9,140
	2007	1,515,085	—	40,455	—	13,272	—	54,943	—	59,641	—	1,402	219,258	12,904
	2006	1,216,982	—	43,041	—	13,593	—	62,731	—	67,378	—	1,467	138,533	13,880
	2005	556,754	—	21,787	—	14,032	—	84,583	—	63,283	—	2,572	50,685	13,409
	2004	189,831	—	18,988	—	14,588	—	85,264	—	25,253	—	2,690	—	—
	2003	108,564	—	15,302	—	14,626	—	72,250	—	3,822	—	2,946	—	—
	2002	29,136	—	2,978	—	—	—	10,671	—	1,074	—	—	—	—
RS Asset Allocation VIP Series	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	119,204	—	252	—	52,016	—	13,043	—	5,367	—	—	3,314	—
	2007	164,086	—	630	—	40,120	—	13,570	—	6,992	—	—	3,442	—
	2006	167,941	—	470	—	40,577	—	25,445	—	7,570	—	—	3,066	—
	2005	149,562	—	470	—	41,435	—	32,344	—	11,628	—	—	781	—
	2004	142,646	—	470	—	42,835	—	32,481	—	11,391	—	—	—	—
	2003	78,519	—	—	—	43,697	—	34,778	—	6,085	—	—	—	—
	2002	12,211	—	—	—	—	—	7,949	—	5,051	—	—	—	—
RS High Yield Bond VIP Series	2009	1,048,584	539	3,353	—	251	—	33,055	222	30,458	941	239	10,142	—
	2008	427,041	—	7,196	—	277	—	37,117	—	33,418	—	458	7,933	—
	2007	243,496	—	6,501	—	—	—	54,139	—	34,468	—	1,562	13,145	—
	2006	248,582	—	6,527	—	—	—	65,896	—	34,387	—	1,513	10,048	—
	2005	198,149	—	6,185	—	—	—	74,671	—	28,699	—	1,530	749	—
	2004	188,555	—	6,000	—	—	—	80,601	—	14,966	—	—	—	—
	2003	131,501	—	1,464	—	—	—	34,941	—	3,788	—	—	—	—
	2002	7,393	—	—	—	—	—	7,193	—	1,288	—	—	—	—
RS Low Duration Bond VIP Series	2009	238,548	269	6,259	—	16,033	—	90,562	—	29,689	—	3,310	6,355	—
	2008	293,194	—	65	—	13,738	—	109,396	—	28,292	—	2,995	11,127	—
	2007	191,418	—	66	—	17,807	—	170,869	—	39,951	—	3,757	3,254	—
	2006	215,819	—	12,008	—	17,731	—	194,328	—	40,401	—	3,846	1,996	—
	2005	195,251	—	12,008	—	18,586	—	199,644	—	51,215	—	3,653	1,996	—
	2004	181,719	—	12,008	—	17,622	—	123,827	—	33,492	—	3,572	—	—
	2003	18,600	—	—	—	15,360	—	4,557	—	1,288	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	103

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
RS Large Cap Value VIP Series	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	239,533	—	7,276	—	—	1,080	24,841	—	12,053	—	—	25,174	118
	2007	225,597	—	7,139	—	—	775	26,695	—	27,477	—	—	25,068	240
	2006	194,313	—	6,943	—	—	816	22,227	—	27,196	—	—	24,061	229
	2005	94,825	—	6,453	—	—	863	22,315	—	24,743	—	1,184	2,876	—
	2004	118,439	—	1,143	—	—	901	28,899	—	20,992	—	1,928	—	—
	2003	4,616	—	—	—	—	934	5,977	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
RS Partners VIP Series	2009	40,507	149	2,891	—	—	—	11,493	—	11,547	—	—	8,504	—
	2008	46,806	—	2,385	—	—	1,019	15,267	—	12,823	—	—	8,782	—
	2007	40,771	—	2,572	—	—	731	15,668	—	12,363	—	—	19,150	—
	2006	38,288	—	2,303	—	—	769	16,114	—	14,999	—	—	9,350	—
	2005	30,786	—	287	—	—	814	17,038	—	22,550	—	169	9,104	—
	2004	21,790	—	236	—	—	850	21,181	—	14,665	—	2,307	—	—
	2003	15,431	—	—	—	—	880	5,781	—	396	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	2009	516,932	1,458	15,008	1,344	7,399	—	25,435	2,824	24,370	221	—	21,542	113
	2008	320,259	—	15,632	—	8,649	—	31,055	—	26,087	—	—	20,461	113
	2007	263,690	—	16,948	—	6,593	—	36,147	—	27,711	—	—	38,215	113
	2006	233,681	—	17,411	—	6,465	—	41,517	—	26,128	—	—	21,103	113
	2005	203,117	—	15,218	—	6,921	—	50,568	—	19,620	—	179	6,960	113
	2004	151,125	—	7,894	—	7,132	—	54,612	—	14,019	—	193	—	—
	2003	83,363	—	4,132	—	7,786	—	36,189	—	4,659	—	—	—	—
	2002	12,740	—	2,465	—	—	—	6,617	—	1,453	—	—	—	—
RS International Growth VIP Series	2009	3,566,587	1,921	19,049	290	75	—	55,264	2,035	43,629	581	25	195,616	16,025
	2008	3,126,359	—	21,824	—	83	—	80,506	—	51,174	—	26	230,685	17,463
	2007	1,687,809	—	17,286	—	—	—	75,991	—	56,462	—	711	214,862	18,979
	2006	1,202,755	—	20,021	—	—	—	76,378	—	54,967	—	407	155,572	19,655
	2005	442,809	—	9,263	—	1,586	—	73,931	—	40,106	—	1,239	36,158	3,843
	2004	125,628	—	7,106	—	—	—	67,403	—	15,528	—	3,525	—	—
	2003	54,005	—	6,467	—	—	—	40,909	—	4,836	—	—	—	—
	2002	22,098	—	209	—	—	—	8,583	—	3,907	—	—	—	—
RS Emerging Markets VIP Series	2009	200,951	785	7,223	—	—	—	25,068	61	13,005	79	13	56,756	9,687
	2008	241,961	—	12,452	—	—	—	33,059	—	17,134	—	14	59,723	9,585
	2007	273,882	—	12,728	—	—	—	34,116	—	19,499	—	365	62,484	9,777
	2006	217,434	—	15,102	—	—	—	36,405	—	21,551	—	538	51,269	10,299
	2005	152,208	—	10,684	—	—	—	38,329	—	19,321	—	685	5,716	2,336
	2004	82,807	—	6,844	—	—	—	42,292	—	7,591	—	867	—	—
	2003	36,290	—	3,046	—	—	—	20,540	—	1,866	—	—	—	—
	2002	4,475	—	—	—	—	—	781	—	1,408	—	—	—	—

104	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
RS Investment Quality Bond VIP Series	2009	12,118,688	1,840	103,714	333	1,046	—	177,002	17,151	84,633	522	2,291	531,787	29,341
	2008	8,945,119	—	99,397	—	1,789	—	208,653	—	87,937	—	4,064	475,802	28,011
	2007	9,438,521	—	107,268	—	1,440	—	276,017	—	123,120	—	5,493	628,772	44,459
	2006	5,390,752	—	80,858	—	1,590	—	280,695	—	123,048	—	6,501	437,248	37,369
	2005	1,667,328	—	38,927	—	4,454	—	269,892	—	89,199	—	10,397	132,385	15,146
	2004	444,949	—	13,806	—	1,695	—	258,948	—	59,811	—	9,511	—	—
	2003	336,041	—	17,660	—	1,154	—	180,872	—	29,789	—	8,599	—	—
	2002	40,778	—	140	—	—	—	36,014	—	10,779	—	—	—	—
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	2,163	—	—	—	—	—	131	—	—	—	—	855	—
	2007	2,122	—	—	—	—	—	—	—	—	—	—	501	—
RS Global Natural Resources VIP Series	2009	219,040	324	4,348	—	—	—	593	—	3,231	—	—	24,863	1,250
	2008	257,184	—	3,425	—	—	—	235	—	2,754	—	—	22,195	1,250
	2007	47,394	—	214	—	—	—	—	—	—	—	—	19,132	—
RS Value VIP Series	2009	12,505	—	—	—	—	—	—	—	—	—	—	1,302	—
	2008	7,116	—	—	—	—	—	—	—	—	—	—	—	—
	2007	1,217	—	—	—	—	—	—	—	4,164	—	—	—	—
RS Equity Dividend VIP Series	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	13,134	—	—	—	—	—	90	—	—	—	—	—	—
	2007	69	—	—	—	—	—	—	—	4,221	—	—	217	—
RS Technology VIP Series	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	109,716	—	—	—	—	—	—	—	—	—	—	901	—
	2007	8,571	—	—	—	—	—	—	—	—	—	—	787	—
RS Money Market VIP Series	2009	925,365	11,919	24,379	53	6,180	—	68,507	12,177	22,692	3,069	1,239	127,971	—
	2008	1,262,663	—	24,957	—	5,496	1,071	69,751	—	45,207	—	1,873	370,516	—
	2007	812,188	—	10,969	—	6,803	1,516	121,724	—	49,558	—	3,916	131,801	—
	2006	625,952	—	9,790	—	6,921	1,425	211,107	—	72,268	—	4,551	52,738	—
	2005	744,507	—	10,401	—	6,829	1,335	154,709	—	99,323	—	6,590	20,430	—
	2004	748,172	—	11,003	—	6,662	1,269	153,490	—	120,402	—	5,781	—	—
	2003	757,705	—	39,910	—	5,619	1,159	251,714	—	21,088	—	4,817	—	—
	2002	74,632	—	37,952	—	—	—	65,233	—	12,063	—	940	—	—

APPENDIX	PROSPECTUS	105

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
Gabelli Capital Asset Fund	2009	262,124	—	18,418	—	—	—	31,763	—	18,202	—	1,059	42,055	2,288
	2008	262,883	—	24,280	—	—	—	34,771	—	27,661	—	1,928	43,642	2,120
	2007	379,100	—	25,197	—	—	—	48,679	—	29,818	—	1,701	47,509	2,521
	2006	332,322	—	24,095	—	—	—	45,881	—	35,343	—	1,821	42,751	3,492
	2005	200,838	—	24,210	—	—	—	50,503	—	38,498	—	3,494	18,766	3,760
	2004	99,783	—	9,204	—	—	—	49,865	—	24,402	—	3,634	—	—
	2003	33,674	—	3,216	—	—	—	15,922	—	108	—	1,096	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Value Line Centurion Fund	2009	17,577	—	1,237	—	—	—	3,067	—	117	—	—	2,923	—
	2008	25,972	—	1,239	—	—	—	5,051	—	118	—	—	2,925	—
	2007	29,295	—	1,240	—	—	—	8,738	—	118	—	—	3,223	—
	2006	24,377	—	996	—	—	—	10,139	—	134	—	—	3,213	—
	2005	12,313	—	—	—	—	—	10,550	—	34	—	—	—	—
	2004	3,717	—	—	—	—	—	12,728	—	—	—	—	—	—
	2003	758	—	—	—	—	—	261	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Value Line Strategic Asset Management Trust	2009	178,699	234	7,699	—	36,457	—	14,454	—	23,486	—	1,647	26,849	993
	2008	223,752	—	8,742	—	16,889	—	17,819	—	26,968	—	1,716	32,688	993
	2007	255,747	—	7,597	—	12,786	—	29,466	—	27,890	—	1,559	40,744	993
	2006	265,387	—	13,622	—	13,108	—	31,568	—	27,824	—	1,555	42,372	993
	2005	221,465	—	10,986	—	13,525	—	34,950	—	36,278	—	1,588	21,696	993
	2004	138,032	—	9,725	—	14,075	—	36,205	—	22,149	—	1,607	—	—
	2003	66,028	—	87	—	14,074	—	13,197	—	1,180	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series II (11)	2009	802,369	—	3,579	—	—	—	26,315	81	13,657	—	—	52,264	16,162
	2008	857,257	—	5,279	—	—	—	27,967	—	15,111	—	—	53,695	16,558
	2007	619,617	—	4,441	—	—	—	26,614	—	12,480	—	1,162	44,764	15,017
	2006	503,557	—	4,394	—	—	—	25,552	—	12,100	—	1,620	38,750	15,093
	2005	—	—	—	—	—	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—	—	—	—	—	—
	2005	34,347	—	1,676	—	—	—	6,449	—	1,884	—	408	—	—
	2004	30,821	—	1,676	—	—	—	7,191	—	1,927	—	419	—	—
	2003	18,677	—	—	—	—	—	4,938	—	1,204	—	443	—	—
	2002	1,952	—	—	—	—	—	67	—	—	—	—	—	—
AIM V.I. Growth Fund Series II	2009	—	—	—	—	—	—	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—	—	—	—	—	—	—
	2007	—	—	—	—	—	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—	—	—	—	—	—
	2005	147,355	—	380	—	—	—	19,908	—	5,811	—	1,296	19,085	—
	2004	26,309	—	278	—	—	—	23,103	—	2,689	—	1,334	—	—
	2003	26,977	—	237	—	—	—	22,060	—	2,362	—	892	—	—
	2002	1,073	—	—	—	—	—	3,072	—	163	—	—	—	—

106	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
AIM V.I. Basic Value Fund Series II	2009	124,899	1,482	1,674	—	—	—	8,624	61	4,129	—	—	5,928	—
	2008	128,355	—	3,466	—	—	—	10,008	—	4,242	—	—	4,681	—
	2007	159,215	—	3,548	—	—	—	11,263	—	3,753	—	703	4,376	—
	2006	157,790	—	3,540	—	—	—	15,801	—	8,579	—	661	879	—
	2005	145,881	—	11,402	—	—	—	17,854	—	10,566	—	406	782	—
	2004	115,830	—	3,440	—	—	—	18,137	—	9,889	—	973	—	—
	2003	52,030	—	1,893	—	—	—	18,482	—	3,815	—	441	—	—
	2002	11,581	—	153	—	—	—	574	—	65	—	—	—	—
AIM V.I. Government Securities Fund Series II	2009	151,926	1,341	1,832	—	10,738	—	25,903	10,056	26,308	628	1,053	12,764	—
	2008	284,808	—	6,136	—	10,631	—	54,209	—	23,235	—	1,607	4,810	—
	2007	133,390	—	7,438	—	12,929	—	87,848	—	27,745	—	1,849	—	—
	2006	142,701	—	7,588	—	14,121	—	124,399	—	29,088	—	2,485	—	—
	2005	171,528	—	7,591	—	13,732	—	145,489	—	22,779	—	2,665	—	—
	2004	165,061	—	7,577	—	13,206	—	131,586	—	13,522	—	990	—	—
	2003	134,333	—	3,389	—	12,856	—	95,725	—	4,180	—	—	—	—
	2002	32,510	—	417	—	—	—	30,040	—	543	—	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2009	90,592	123	1,120	—	—	—	35,400	37	2,064	—	250	9,212	—
	2008	115,608	—	1,121	—	—	—	39,393	—	2,781	—	451	8,783	—
	2007	102,520	—	1,122	—	—	—	44,012	—	4,276	—	494	6,642	—
	2006	102,169	—	1,417	—	—	—	42,633	—	5,612	—	724	5,496	—
	2005	89,068	—	1,418	—	—	—	45,887	—	4,101	—	2,904	1,626	—
	2004	110,903	—	1,124	—	—	—	53,949	—	8,109	—	2,503	—	—
	2003	28,638	—	1,125	—	—	—	19,518	—	684	—	548	—	—
	2002	3,554	—	—	—	—	—	784	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series II	2009	10,759	2,488	—	—	1,267	—	4,148	224	1,380	—	—	—	—
	2008	19,501	—	—	—	1,401	—	4,398	—	640	—	—	—	—
	2007	22,536	—	430	—	1,065	—	6,523	—	620	—	321	—	—
	2006	30,602	—	430	—	1,081	—	8,335	—	621	—	842	—	—
	2005	34,004	—	430	—	1,125	—	10,320	—	629	—	880	—	—
	2004	28,718	—	430	—	1,158	—	12,524	—	99	—	903	—	—
	2003	12,427	—	—	—	1,190	—	7,043	—	105	—	2,727	—	—
	2002	4,843	—	—	—	—	—	1,349	—	115	—	1,002	—	—
Alger American Capital Appreciation Portfolio Class S	2009	128,653	15	1,107	108	—	—	18,052	551	2,780	—	—	14,762	9,892
	2008	109,442	—	1,573	—	—	—	13,492	—	2,797	—	—	11,805	9,892
	2007	126,145	—	2,504	—	—	—	18,937	—	6,560	—	—	8,848	10,347
	2006	70,868	—	2,564	—	—	—	19,367	—	6,176	—	—	3,787	10,348
	2005	69,324	—	2,537	—	—	—	19,854	—	4,313	—	—	—	—
	2004	59,546	—	2,641	—	—	—	22,007	—	2,797	—	—	—	—
	2003	27,601	—	4,296	—	—	—	14,554	—	—	—	—	—	—
	2002	868	—	1,217	—	—	—	709	—	—	—	—	—	—

APPENDIX	PROSPECTUS	107

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
AllianceBernstein Growth & Income Portfolio Class B	2009	63,922	—	1,038	100	—	—	35,292	6,712	16,545	304	73	1,700	6,118
	2008	89,155	—	4,552	—	—	—	55,192	—	17,314	—	938	659	6,119
	2007	130,756	—	4,676	—	16	—	64,139	—	17,670	—	1,037	873	6,119
	2006	135,132	—	4,370	—	159	—	81,138	—	18,235	—	1,684	529	444
	2005	114,664	—	4,418	—	282	—	94,650	—	19,173	—	1,759	—	444
	2004	85,034	—	6,957	—	416	—	105,081	—	16,840	—	1,922	—	—
	2003	51,692	—	9,090	—	—	—	88,314	—	4,432	—	2,039	—	—
	2002	2,206	—	542	—	—	—	12,687	—	3,969	—	1,016	—	—
AllianceBernstein Large Cap Growth Class B	2009	44,963	—	1,274	—	—	—	5,777	2,901	7,868	156	—	7,227	—
	2008	47,666	—	3,317	—	—	—	11,352	—	8,713	—	—	4,553	—
	2007	54,094	—	3,417	—	—	—	12,334	—	8,561	—	162	4,941	—
	2006	61,640	—	3,606	—	—	—	24,115	—	9,812	—	436	930	—
	2005	101,210	—	3,992	—	—	—	29,033	—	15,884	—	425	370	—
	2004	48,266	—	4,298	—	—	—	30,160	—	9,437	—	446	—	—
	2003	22,952	—	2,583	—	—	—	27,011	—	1,249	—	113	—	—
	2002	8,231	—	—	—	—	—	7,145	—	1,710	—	487	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	2009	36,287	1,138	1,464	—	—	—	2,002	1,397	1,953	177	—	3,195	—
	2008	38,031	—	1,474	—	—	—	3,777	—	2,410	—	—	1,449	—
	2007	53,579	—	2,440	—	—	—	3,868	—	2,398	—	—	941	—
	2006	38,059	—	2,527	—	—	—	4,872	—	2,218	—	—	623	—
	2005	27,791	—	2,608	—	—	—	5,264	—	1,240	—	—	260	—
	2004	23,491	—	2,556	—	—	—	5,211	—	884	—	—	—	—
	2003	27,964	—	1,491	—	—	—	17,465	—	1,434	—	—	—	—
	2002	4,490	—	—	—	—	—	2,051	—	1,874	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2009	87,443	—	1,258	—	—	—	17,640	5,102	8,358	129	380	4,880	205
	2008	134,602	—	2,666	—	—	—	26,291	—	11,075	—	558	3,950	205
	2007	166,840	—	3,969	—	—	—	34,421	—	11,270	—	534	4,326	396
	2006	188,383	—	4,632	—	—	—	34,695	—	9,283	—	571	15,765	396
	2005	211,681	—	5,058	—	—	—	43,487	—	10,984	—	647	189	205
	2004	140,993	—	1,638	—	—	—	42,587	—	9,816	—	198	—	—
	2003	46,606	—	775	—	268	—	27,471	—	2,176	—	—	—	—
	2002	4,505	—	—	—	—	—	11,309	—	1,659	—	—	—	—

108	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
AllianceBernstein Value Portfolio Class B	2009	59,617	126	1,394	981	—	—	34,641	3,808	9,941	—	—	4,203	—
	2008	78,632	—	3,627	—	902	—	44,707	—	11,433	—	—	4,306	—
	2007	79,109	—	3,610	—	415	—	41,362	—	11,922	—	—	4,369	—
	2006	111,851	—	2,611	—	435	—	59,379	—	18,271	—	—	32,998	—
	2005	78,008	—	2,571	—	457	—	65,802	—	16,796	—	1,059	—	—
	2004	60,802	—	7,390	—	441	—	65,500	—	12,759	—	1,625	—	—
	2003	21,333	—	7,149	—	902	—	47,571	—	10,784	—	1,241	—	—
	2002	4,308	—	2,032	—	—	—	7,228	—	737	—	—	—	—
Davis Financial Portfolio	2009	26,722	—	2,537	—	—	—	33	—	2,184	—	—	12,516	7,896
	2008	26,444	—	1,687	—	—	—	33	—	2,185	—	—	6,085	7,896
	2007	23,767	—	2,627	—	—	—	—	—	2,185	—	—	18,038	7,896
	2006	18,613	—	9,519	—	—	—	2,941	—	2,185	—	—	2,500	7,896
	2005	1,707	—	6,983	—	673	—	3,182	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2009	114,444	—	3,604	—	—	—	1,646	—	10,792	—	—	250,230	4,083
	2008	106,901	—	4,170	—	—	—	6,983	—	10,833	—	—	25,171	3,831
	2007	116,392	—	5,388	—	—	—	12,739	—	10,848	—	—	33,285	3,842
	2006	94,099	—	11,082	—	—	—	6,049	—	11,362	—	—	25,848	3,848
	2005	34,541	—	5,857	—	634	—	2,512	—	2,038	—	—	3,662	1,163
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Davis Value Portfolio	2009	6,635,122	—	41,733	—	—	—	44,430	—	15,635	—	589	309,854	7,548
	2008	5,473,099	—	44,110	—	—	—	51,928	—	15,896	—	539	355,810	8,382
	2007	3,134,352	—	30,429	—	—	—	24,360	—	19,086	—	485	313,211	11,108
	2006	1,877,681	—	32,690	—	—	—	20,668	—	22,273	—	518	258,260	11,100
	2005	487,307	—	12,429	—	1,390	—	17,329	—	1,895	—	—	91,105	4,773
	2004	—	—	—	—	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2009	221,737	294	1,520	—	127	—	109,073	2,398	17,597	1,299	508	2,158	—
	2008	248,203	—	1,872	—	136	—	128,760	—	19,972	—	972	2,336	—
	2007	345,843	—	2,731	—	109	—	151,289	—	25,585	—	2,177	1,953	—
	2006	382,491	—	3,315	—	113	—	180,873	—	26,016	—	2,351	1,688	—
	2005	379,880	—	3,941	—	114	—	213,983	—	29,618	—	5,123	797	—
	2004	316,835	—	1,668	—	119	—	212,160	—	26,860	—	3,747	—	—
	2003	225,877	—	1,637	—	—	—	142,474	—	5,687	—	2,942	—	—
	2002	6,956	—	—	—	—	—	5,797	—	5,110	—	—	—	—

APPENDIX	PROSPECTUS	109

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
Fidelity VIP Contrafund Portfolio Service Class 2	2009	9,240,418	943	78,774	1,648	1,557	—	140,040	8,604	76,552	1,860	2,305	510,855	22,807
	2008	8,816,374	—	92,061	—	2,528	2,357	182,846	—	91,204	—	3,294	562,506	23,348
	2007	4,752,651	—	66,735	—	1,553	1,691	168,989	—	94,947	—	3,574	397,868	15,993
	2006	2,272,804	—	55,128	—	9,163	1,780	179,656	—	108,159	—	3,437	284,582	4,215
	2005	674,886	—	32,081	—	10,308	1,883	188,792	—	88,947	—	4,942	54,091	557
	2004	322,375	—	25,058	—	9,503	1,966	178,810	—	65,571	—	5,237	—	—
	2003	124,562	—	11,870	—	9,470	2,037	95,140	—	19,925	—	2,821	—	—
	2002	9,543	—	2,575	—	—	—	19,210	—	3,845	—	—	—	—
Fidelity VIP Equity- Income Portfolio Service Class 2	2009	1,826,774	2,831	8,110	100	—	—	71,002	268	28,822	847	1,475	82,263	5,100
	2008	1,209,372	—	12,554	—	—	—	91,788	—	32,952	—	1,844	90,795	5,938
	2007	853,813	—	12,826	—	—	—	114,012	—	38,388	—	1,531	73,314	8,185
	2006	776,801	—	12,878	—	—	—	156,862	—	43,430	—	1,574	60,781	7,890
	2005	518,587	—	9,962	—	—	—	182,368	—	40,228	—	5,318	28,912	3,094
	2004	273,259	—	10,040	—	—	—	172,808	—	41,465	—	4,042	—	—
	2003	165,514	—	10,368	—	—	—	109,410	—	10,473	—	3,112	—	—
	2002	20,027	—	540	—	—	—	9,479	—	2,479	—	—	—	—
Fidelity VIP Growth Portfolio Service Class 2	2009	69,445	29	1,427	—	127	—	31,891	—	7,607	—	—	362	—
	2008	87,166	—	3,699	—	135	—	43,387	—	7,571	—	—	368	—
	2007	123,510	—	3,700	—	108	—	38,981	—	9,170	—	1,064	628	—
	2006	97,881	—	2,792	—	112	—	48,223	—	9,470	—	1,537	120	377
	2005	96,119	—	2,792	—	114	—	57,609	—	9,199	—	2,791	—	804
	2004	78,885	—	2,793	—	118	—	39,480	—	10,892	—	4,601	—	—
	2003	53,639	—	5,390	—	—	—	26,200	—	2,051	—	2,578	—	—
	2002	6,089	—	—	—	—	—	4,043	—	—	—	—	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2009	7,189,861	198	50,291	2,656	38,516	—	102,047	895	25,913	4,041	1,847	213,908	3,316
	2008	4,647,538	—	51,925	—	35,842	2,069	124,193	—	31,742	—	2,543	191,958	3,125
	2007	4,129,747	—	53,255	—	43,566	2,700	166,375	—	49,169	—	8,332	221,481	3,685
	2006	1,861,525	—	44,442	—	43,455	2,528	208,443	—	56,065	—	10,148	134,223	3,587
	2005	284,211	—	19,476	—	42,474	2,367	215,396	—	45,780	—	19,030	1,982	1,628
	2004	240,265	—	19,494	—	40,825	2,223	191,065	—	42,935	—	15,927	—	—
	2003	146,457	—	17,422	—	39,631	2,134	137,634	—	28,525	—	11,435	—	—
	2002	23,916	—	3,085	—	—	—	26,621	—	7,761	—	1,816	—	—

110	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
Fidelity VIP Mid Cap Portfolio Service Class 2	2009	3,518,660	—	22,763	1,306	4,142	—	47,352	2,476	54,215	109	178	240,225	11,467
	2008	2,539,336	—	33,747	—	5,751	891	66,862	—	66,609	—	176	265,480	11,287
	2007	1,142,371	—	29,202	—	3,885	631	72,270	—	69,734	—	1,364	208,133	11,299
	2006	580,742	—	22,824	—	6,316	705	85,574	—	75,103	—	1,075	140,970	11,306
	2005	362,590	—	20,331	—	7,081	758	96,641	—	58,175	—	669	42,334	1,761
	2004	249,200	—	13,772	—	7,071	850	98,667	—	40,138	—	1,421	—	—
	2003	113,017	—	8,149	—	7,035	937	70,985	—	3,638	—	—	—	—
	2002	6,789	—	2,452	—	—	—	7,456	—	957	—	—	—	—
Templeton Growth Securities Fund Class 2	2009	223,358	6,984	9,260	—	236	—	69,590	2,165	18,542	—	653	37,537	1,573
	2008	263,333	—	9,051	—	273	—	99,677	—	24,857	—	653	38,526	1,573
	2007	324,903	—	17,423	—	99	—	115,882	—	27,682	—	675	42,225	1,573
	2006	296,722	—	17,166	—	96	—	125,785	—	29,732	—	1,103	25,370	2,152
	2005	243,878	—	16,115	—	108	—	140,082	—	26,993	—	670	3,797	2,807
	2004	230,309	—	7,049	—	112	—	124,131	—	27,986	—	1,533	—	—
	2003	59,504	—	5,016	—	—	—	53,208	—	3,614	—	—	—	—
	2002	13,459	—	—	—	—	—	7,390	—	323	—	—	—	—
Franklin Rising Dividends Securities Fund Class 2	2009	1,557,678	1,150	21,291	963	4,467	—	132,201	1,410	143,754	378	2,513	47,583	19,231
	2008	1,644,738	—	22,858	—	5,013	—	151,244	—	182,251	—	3,486	48,045	19,225
	2007	1,515,430	—	21,765	—	4,011	—	177,872	—	216,108	—	3,278	54,119	14,859
	2006	716,093	—	7,913	—	3,803	—	206,404	—	224,119	—	3,279	33,775	1,519
	2005	462,566	—	4,363	—	4,088	—	227,701	—	224,457	—	7,854	7,676	219
	2004	354,456	—	4,163	—	4,082	—	217,642	—	183,923	—	6,012	—	—
	2003	186,926	—	3,823	—	4,280	—	136,714	—	7,686	—	8,062	—	—
	2002	26,594	—	1,118	—	—	—	3,927	—	820	—	—	—	—
Franklin Small Cap Value Securities Fund Class 2	2009	2,778,330	6,845	14,671	—	—	—	45,014	3,486	21,414	904	428	132,839	9,957
	2008	2,154,807	—	19,718	—	—	—	60,937	—	25,659	—	634	144,912	9,957
	2007	961,459	—	13,416	—	—	—	61,280	—	31,042	—	677	70,259	10,200
	2006	382,363	—	6,110	—	—	—	56,306	—	33,859	—	1,986	30,429	10,200
	2005	183,037	—	5,378	—	—	—	57,859	—	19,925	—	2,578	1,890	—
	2004	105,968	—	3,964	—	—	—	51,427	—	14,794	—	1,991	—	—
	2003	38,384	—	5,592	—	—	—	32,330	—	3,857	—	—	—	—
	2002	8,698	—	793	—	—	—	7,793	—	3,122	—	—	—	—
MFS Research Bond Series Service Class	2009	111,791	82	2,020	—	9,480	—	39,816	8,318	12,958	1,506	144	1,145	624
	2008	118,598	—	2,190	—	8,681	1,990	65,503	—	15,314	—	929	1,193	577
	2007	124,339	—	3,180	—	11,059	2,597	113,536	—	26,639	—	2,476	4,470	724
	2006	154,799	—	2,659	—	11,037	2,431	148,062	—	26,885	—	3,781	2,895	696
	2005	179,976	—	3,448	—	10,876	2,277	160,399	—	28,232	—	3,640	2,896	—
	2004	141,460	—	3,875	—	10,555	2,138	143,806	—	33,307	—	4,528	—	—
	2003	87,622	—	4,495	—	8,969	2,053	87,116	—	19,677	—	3,531	—	—
	2002	8,869	—	—	—	—	—	19,244	—	9,553	—	1,820	—	—

APPENDIX	PROSPECTUS	111

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
MFS Core Equity Series Service Class	2009	12,516	6,811	112	—	—	—	48	59	—	—	—	324	—
	2008	20,438	—	113	—	—	—	139	—	—	—	—	328	—
	2007	20,590	—	113	—	—	—	762	—	—	—	167	76	—
	2006	24,581	—	113	—	—	—	1,078	—	841	—	450	—	—
	2005	21,979	—	—	—	—	—	1,193	—	853	—	439	—	—
	2004	16,405	—	—	—	—	—	1,523	—	936	—	460	—	—
	2003	11,734	—	—	—	—	—	2,413	—	876	—	1,701	—	—
	2002	11,522	—	—	—	—	—	2,941	—	—	—	503	—	—
MFS Growth Series Service Class	2009	48,487	—	1,214	—	—	—	7,413	—	4,600	—	—	2,510	—
	2008	54,454	—	1,216	—	—	—	8,888	—	5,793	—	—	2,934	—
	2007	57,703	—	1,217	—	—	—	8,562	—	6,057	—	—	2,204	—
	2006	53,059	—	991	—	—	—	12,260	—	6,071	—	—	869	—
	2005	54,986	—	41	—	—	—	13,544	—	3,662	—	—	—	—
	2004	46,382	—	26	—	—	—	8,714	—	3,220	—	—	—	—
	2003	55,294	—	72	—	—	—	7,805	—	83	—	—	—	—
	2002	2,176	—	753	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series Service Class	2009	21,026	6,476	1,273	1,043	1,254	—	12,490	237	1,216	—	—	239	—
	2008	29,648	—	2,479	—	1,386	—	14,277	—	1,366	—	—	242	—
	2007	32,315	—	2,599	—	1,053	—	14,617	—	4,006	—	618	—	—
	2006	35,145	—	2,653	—	1,069	—	19,804	—	4,374	—	1,622	—	—
	2005	39,878	—	2,638	—	1,112	—	25,610	—	5,260	—	3,126	—	—
	2004	37,381	—	2,687	—	1,146	—	25,745	—	5,514	—	3,461	—	—
	2003	27,245	—	1,772	—	1,177	—	22,588	—	3,653	—	3,574	—	—
	2002	14,557	—	2,230	—	—	—	316	—	507	—	1,929	—	—
MFS New Discovery Series Service Class	2009	65,745	—	208	—	495	—	4,216	252	366	279	—	4,454	—
	2008	46,453	—	195	—	631	—	7,234	—	845	—	—	3,563	—
	2007	53,686	—	180	—	455	—	8,039	—	1,464	—	—	3,530	—
	2006	51,682	—	169	—	456	—	6,667	—	1,936	—	—	3,294	—
	2005	44,830	—	22	—	475	—	9,664	—	1,781	—	—	204	—
	2004	30,599	—	12	—	506	—	9,972	—	1,802	—	—	—	—
	2003	18,599	—	6,231	—	542	—	10,194	—	884	—	1,230	—	—
	2002	472	—	—	—	—	—	1,562	—	388	—	—	—	—
MFS Strategic Income Series Service Class	2009	111,968	1,151	2,731	327	—	—	5,444	1,013	9,129	—	—	22,391	—
	2008	128,619	—	3,076	—	—	—	10,330	—	9,019	—	—	25,555	—
	2007	231,415	—	2,212	—	—	—	19,713	—	6,032	—	1,118	17,715	—
	2006	196,190	—	2,103	—	—	—	24,316	—	5,913	—	1,012	10,067	—
	2005	179,530	—	2,040	—	—	—	35,294	—	6,162	—	916	—	—
	2004	121,098	—	1,964	—	—	—	37,546	—	7,061	—	921	—	—
	2003	61,520	—	1,942	—	—	—	37,078	—	1,749	—	—	—	—
	2002	6,260	—	139	—	—	—	5,858	—	—	—	—	—	—

112	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB	7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre- CAEDB, LB and ED or Post- CAEDB and LB or EB	GMDB	GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	0-7 YEARS
MFS Total Return Series Service Class	2009	471,606	—	2,868	—	127	—	28,059	—	114,105	142	2,388	26,853	1,874
	2008	520,325	—	11,964	—	135	—	60,693	—	151,654	—	2,455	23,238	1,875
	2007	602,378	—	13,514	—	108	—	70,830	—	185,135	—	2,512	29,007	1,875
	2006	560,190	—	11,871	—	112	—	83,413	—	194,746	—	2,559	26,000	1,875
	2005	475,571	—	12,340	—	113	—	79,969	—	211,363	—	5,186	12,959	1,875
	2004	278,743	—	6,146	—	118	—	65,261	—	175,636	—	4,257	—	—
	2003	104,386	—	45	—	—	—	7,274	—	3,268	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2009	144,949	114	4,992	94	21,983	—	50,284	705	28,423	1,376	468	4,306	—
	2008	174,096	—	5,087	—	20,598	—	66,117	—	29,946	—	489	6,164	—
	2007	268,562	—	5,719	—	25,114	—	63,939	—	27,838	—	587	8,560	—
	2006	267,597	—	5,851	—	26,451	—	88,883	—	32,343	—	541	7,756	—
	2005	302,319	—	6,226	—	28,511	—	108,072	—	32,214	—	3,295	2,652	—
	2004	283,277	—	5,929	—	24,495	—	91,725	—	26,857	—	3,173	—	—
	2003	244,277	—	5,423	—	24,711	—	83,143	—	12,021	—	—	—	—
	2002	42,307	—	507	—	—	—	24,364	—	1,579	—	—	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	353,951	1,380	12,945	380	505	—	25,392	3,553	16,767	1,878	121	39,753	—
	2008	433,293	—	13,473	—	540	—	37,475	—	24,803	—	1,014	39,718	—
	2007	418,946	—	13,426	—	542	—	47,726	—	25,580	—	2,040	55,476	830
	2006	362,125	—	19,884	—	546	—	60,067	—	34,146	—	2,097	45,832	837
	2005	296,439	—	20,036	—	560	—	70,764	—	32,832	—	2,715	31,171	861
	2004	154,105	—	10,533	—	582	—	66,358	—	27,772	—	2,518	—	—
	2003	72,132	—	7,694	—	—	—	54,502	—	13,255	—	1,127	—	—
	2002	9,810	—	887	—	—	—	8,265	—	4,951	—	—	—	—

APPENDIX	PROSPECTUS	113

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account Q of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2010

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account Q (marketed under the name “The Guardian Investor Income AccessSM”) dated May 1, 2010.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014206    3/04

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SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account Q (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2009, 2008 and 2007, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $60,566,342, $30,234,049 and $48,660,683, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

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The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

B-3

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER

For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, the following requirement is applicable.

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution programs:

Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403 (b)), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made form the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the GWA are no longer permitted.

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2009 was 0.05%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the

B-4

base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2009 was 0.05%.

The current and effective yields of the RS Money Market VIP Series Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2009 and 2008 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2009 and the statement of assets and liabilities of Separate Account Q as of December 31, 2009 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2009, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT Q

The Guardian Separate Account Q

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

Assets:
Shares owned in underlying fund	1,975,585	3,960,453
Net asset value per share (NAV)	33.22	8.08

Total Assets (Shares x NAV)	$65,628,945	$32,000,463

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	76,552	37,039

Net Assets	$65,552,393	$31,963,424

Net Assets: Total
Contract Value in accumulation period	$65,552,193	$31,938,441
Contracts in Payout (annuitization) period	200	24,983

Net Assets	$65,552,393	$31,963,424

Total Units Outstanding	4,822,441	2,699,542

Unit Value (Accumulation, Lowest to Highest)	$11.48 to $14.28	$11.43 to $12.61

Cost Of Shares In Underlying Fund	$62,239,335	$33,607,825

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2009 Investment Income
Income:
Reinvested dividends	$105,306	$578,915
Expenses:
Mortality expense risk and administrative charges	922,408	487,803

Net investment income/(expense)	(817,102)	91,112

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	7,549	(809,685)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	7,549	(809,685)
Net change in unrealized appreciation/(depreciation) of investments	12,890,386	7,372,378

Net realized and unrealized gain/(loss) from investments	12,897,935	6,562,693

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,080,833	$6,653,805

See notes to financial statements.

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Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series

—	2,258,206	426,489	—	107,762	917,598	3,470,699
—	7.20	10.31	—	9.79	10.30	17.51

$—	$16,259,086	$4,397,100	$—	$1,054,986	$9,451,257	$60,771,934

—	17,061	10,216	—	8,042	15,985	66,179

$—	$16,242,025	$4,386,884	$—	$1,046,944	$9,435,272	$60,705,755

$—	$16,240,275	$4,338,356	$—	$1,046,944	$9,421,236	$60,697,007
—	1,750	48,528	—	—	14,036	8,748

$—	$16,242,025	$4,386,884	$—	$1,046,944	$9,435,272	$60,705,755

—	1,127,784	391,025	—	75,091	616,646	3,901,097

$—	$13.66 to $15.06	$10.66 to $11.58	$—	$14.12 to $15.20	$10.62 to $16.14	$14.93 to $16.47

$—	$15,020,063	$4,310,218	$—	$1,097,960	$8,811,802	$57,756,733

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series

$26,444	$1,082,372	$110,940	$22,152	$—	$—	$950,321

35,698	219,148	91,555	52,373	19,803	131,239	906,821

(9,254)	863,224	19,385	(30,221)	(19,803)	(131,239)	43,500

(312,351)	(227,470)	81,461	(1,707,866)	(282,299)	(354,887)	(1,781,070)
—	—	—	—	—	—	25,592

(312,351)	(227,470)	81,461	(1,707,866)	(282,299)	(354,887)	(1,755,478)
731,361	2,888,118	109,182	2,291,979	551,631	2,831,892	19,188,668

419,010	2,660,648	190,643	584,113	269,332	2,477,005	17,433,190

$409,756	$3,523,872	$210,028	$553,892	$249,529	$2,345,766	$17,476,690

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The Guardian Separate Account Q

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

Assets:
Shares owned in underlying fund	461,763	13,765,623
Net asset value per share (NAV)	21.22	12.02

Total Assets (Shares x NAV)	$9,798,607	$165,462,785

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	14,125	171,125

Net Assets	$9,784,482	$165,291,660

Net Assets: Total
Contract Value in accumulation period	$9,761,725	$165,240,918
Contracts in Payout (annuitization) period	22,757	50,742

Net Assets	$9,784,482	$165,291,660

Total Units Outstanding	313,628	13,068,348

Unit Value (Accumulation, Lowest to Highest)	$32.20 to $35.50	$12.01 to $13.24

Cost Of Shares In Underlying Fund	$10,790,943	$164,049,749

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2009 Investment Income
Income:
Reinvested dividends	$260,357	$6,533,405
Expenses:
Mortality expense risk and administrative charges	155,034	2,516,887

Net investment income/(expense)	105,323	4,016,518

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(1,295,634)	(280,093)
Reinvested realized gain distributions	—	1,009,086

Net realized gain/(loss) on investments	(1,295,634)	728,993
Net change in unrealized appreciation/(depreciation) of investments	6,247,418	7,701,521

Net realized and unrealized gain/(loss) from investments	4,951,784	8,430,514

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,057,107	$12,447,032

See notes to financial statements

B-8

Investment Divisions
RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

—	245,755	13,664	—	—	13,638,688	358,660
—	8.99	7.52	—	—	1.00	14.53

$—	$2,209,338	$102,756	$—	$—	$13,638,688	$5,211,330

—	8,015	3,092	—	—	313,229	5,737

$—	$2,201,323	$99,664	$—	$—	$13,325,459	$5,205,593

$—	$2,182,668	$99,664	$—	$—	$12,351,135	$5,200,501
—	18,655	—	—	—	974,324	5,092

$—	$2,201,323	$99,664	$—	$—	$13,325,459	$5,205,593

—	253,649	13,807	—	—	1,203,551	375,909

$—	$8.50 to $8.73	$7.17 to $7.22	$—	$—	$9.71 to $10.71	$13.69 to $14.39

$—	$2,033,990	$89,630	$—	$—	$13,638,688	$6,496,185

Investment Divisions
RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$—	$—	$240	$375	$—	$10,138	$37,141

3,865	36,073	1,963	2,393	15,777	281,377	87,731

(3,865)	(36,073)	(1,723)	(2,018)	(15,777)	(271,239)	(50,590)

81,571	(722,245)	(15,110)	(757)	(47,954)	—	(464,460)
—	—	—	—	—	—	3,100

81,571	(722,245)	(15,110)	(757)	(47,954)	—	(461,360)
1,109	1,479,332	39,801	35,751	429,981	—	1,788,774

82,680	757,087	24,691	34,994	382,027	—	1,327,414

$78,815	$721,014	$22,968	$32,976	$366,250	$(271,239)	$1,276,824

B-9

The Guardian Separate Account Q

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

Assets:
Shares owned in underlying fund	23,111	233,357
Net asset value per share (NAV)	9.72	15.72

Total Assets (Shares x NAV)	$224,643	$3,668,364

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	9,855	9,732

Net Assets	$214,788	$3,658,632

Net Assets: Total
Contract Value in accumulation period	$214,788	$3,658,632
Contracts in Payout (annuitization) period	—	—

Net Assets	$214,788	$3,658,632

Total Units Outstanding	24,921	290,518

Unit Value (Accumulation, Lowest to Highest)	$8.54 to $8.84	$12.30 to $13.42

Cost Of Shares In Underlying Fund	$367,593	$4,674,245

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

2009 Investment Income
Income:
Reinvested dividends	$—	$37,119
Expenses:
Mortality expense risk and administrative charges	5,616	63,720

Net investment income/(expense)	(5,616)	(26,601)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(113,560)	(373,988)
Reinvested realized gain distributions	—	272,445

Net realized gain/(loss) on investments	(113,560)	(101,543)
Net change in unrealized appreciation/(depreciation) of investments	140,858	680,156

Net realized and unrealized gain/(loss) from investments	27,298	578,613

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,682	$552,012

See notes to financial statements

B-10

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

460,157	253,302	239,693	188,969	10,583	63,827	95,493
20.00	5.95	11.88	10.83	24.75	45.01	15.08

$9,203,138	$1,507,148	$2,847,547	$2,046,536	$261,930	$2,872,860	$1,440,027

12,069	11,487	4,840	12,135	8,116	3,563	2,258

$9,191,069	$1,495,661	$2,842,707	$2,034,401	$253,814	$2,869,297	$1,437,769

$9,188,511	$1,495,661	$2,827,416	$2,033,632	$253,814	$2,869,210	$1,436,725
2,558	—	15,291	769	—	87	1,044

$9,191,069	$1,495,661	$2,842,707	$2,034,401	$253,814	$2,869,297	$1,437,769

914,427	146,797	242,549	138,798	20,266	175,920	131,804

$8.16 to $10.44	$9.93 to $10.74	$11.12 to $12.26	$14.19 to $15.64	$12.10 to $13.09	$13.77 to $17.47	$10.56 to $11.47

$10,603,492	$1,887,591	$3,037,283	$2,302,478	$275,826	$2,777,420	$2,102,219

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

$23,098	$15,759	$134,941	$18,183	$3,704	$—	$51,742

154,997	22,883	68,730	37,247	5,728	42,114	30,265

(131,899)	(7,124)	66,211	(19,064)	(2,024)	(42,114)	21,477

(497,621)	(486,389)	142,855	(242,089)	(15,234)	(151,722)	(408,125)
—	—	103,830	22,919	—	—	—

(497,621)	(486,389)	246,685	(219,170)	(15,234)	(151,722)	(408,125)
2,181,089	923,898	(426,260)	690,845	69,718	1,003,409	632,340

1,683,468	437,509	(179,575)	471,675	54,484	851,687	224,215

$1,551,569	$430,385	$(113,364)	$452,611	$52,460	$809,573	$245,692

B-11

The Guardian Separate Account Q

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B

Assets:
Shares owned in underlying fund	32,860	35,545
Net asset value per share (NAV)	24.72	16.34

Total Assets (Shares x NAV)	$812,301	$580,800

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	10,621	6,051

Net Assets	$801,680	$574,749

Net Assets: Total
Contract Value in accumulation period	$800,822	$574,749
Contracts in Payout (annuitization) period	858	—

Net Assets	$801,680	$574,749

Total Units Outstanding	70,166	47,613

Unit Value (Accumulation, Lowest to Highest)	$11.16 to $11.86	$11.72 to $12.69

Cost Of Shares In Underlying Fund	$847,576	$641,641

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B

2009 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality expense risk and administrative charges	14,769	10,625

Net investment income/(expense)	(14,769)	(10,625)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(60,846)	(25,227)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(60,846)	(25,227)
Net change in unrealized appreciation/(depreciation) of investments	277,192	223,405

Net realized and unrealized gain/(loss) from investments	216,346	198,178

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$201,577	$187,553

See notes to financial statements

B-12

Investment Divisions

Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

220,858	138,676	45,206	458,753	6,220,552	344,966	7,403,984
9.67	8.90	9.98	7.40	10.75	13.24	20.29

$2,135,702	$1,234,213	$451,157	$3,394,773	$66,870,939	$4,567,352	$150,226,841

4,936	2,463	3,724	13,220	73,169	12,112	162,432

$2,130,766	$1,231,750	$447,433	$3,381,553	$66,797,770	$4,555,240	$150,064,409

$2,128,831	$1,229,892	$447,433	$3,381,553	$66,797,769	$4,555,111	$150,030,833
1,935	1,858	—	—	1	129	33,576

$2,130,766	$1,231,750	$447,433	$3,381,553	$66,797,770	$4,555,240	$150,064,409

125,395	114,711	51,888	384,799	7,054,911	356,711	10,086,363

$16.39 to $17.73	$10.52 to $11.38	$8.48 to $8.70	$8.65 to $8.88	$9.15 to $9.48	$12.18 to $13.43	$14.29 to $15.76

$2,492,988	$1,714,000	$496,715	$3,692,142	$67,898,138	$4,741,016	$173,966,246

Investment Divisions

Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$53,072	$34,823	$3,232	$56,220	$518,677	$69,904	$1,506,959

39,344	22,268	8,496	43,402	1,001,491	79,312	2,318,184

13,728	12,555	(5,264)	12,818	(482,814)	(9,408)	(811,225)

(1,813,240)	(294,682)	(109,859)	(502,608)	(3,051,322)	(245,325)	(12,048,308)
45,570	—	—	—	—	12,937	36,722

(1,767,670)	(294,682)	(109,859)	(502,608)	(3,051,322)	(232,388)	(12,011,586)
2,129,688	466,314	224,362	1,324,494	20,407,515	1,487,106	53,020,693

362,018	171,632	114,503	821,886	17,356,193	1,254,718	41,009,107

$375,746	$184,187	$109,239	$834,704	$16,873,379	$1,245,310	$40,197,882

B-13

The Guardian Separate Account Q

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

Assets:
Shares owned in underlying fund	1,402,482	40,022
Net asset value per share (NAV)	16.57	29.75

Total Assets (Shares x NAV)	$23,239,134	$1,190,656

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	29,403	5,257

Net Assets	$23,209,731	$1,185,399

Net Assets: Total
Contract Value in accumulation period	$23,197,765	$1,181,954
Contracts in Payout (annuitization) period	11,966	3,445

Net Assets	$23,209,731	$1,185,399

Total Units Outstanding	2,027,592	110,888

Unit Value (Accumulation, Lowest to Highest)	$10.94 to $12.07	$10.36 to $11.21

Cost Of Shares In Underlying Fund	$24,382,538	$1,433,863

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2009 Investment Income
Income:
Reinvested dividends	$414,456	$2,123
Expenses:
Mortality expense risk and administrative charges	337,880	23,826

Net investment income/(expense)	76,576	(21,703)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(1,397,575)	(131,860)
Reinvested realized gain distributions	—	952

Net realized gain/(loss) on investments	(1,397,575)	(130,908)
Net change in unrealized appreciation/(depreciation) of investments	6,877,842	419,956

Net realized and unrealized gain/(loss) from investments	5,480,267	289,048

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,556,843	$267,345

See notes to financial statements

B-14

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

7,770,852	2,932,977	422,775	1,461,044	3,398,581	204,743	18,634
12.26	25.10	10.40	15.86	12.77	12.10	13.45

$95,270,645	$73,617,723	$4,396,856	$23,172,156	$43,399,874	$2,477,393	$250,625

99,117	80,005	10,617	30,440	54,774	3,401	7,601

$95,171,528	$73,537,718	$4,386,239	$23,141,716	$43,345,100	$2,473,992	$243,024

$95,163,640	$73,529,764	$4,382,040	$23,120,110	$43,337,664	$2,473,882	$243,024
7,888	7,954	4,199	21,606	7,436	110	—

$95,171,528	$73,537,718	$4,386,239	$23,141,716	$43,345,100	$2,473,992	$243,024

7,633,489	3,902,893	369,898	1,932,619	3,013,888	187,884	19,870

$11.83 to $13.04	$18.30 to $19.88	$11.56 to $12.75	$11.45 to $12.62	$13.82 to $15.23	$12.56 to $13.85	$9.64 to $12.61

$93,007,345	$71,489,435	$5,930,632	$27,002,692	$43,577,168	$2,301,394	$243,128

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$6,343,079	$282,747	$122,817	$306,618	$567,019	$109,668	$2,783

1,378,539	1,068,406	76,241	391,852	637,343	49,628	5,099

4,964,540	(785,659)	46,576	(85,234)	(70,324)	60,040	(2,316)

(530,742)	(2,022,205)	(477,373)	(764,491)	(3,259,308)	(6,847)	(637)
328,952	334,501	—	—	1,561,491	—	—

(201,790)	(1,687,704)	(477,373)	(764,491)	(1,697,817)	(6,847)	(637)
4,963,777	22,066,676	1,402,923	4,145,672	12,048,786	281,673	59,225

4,761,987	20,378,972	925,550	3,381,181	10,350,969	274,826	58,588

$9,726,527	$19,593,313	$972,126	$3,295,947	$10,280,645	$334,866	$56,272

B-15

The Guardian Separate Account Q

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	MFS Growth Service Class	MFS Investor Trust Service Class

Assets:
Shares owned in underlying fund	44,513	32,314
Net asset value per share (NAV)	21.10	18.16

Total Assets (Shares x NAV)	$939,214	$586,829

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	7,612	5,208

Net Assets	$931,602	$581,621

Net Assets: Total
Contract Value in accumulation period	$931,602	$581,621
Contracts in Payout (annuitization) period	—	—

Net Assets	$931,602	$581,621

Total Units Outstanding	64,224	45,254

Unit Value (Accumulation, Lowest to Highest)	$14.16 to $14.70	$12.40 to $13.42

Cost Of Shares In Underlying Fund	$836,582	$603,252

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	MFS Growth Service Class	MFS Investor Trust Service Class

2009 Investment Income
Income:
Reinvested dividends	$254	$7,019
Expenses:
Mortality expense risk and administrative charges	16,863	11,009

Net investment income/(expense)	(16,609)	(3,990)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	4,096	(1,203)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	4,096	(1,203)
Net change in unrealized appreciation/(depreciation) of investments	257,267	121,791

Net realized and unrealized gain/(loss) from investments	261,363	120,588

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$244,754	$116,598

See notes to financial statements

B-16

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

82,155	210,863	451,877	328,250	366,296
13.05	9.53	17.28	8.78	16.39

$1,072,127	$2,009,526	$7,808,436	$2,882,037	$6,003,595

3,066	8,674	18,305	5,828	9,656

$1,069,061	$2,000,852	$7,790,131	$2,876,209	$5,993,939

$1,069,061	$1,994,983	$7,782,842	$2,860,192	$5,989,841
—	5,869	7,289	16,017	4,098

$1,069,061	$2,000,852	$7,790,131	$2,876,209	$5,993,939

76,015	154,154	648,022	257,694	456,625

$13.70 to $14.55	$12.80 to $13.85	$11.60 to $12.24	$10.62 to $11.71	$12.73 to $14.03

$1,072,134	$1,979,563	$8,842,945	$3,003,359	$6,964,610

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$—	$201,391	$272,735	$190,134	$207,331

16,951	37,533	145,276	59,316	105,200

(16,951)	163,858	127,459	130,818	102,131

(75,016)	(124,693)	(796,285)	(28,659)	(618,176)
—	—	—	—	—

(75,016)	(124,693)	(796,285)	(28,659)	(618,176)
456,602	347,265	1,727,254	(135,667)	1,647,455

381,586	222,572	930,969	(164,326)	1,029,279

$364,635	$386,430	$1,058,428	$(33,508)	$1,131,410

B-17

The Guardian Separate Account Q

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(18,629)	$228,926
Net realized gain/(loss) from sale of investments	565,394	242,098
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(13,415,135)	(11,917,678)

Net increase/(decrease) resulting from operations	(12,868,370)	(11,446,654)

2008 Contract Transactions
Contract purchase payments	16,906,688	3,570,833
Transfers between investment divisions, net	3,046,004	2,393,283
Transfers on account of death	(141,303)	(186,354)
Transfer for annuity benefits, surrenders and partial withdrawals	(1,218,170)	(1,396,640)
Contract fees	(7,937)	(8,767)
Transfers–other	(245,639)	(151,120)

Net increase/(decrease) from contract transactions	18,339,643	4,221,235

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	5,471,273	(7,225,419)
Net Assets at December 31, 2007	33,027,931	29,441,133

Net Assets at December 31, 2008	$38,499,204	$22,215,714

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(817,102)	$91,112
Net realized gain/(loss) from sale of investments	7,549	(809,685)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	12,890,386	7,372,378

Net increase/(decrease) resulting from operations	12,080,833	6,653,805

2009 Contract Transactions
Contract purchase payments	13,372,684	4,638,037
Transfers between investment divisions, net	3,528,715	174,659
Transfers on account of death	(174,762)	(189,304)
Transfer for annuity benefits, surrenders and partial withdrawals	(1,267,069)	(1,351,082)
Contract fees	(12,499)	(9,937)
Transfers–other	(474,713)	(168,468)

Net increase/(decrease) from contract transactions	14,972,356	3,093,905

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	27,053,189	9,747,710
Net Assets at December 31, 2008	38,499,204	22,215,714

Net Assets at December 31, 2009	$65,552,393	$31,963,424

See notes to financial statements

B-18

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series

$2,303	$438,250	$63,188	$18,894	$(19,956)	$(70,898)	$366,923
45,988	(123,156)	28,369	(440,729)	(143,489)	(1,819,202)	785,601
—	—	—	161,814	25,355	58,578	1,319,346
(1,286,222)	(1,287,907)	(16,990)	(1,934,699)	(366,439)	(522,357)	(23,049,427)

(1,237,931)	(972,813)	74,567	(2,194,720)	(504,529)	(2,353,879)	(20,577,557)

86,295	2,221,432	496,334	308,942	60,298	1,332,789	14,110,172
(34,817)	36,838	603,000	165,525	36,619	(437,959)	7,168,473
(4,377)	(18,706)	(13,212)	(25,205)	—	(12,278)	(192,968)
(508,961)	(525,931)	(642,102)	(482,556)	(82,299)	(552,238)	(1,952,955)
(1,524)	(1,934)	(1,281)	(1,535)	(685)	(2,418)	(9,474)
(46,460)	(85,717)	(97,472)	(50,962)	(5,803)	(36,722)	(232,824)

(509,844)	1,625,982	345,267	(85,791)	8,130	291,174	18,890,424

—	—	—	—	—	—	—

(1,747,775)	653,169	419,834	(2,280,511)	(496,399)	(2,062,705)	(1,687,133)
3,622,822	4,779,534	4,509,967	5,450,929	1,385,862	6,836,027	41,722,804

$1,875,047	$5,432,703	$4,929,801	$3,170,418	$889,463	$4,773,322	$40,035,671

$(9,254)	$863,224	$19,385	$(30,221)	$(19,803)	$(131,239)	$43,500
(312,351)	(227,470)	81,461	(1,707,866)	(282,299)	(354,887)	(1,781,070)
—	—	—	—	—	—	25,592
731,361	2,888,118	109,182	2,291,979	551,631	2,831,892	19,188,668

409,756	3,523,872	210,028	553,892	249,529	2,345,766	17,476,690

81,455	7,649,341	202,242	68,957	45,069	2,830,223	12,804,019
(2,200,758)	481,626	190,236	(3,559,211)	(59,176)	63,078	(7,567,846)
—	(55,403)	(7,410)	(17,567)	—	(30,424)	(153,160)
(221,841)	(730,222)	(1,126,503)	(171,703)	(68,575)	(511,227)	(1,556,069)
(1,502)	(2,617)	(1,508)	(1,373)	(712)	(2,733)	(12,796)
57,843	(57,275)	(10,002)	(43,413)	(8,654)	(32,733)	(320,754)

(2,284,803)	7,285,450	(752,945)	(3,724,310)	(92,048)	2,316,184	3,193,394

—	—	—	—	—	—	—

(1,875,047)	10,809,322	(542,917)	(3,170,418)	157,481	4,661,950	20,670,084
1,875,047	5,432,703	4,929,801	3,170,418	889,463	4,773,322	40,035,671

$—	$16,242,025	$4,386,884	$—	$1,046,944	$9,435,272	$60,705,755

B-19

The Guardian Separate Account Q

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(160,584)	$3,475,645
Net realized gain/(loss) from sale of investments	16,665	(332,256)
Reinvested realized gain distributions	735,372	683,012
Net change in unrealized appreciation/(depreciation) of investments	(9,512,372)	(6,337,326)

Net increase/(decrease) resulting from operations	(8,920,919)	(2,510,925)

2008 Contract Transactions
Contract purchase payments	1,486,939	36,262,158
Transfers between investment divisions, net	(1,116,742)	(37,256,729)
Transfers on account of death	(31,038)	(646,485)
Transfer for annuity benefits, surrenders and partial withdrawals	(1,067,293)	(5,190,929)
Contract fees	(5,336)	(27,147)
Transfers–other	(151,004)	(1,076,949)

Net increase/(decrease) from contract transactions	(884,474)	(7,936,081)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(9,805,393)	(10,447,006)
Net Assets at December 31, 2007	15,926,016	124,436,506

Net Assets at December 31, 2008	$6,120,623	$113,989,500

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$105,323	$4,016,518
Net realized gain/(loss) from sale of investments	(1,295,634)	(280,093)
Reinvested realized gain distributions	—	1,009,086
Net change in unrealized appreciation/(depreciation) of investments	6,247,418	7,701,521

Net increase/(decrease) resulting from operations	5,057,107	12,447,032

2009 Contract Transactions
Contract purchase payments	219,048	23,581,190
Transfers between investment divisions, net	(469,257)	21,834,488
Transfers on account of death	(6,261)	(847,606)
Transfer for annuity benefits, surrenders and partial withdrawals	(1,049,986)	(4,576,904)
Contract fees	(5,796)	(34,540)
Transfers–other	(80,996)	(1,101,500)

Net increase/(decrease) from contract transactions	(1,393,248)	38,855,128

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	3,663,859	51,302,160
Net Assets at December 31, 2008	6,120,623	113,989,500

Net Assets at December 31, 2009	$9,784,482	$165,291,660

See notes to financial statements

B-20

Investment Divisions
RS MidCap Growth VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	RS Technology VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$(1,328)	$(29,935)	$(764)	$527	$(6,620)	$32,014	$(67,149)
(72,229)	(213,512)	(16,959)	(13,334)	(162,983)	—	(550,217)
—	—	—	24	—	—	37,544
747	(1,322,792)	(25,763)	(34,956)	(421,611)	—	(2,908,444)

(72,810)	(1,566,239)	(43,486)	(47,739)	(591,214)	32,014	(3,488,266)

30,743	618,989	16,703	86,215	135,080	3,819,937	852,132
35,373	1,998,142	43,172	20,648	911,361	7,948,026	(2,050,835)
—	—	—	—	—	(287,723)	(11,403)
—	(84,097)	(1,454)	(2,934)	(4,421)	(4,432,534)	(749,124)
(3)	(431)	(29)	(17)	(79)	(4,460)	(3,079)
(4,088)	(146)	(26,309)	(26,323)	(1,429)	(382,212)	(25,340)

62,025	2,532,457	32,083	77,589	1,040,512	6,661,034	(1,987,649)

—	—	—	—	—	5,287	—

(10,785)	966,218	(11,403)	29,850	449,298	6,698,335	(5,475,915)
25,661	717,522	50,613	41,967	96,505	12,927,495	9,636,031

$14,876	$1,683,740	$39,210	$71,817	$545,803	$19,625,830	$4,160,116

$(3,865)	$(36,073)	$(1,723)	$(2,018)	$(15,777)	$(271,239)	$(50,590)
81,571	(722,245)	(15,110)	(757)	(47,954)	—	(464,460)
—	—	—	—	—	—	3,100
1,109	1,479,332	39,801	35,751	429,981	—	1,788,774

78,815	721,014	22,968	32,976	366,250	(271,239)	1,276,824

3,669	135,176	—	6,279	11,346	388,851	89,292
(2,004)	(19,628)	44,230	(109,361)	(825,077)	653,284	188,324
—	—	—	—	—	(314,377)	(23,654)
(96,860)	(244,177)	(6,596)	(2,094)	(91,429)	(4,350,369)	(466,677)
(250)	(912)	(66)	(40)	(288)	(5,793)	(2,910)
1,754	(73,890)	(82)	423	(6,605)	(2,364,786)	(15,722)

(93,691)	(203,431)	37,486	(104,793)	(912,053)	(5,993,190)	(231,347)

—	—	—	—	—	(35,942)	—

(14,876)	517,583	60,454	(71,817)	(545,803)	(6,300,371)	1,045,477
14,876	1,683,740	39,210	71,817	545,803	19,625,830	4,160,116

$—	$2,201,323	$99,664	$—	$—	$13,325,459	$5,205,593

B-21

The Guardian Separate Account Q

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,205)	$(17,123)
Net realized gain/(loss) from sale of investments	(67,389)	(65,377)
Reinvested realized gain distributions	109,778	629,202
Net change in unrealized appreciation/(depreciation) of investments	(343,783)	(2,263,098)

Net increase/(decrease) resulting from operations	(307,599)	(1,716,396)

2008 Contract Transactions
Contract purchase payments	29,456	395,318
Transfers between investment divisions, net	(7,289)	(158,008)
Transfers on account of death	(2,366)	(2,479)
Transfer for annuity benefits, surrenders and partial withdrawals	(111,855)	(683,581)
Contract fees	(268)	(1,399)
Transfers–other	(211)	(96,512)

Net increase/(decrease) from contract transactions	(92,533)	(546,661)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(400,132)	(2,263,057)
Net Assets at December 31, 2007	680,880	5,756,697

Net Assets at December 31, 2008	$280,748	$3,493,640

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(5,616)	$(26,601)
Net realized gain/(loss) from sale of investments	(113,560)	(373,988)
Reinvested realized gain distributions	—	272,445
Net change in unrealized appreciation/(depreciation) of investments	140,858	680,156

Net increase/(decrease) resulting from operations	21,682	552,012

2009 Contract Transactions
Contract purchase payments	3,893	53,471
Transfers between investment divisions, net	(38,462)	41,695
Transfers on account of death	—	(59,000)
Transfer for annuity benefits, surrenders and partial withdrawals	(52,687)	(397,385)
Contract fees	(200)	(1,849)
Transfers–other	(186)	(23,952)

Net increase/(decrease) from contract transactions	(87,642)	(387,020)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(65,960)	164,992
Net Assets at December 31, 2008	280,748	3,493,640

Net Assets at December 31, 2009	$214,788	$3,658,632

See notes to financial statements

B-22

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

$(156,766)	$(21,029)	$94,300	$(11,535)	$(781)	$(38,166)	$(305)
5,727	(57,995)	21,904	(17,715)	8,383	444,277	(82,814)
—	338,554	—	297,664	—	—	430,040
(4,941,264)	(1,473,119)	257,930	(1,107,811)	(139,781)	(1,797,210)	(1,613,157)

(5,092,303)	(1,213,589)	374,134	(839,397)	(132,179)	(1,391,099)	(1,266,236)

794,843	25,058	514,892	97,259	337	382,259	45,687
2,055,007	(302,783)	1,216,568	321,215	(17,219)	(594,904)	(351,726)
(61,910)	(3,965)	—	(273)	—	—	—
(257,889)	(164,890)	(383,457)	(265,643)	(47,413)	(313,002)	(442,623)
(2,700)	(857)	(1,450)	(847)	(166)	(1,274)	(1,169)
(36,848)	(6,184)	(53,921)	533	(2,949)	(12,083)	3,584

2,490,503	(453,621)	1,292,632	152,244	(67,410)	(539,004)	(746,247)

—	—	—	—	—	—	—

(2,601,800)	(1,667,210)	1,666,766	(687,153)	(199,589)	(1,930,103)	(2,012,483)
10,881,658	2,727,304	2,940,484	2,628,351	457,368	3,571,146	3,627,873

$8,279,858	$1,060,094	$4,607,250	$1,941,198	$257,779	$1,641,043	$1,615,390

$(131,899)	$(7,124)	$66,211	$(19,064)	$(2,024)	$(42,114)	$21,477
(497,621)	(486,389)	142,855	(242,089)	(15,234)	(151,722)	(408,125)
—	—	103,830	22,919	—	—	—
2,181,089	923,898	(426,260)	690,845	69,718	1,003,409	632,340

1,551,569	430,385	(113,364)	452,611	52,460	809,573	245,692

80,764	14,412	60,990	14,642	(30)	12,974	6,574
(381,290)	145,607	(687,634)	(68,662)	(5,244)	662,630	(110,809)
(34,407)	(1,118)	(9,745)	—	—	(10,023)	(21,218)
(254,457)	(117,614)	(1,044,070)	(301,918)	(50,589)	(205,057)	(282,683)
(2,917)	(778)	(1,924)	(815)	(117)	(1,426)	(945)
(48,051)	(35,327)	31,204	(2,655)	(445)	(40,417)	(14,232)

(640,358)	5,182	(1,651,179)	(359,408)	(56,425)	418,681	(423,313)

—	—	—	—	—	—	—

911,211	435,567	(1,764,543)	93,203	(3,965)	1,228,254	(177,621)
8,279,858	1,060,094	4,607,250	1,941,198	257,779	1,641,043	1,615,390

$9,191,069	$1,495,661	$2,842,707	$2,034,401	$253,814	$2,869,297	$1,437,769

B-23

The Guardian Separate Account Q

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(15,371)	$(9,562)
Net realized gain/(loss) from sale of investments	(19,230)	40,739
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(436,637)	(430,437)

Net increase/(decrease) resulting from operations	(471,238)	(399,260)

2008 Contract Transactions
Contract purchase payments	34,438	50,717
Transfers between investment divisions, net	2,529	(196,346)
Transfers on account of death	—	—
Transfer for annuity benefits, surrenders and partial withdrawals	(127,050)	(55,027)
Contract fees	(585)	(451)
Transfers–other	(5,376)	(7,925)

Net increase/(decrease) from contract transactions	(96,044)	(209,032)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(567,282)	(608,292)
Net Assets at December 31, 2007	1,216,158	987,106

Net Assets at December 31, 2008	$648,876	$378,814

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(14,769)	$(10,625)
Net realized gain/(loss) from sale of investments	(60,846)	(25,227)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	277,192	223,405

Net increase/(decrease) resulting from operations	201,577	187,553

2009 Contract Transactions
Contract purchase payments	1,434	4,422
Transfers between investment divisions, net	107,692	59,602
Transfers on account of death	(5,684)	—
Transfer for annuity benefits, surrenders and partial withdrawals	(145,877)	(50,829)
Contract fees	(540)	(488)
Transfers–other	(5,798)	(4,325)

Net increase/(decrease) from contract transactions	(48,773)	8,382

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	152,804	195,935
Net Assets at December 31, 2008	648,876	378,814

Net Assets at December 31, 2009	$801,680	$574,749

See notes to financial statements

B-24

Investment Divisions
Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$(22,020)	$7,868	$(5,456)	$15,444	$(107,148)	$(26,244)	$(694,306)
(1,333,585)	(63,510)	(57,944)	(700,224)	85,393	(167,550)	(50,247)
915,084	101,294	16,386	20,378	974,586	236,272	2,719,208
(1,368,084)	(985,424)	(211,077)	(326,465)	(22,820,329)	(2,471,720)	(63,653,137)

(1,808,605)	(939,772)	(258,091)	(990,867)	(21,867,498)	(2,429,242)	(61,678,482)

250,938	194,762	20,455	134,247	16,095,906	365,521	47,680,264
131,185	54,526	(118,050)	(215,082)	7,166,862	(246,235)	19,744,951
(83,912)	—	—	—	(196,296)	(28,555)	(312,050)
(801,919)	(265,929)	(12,852)	(237,756)	(1,516,802)	(1,437,196)	(4,239,967)
(1,880)	(1,064)	(158)	(1,037)	(8,409)	(2,993)	(23,545)
(29,408)	16,236	(152)	(3,497)	(231,048)	(152,425)	(683,120)

(534,996)	(1,469)	(110,757)	(323,125)	21,310,213	(1,501,883)	62,166,533

—	—	—	—	—	—	—

(2,343,601)	(941,241)	(368,848)	(1,313,992)	(557,285)	(3,931,125)	488,051
4,780,244	2,239,769	645,080	2,392,632	44,270,214	7,712,897	108,596,855

$2,436,643	$1,298,528	$276,232	$1,078,640	$43,712,929	$3,781,772	$109,084,906

$13,728	$12,555	$(5,264)	$12,818	$(482,814)	$(9,408)	$(811,225)
(1,813,240)	(294,682)	(109,859)	(502,608)	(3,051,322)	(245,325)	(12,048,308)
45,570	—	—	—	—	12,937	36,722
2,129,688	466,314	224,362	1,324,494	20,407,515	1,487,106	53,020,693

375,746	184,187	109,239	834,704	16,873,379	1,245,310	40,197,882

62,239	17,959	17,047	26,532	11,870,723	84,026	16,258,199
(477,901)	(58,784)	72,681	1,530,648	(3,692,493)	417,076	(9,906,081)
(8,424)	—	—	—	(302,405)	(10,922)	(600,417)
(220,398)	(206,908)	(23,667)	(73,076)	(1,249,059)	(944,285)	(3,979,851)
(1,474)	(904)	(222)	(944)	(12,589)	(2,688)	(35,681)
(35,665)	(2,328)	(3,877)	(14,951)	(402,715)	(15,049)	(954,548)

(681,623)	(250,965)	61,962	1,468,209	6,211,462	(471,842)	781,621

—	—	—	—	—	—	—

(305,877)	(66,778)	171,201	2,302,913	23,084,841	773,468	40,979,503
2,436,643	1,298,528	276,232	1,078,640	43,712,929	3,781,772	109,084,906

$2,130,766	$1,231,750	$447,433	$3,381,553	$66,797,770	$4,555,240	$150,064,409

B-25

The Guardian Separate Account Q

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$185,346	$(21,552)
Net realized gain/(loss) from sale of investments	(295,478)	153,116
Reinvested realized gain distributions	13,883	—
Net change in unrealized appreciation/(depreciation) of investments	(7,137,960)	(1,355,178)

Net increase/(decrease) resulting from operations	(7,234,209)	(1,223,614)

2008 Contract Transactions
Contract purchase payments	3,027,608	134,179
Transfers between investment divisions, net	1,083,110	(332,008)
Transfers on account of death	(111,981)	(65,465)
Transfer for annuity benefits, surrenders and partial withdrawals	(1,296,318)	(208,488)
Contract fees	(4,048)	(1,139)
Transfers–other	(34,814)	(9,120)

Net increase/(decrease) from contract transactions	2,663,557	(482,041)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(4,570,652)	(1,705,655)
Net Assets at December 31, 2007	17,455,332	2,916,703

Net Assets at December 31, 2008	$12,884,680	$1,211,048

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$76,576	$(21,703)
Net realized gain/(loss) from sale of investments	(1,397,575)	(131,860)
Reinvested realized gain distributions	—	952
Net change in unrealized appreciation/(depreciation) of investments	6,877,842	419,956

Net increase/(decrease) resulting from operations	5,556,843	267,345

2009 Contract Transactions
Contract purchase payments	6,933,875	19,225
Transfers between investment divisions, net	(1,298,832)	(63,838)
Transfers on account of death	(55,603)	—
Transfer for annuity benefits, surrenders and partial withdrawals	(687,066)	(246,159)
Contract fees	(4,445)	(899)
Transfers–other	(119,721)	(1,323)

Net increase/(decrease) from contract transactions	4,768,208	(292,994)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	10,325,051	(25,649)
Net Assets at December 31, 2008	12,884,680	1,211,048

Net Assets at December 31, 2009	$23,209,731	$1,185,399

See notes to financial statements

B-26

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$1,177,463	$(552,995)	$1,024	$4,082	$(148,215)	$30,771	$(2,948)
(1,120,822)	127,484	60,317	142,731	134,239	(95,920)	4,549
45,305	5,050,353	436,562	201,064	1,876,254	—	—
(3,559,125)	(23,010,595)	(3,875,075)	(8,437,926)	(11,173,915)	(81,554)	(137,271)

(3,457,179)	(18,385,753)	(3,377,172)	(8,090,049)	(9,311,637)	(146,703)	(135,670)

22,224,335	24,356,466	231,269	2,468,810	16,577,722	38,869	3,840
(13,967,384)	2,335,491	(666,466)	242,108	1,544,342	57,227	(6,311)
(152,038)	(104,118)	(42,313)	(109,933)	(144,408)	(21,177)	—
(2,467,153)	(1,924,447)	(754,368)	(1,866,438)	(922,164)	(897,101)	(5,514)
(11,104)	(10,196)	(2,440)	(6,815)	(4,413)	(1,465)	(106)
(376,794)	(212,817)	(18,999)	(279,918)	(152,322)	(31,686)	308

5,249,862	24,440,379	(1,253,317)	447,814	16,898,757	(855,333)	(7,783)

—	—	—	—	—	—	—

1,792,683	6,054,626	(4,630,489)	(7,642,235)	7,587,120	(1,002,036)	(143,453)
54,079,177	34,541,256	8,673,248	29,231,580	19,650,979	3,483,515	338,469

$55,871,860	$40,595,882	$4,042,759	$21,589,345	$27,238,099	$2,481,479	$195,016

$4,964,540	$(785,659)	$46,576	$(85,234)	$(70,324)	$60,040	$(2,316)
(530,742)	(2,022,205)	(477,373)	(764,491)	(3,259,308)	(6,847)	(637)
328,952	334,501	—	—	1,561,491	—	—
4,963,777	22,066,676	1,402,923	4,145,672	12,048,786	281,673	59,225

9,726,527	19,593,313	972,126	3,295,947	10,280,645	334,866	56,272

24,328,868	20,875,276	79,456	153,128	9,651,233	6,191	300
9,029,186	(4,783,302)	(142,198)	(517,396)	(2,368,089)	196,865	(200)
(524,628)	(243,735)	(12,991)	(71,581)	(172,981)	(4,667)	—
(2,766,028)	(2,105,141)	(511,953)	(1,172,454)	(1,080,239)	(531,538)	(8,145)
(15,573)	(15,938)	(2,393)	(7,007)	(8,660)	(1,347)	(88)
(478,684)	(378,637)	(38,567)	(128,266)	(194,908)	(7,857)	(131)

29,573,141	13,348,523	(628,646)	(1,743,576)	5,826,356	(342,353)	(8,264)

—	—	—	—	—	—	—

39,299,668	32,941,836	343,480	1,552,371	16,107,001	(7,487)	48,008
55,871,860	40,595,882	4,042,759	21,589,345	27,238,099	2,481,479	195,016

$95,171,528	$73,537,718	$4,386,239	$23,141,716	$43,345,100	$2,473,992	$243,024

B-27

The Guardian Separate Account Q

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	MFS Growth Service Class	MFS Investor Trust Service Class

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(13,449)	$(8,359)
Net realized gain/(loss) from sale of investments	74,413	38,874
Reinvested realized gain distributions	—	49,052
Net change in unrealized appreciation/(depreciation) of investments	(523,830)	(361,212)

Net increase/(decrease) resulting from operations	(462,866)	(281,645)

2008 Contract Transactions
Contract purchase payments	82,787	59,170
Transfers between investment divisions, net	(73,201)	20,192
Transfers on account of death	—	—
Transfer for annuity benefits, surrenders and partial withdrawals	(88,642)	(153,621)
Contract fees	(654)	(292)
Transfers–other	(967)	(1,971)

Net increase/(decrease) from contract transactions	(80,677)	(76,522)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(543,543)	(358,167)
Net Assets at December 31, 2007	1,331,590	865,532

Net Assets at December 31, 2008	$788,047	$507,365

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(16,609)	$(3,990)
Net realized gain/(loss) from sale of investments	4,096	(1,203)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	257,267	121,791

Net increase/(decrease) resulting from operations	244,754	116,598

2009 Contract Transactions
Contract purchase payments	5,048	703
Transfers between investment divisions, net	2,434	(6,290)
Transfers on account of death	(11,660)	(11,225)
Transfer for annuity benefits, surrenders and partial withdrawals	(63,835)	(20,974)
Contract fees	(664)	(204)
Transfers–other	(32,522)	(4,352)

Net increase/(decrease) from contract transactions	(101,199)	(42,342)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	143,555	74,256
Net Assets at December 31, 2008	788,047	507,365

Net Assets at December 31, 2009	$931,602	$581,621

See notes to financial statements

B-28

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$(11,963)	$99,934	$109,660	$87,512	$13,375
(5,018)	(119,946)	(221,207)	(12,276)	(73,916)
149,690	—	652,854	—	299,133
(494,333)	(297,456)	(3,270,296)	(89,264)	(3,285,655)

(361,624)	(317,468)	(2,728,989)	(14,028)	(3,047,063)

29,683	148,378	625,587	331,370	462,359
(100,943)	(924,528)	(891,768)	(725,015)	410,571
—	—	(90,792)	—	(14,105)
(43,219)	(520,714)	(1,119,855)	(621,495)	(945,278)
(388)	(784)	(3,458)	(1,396)	(3,127)
(2,760)	8,758	(115,277)	(94,625)	(14,038)

(117,627)	(1,288,890)	(1,595,563)	(1,111,161)	(103,618)

—	—	—	—	—

(479,251)	(1,606,358)	(4,324,552)	(1,125,189)	(3,150,681)
996,086	3,495,000	12,367,967	4,536,332	9,096,092

$516,835	$1,888,642	$8,043,415	$3,411,143	$5,945,411

$(16,951)	$163,858	$127,459	$130,818	$102,131
(75,016)	(124,693)	(796,285)	(28,659)	(618,176)
—	—	—	—	—
456,602	347,265	1,727,254	(135,667)	1,647,455

364,635	386,430	1,058,428	(33,508)	1,131,410

8,424	17,691	88,093	31,835	39,206
252,114	73,525	135,642	(108,849)	(357,365)
(2,059)	(16,346)	(44,733)	(24,476)	(58,196)
(69,691)	(350,969)	(1,364,719)	(397,809)	(668,234)
(482)	(895)	(3,690)	(1,463)	(2,971)
(715)	2,774	(122,305)	(664)	(35,322)

187,591	(274,220)	(1,311,712)	(501,426)	(1,082,882)

—	—	—	—	—

552,226	112,210	(253,284)	(534,934)	48,528
516,835	1,888,642	8,043,415	3,411,143	5,945,411

$1,069,061	$2,000,852	$7,790,131	$2,876,209	$5,993,939

B-29

THE GUARDIAN SEPARATE ACCOUNT Q

NOTES TO FINANCIAL STATEMENTS (December 31, 2009)

NOTE 1 — ORGANIZATION

The Guardian Separate Account Q (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 14, 2002 and commenced operations on July 22, 2002. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the forty-seven investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including the FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The forty-seven investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series (formerly
RS Core Equity VIP Series)

RS S&P 500 Index VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series (formerly
RS Small Cap Core Equity VIP Series)

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Money Market VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series II

AIM V.I. Basic Value Fund Series II

AIM V.I. Government Securities Fund Series II

AIM V.I. Mid Cap Core Equity Fund Series II

AIM V.I. Core Equity Fund Series II

Alger American Capital Appreciation Portfolio Class S

AllianceBernstein VPS Growth & Income Portfolio
Class B

AllianceBernstein VPS Large Cap Growth Portfolio
Class B

AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)

AllianceBernstein VPS Real Estate Investment Portfolio Class B

AllianceBernstein VPS Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio
Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Templeton Growth Securities Fund Class 2

Franklin Rising Dividends Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class

MFS Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

MFS Strategic Income Series Service Class

MFS Total Return Series Service Class

Van Kampen Life Investment Trust Government Portfolio Class II

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

B-30

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

As of January 1, 2008, the Account adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active. Assets in this category generally include registered mutual funds that are not actively traded and non-registered collective investments funds.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2009, none of the Accounts investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets in 2009 are based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level those investments should be reported.

As of December 31, 2009, all investments of the Account were in active traded registered mutual funds and were considered Level 1 with a total fair value of $928,446,750.

B-31

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. As of December 31, 2009, none of the Separate Accounts registered mutual funds investments level of trading activities is considered to have significantly decreased. As such, the implementation of this guidance does not impact the Separate Accounts investment Level categories.

There were no financial instrument liabilities held by the Account as of December 31, 2009 or during the twelve months then ended.

Subsequent Events

Effective December 31, 2009, the Account adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Account’s financial statements.

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables and the assumed investment return is 4.0%-6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-32

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2009 were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	$17,003,675	$2,816,013
RS S&P 500 Index VIP Series	6,523,861	3,331,040
RS Asset Allocation VIP Series	220,442	2,506,417
RS High Yield Bond VIP Series	9,119,015	961,192
RS Low Duration Bond VIP Series	1,639,141	2,371,146
RS Large Cap Value VIP Series	532,070	4,295,946
RS Partners VIP Series	245,433	357,482
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	2,664,495	478,310
RS International Growth VIP Series	12,720,137	9,440,830
RS Emerging Markets VIP Series	911,452	2,194,343
RS Investment Quality Bond VIP Series	55,449,895	11,522,275
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)	479,097	577,819
RS Global Natural Resources VIP Series	808,496	1,041,928
RS Value VIP Series	145,141	107,414
RS Equity Dividend VIP Series	97,224	205,103
RS Technology VIP Series	414,349	1,348,553
RS Money Market VIP Series	6,926,646	13,209,698
Gabelli Capital Asset Fund	521,900	803,006
Value Line Centurion Fund	25,050	112,693
Value Line Strategic Asset Management Trust	653,394	790,850
AIM V.I. Capital Appreciation Fund Series II	427,972	1,205,232
AIM V.I. Aggressive Growth Fund Series II	—	—
AIM V.I. Basic Value Fund Series II	322,888	321,948
AIM V.I. Government Securities Fund Series II	1,587,577	3,069,985
AIM V.I. Mid Cap Core Equity Fund Series II	181,404	529,711
AIM V.I. Core Equity Fund Series II	18,547	71,269
Alger American Capital Appreciation Portfolio Class S	744,773	366,090
AllianceBernstein VPS Growth & Income Portfolio Class B	116,423	527,994
AllianceBernstein VPS Large Cap Growth Portfolio Class B	136,447	195,220
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	83,748	85,366
AllianceBernstein VPS Real Estate Investment Portfolio Class B	319,343	942,325
AllianceBernstein VPS Value Portfolio Class B	128,515	374,656
Davis Financial Portfolio	160,602	105,409
Davis Real Estate Portfolio	1,660,768	176,340
Davis Value Portfolio	14,111,513	8,361,375
Fidelity VIP Balanced Portfolio Service Class 2	692,827	1,161,828
Fidelity VIP Contrafund Portfolio Service Class 2	16,899,638	16,844,337
Fidelity VIP Equity-Income Portfolio Service Class 2	7,087,784	2,235,118
Fidelity VIP Growth Portfolio Service Class 2	136,639	446,558
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	40,694,895	5,789,723
Fidelity VIP Mid Cap Portfolio Service Class 2	18,493,839	5,558,068
Templeton Growth Securities Fund Class 2	279,790	855,619
Franklin Rising Dividends Securities Fund Class 2	1,498,127	3,325,083
Franklin Small Cap Value Securities Fund Class 2	12,866,030	5,521,164
MFS Research Bond Series Service Class	714,548	997,233
MFS Core Equity Series Service Class	4,107	9,589
MFS Growth Series Service Class	47,685	158,629
MFS Investors Trust Series Service Class	11,636	56,958
MFS New Discovery Series Service Class	307,944	140,354
MFS Strategic Income Series Service Class	585,587	698,417
MFS Total Return Series Service Class	941,394	2,120,371
Van Kampen Life Investment Trust Government Portfolio Class II	557,595	928,888
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	480,102	1,465,653

	$239,401,600	$123,118,568

B-33

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 (lower where required by state law) is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through a redemption of units. For the years ended December 31, 2008 and 2009, contract fees amounted to $178,213 and $229,493, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.55% of the average daily net assets applicable to the Account during the first seven contract years. Thereafter, the charge will be based on an annual rate of 1.00%. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider (EDBR) with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	7 Year Enhanced Death Benefit Rider with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

d)	Contracts with any one rider, Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB) (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

e)	Contracts with any two riders, Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB), (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) and/or Earnings Benefit Rider (EBR), or Contracts with Post-CAEDB (issued in conjunction with applications postmarked after 4/23/04), with an annual rate of .50%;

f)	Contracts with Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB), (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR) or Contracts with Post-CAEDB with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), (issued in conjunction with applications postmarked after 4/23/04), with an annual rate of .75%

g)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%

h)	Guaranteed Minimum Death Benefit (GMDB), with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional option benefit riders deducted as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50% of the accumulation value.

b)	Guaranteed Lifetime Withdrawal Benefit Rider (GLWB), with an annual rate ranging from .65% to 2.10% of the adjusted Guaranteed Withdrawal Balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

B-34

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series) •RS Partners VIP Series	•RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series) •RS Global Natural Resources VIP Series •RS Value VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

•RS Investment Quality Bond VIP Series •RS High Yield Bond VIP Series •RS S&P 500 Index VIP Series	•RS Low Duration Bond VIP Series •RS Money Market VIP Series

Effective December 21, 2009, the RS Asset Allocation VIP Series, the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series) and the RS Technology VIP Series were liquidated and are no longer available as investment options under this contract. The contract owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in these investment options were transferred to the RS Money Market VIP Series. RS Investments provided day-to-day investment management services to the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series (formerly MidCap Opportunities VIP Series) and the RS Technology VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series	•RS Emerging Markets VIP Series

Effective November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM, was terminated. UBS Global AM, served as sub adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under this contract and was merged into the RS Large Cap Alpha VIP Series.

B-35

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Partners VIP Series	None	0.97%	N/A
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	None	0.95%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Money Market VIP Series	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., Fred Alger Management, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Franklin Advisory Services LLC, Massachusetts Financial Services Company, Templeton Global Advisers Limited, EULAV Asset Management, LLC, and Van Kampen Asset Management, which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through a redemption in units and paid to GIAC during the first three contract years for both Single Purchase Payment Contracts and Flexible Purchase Payment Contracts. Each payment is subject to a contingent deferred sales charge for three years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage
0	4%
1	4%
2	3%
3	2%
4 and thereafter	0%

For the years ended December 31, 2008 and 2009, contingent deferred sales charges were $384,336 and $280,181.

B-36

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	1,485,290	148,134	1,337,156	1,525,970	119,963	1,406,007
RS S&P 500 Index VIP Series	541,736	175,742	365,994	557,558	140,970	416,588
RS Asset Allocation VIP Series	9,771	202,967	(193,196)	18,532	54,176	(35,644)
RS High Yield Bond VIP Series	682,708	68,363	614,345	214,502	54,374	160,128
RS Low Duration Bond VIP Series	42,106	109,889	(67,783)	136,206	104,520	31,686
RS Large Cap Value VIP Series	6,622	316,697	(310,075)	45,164	48,080	(2,916)
RS Partners VIP Series	3,751	15,742	(11,991)	12,295	16,468	(4,173)
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	246,873	52,483	194,390	119,058	86,219	32,839
RS International Growth VIP Series	1,083,170	710,193	372,977	1,606,181	150,161	1,456,020
RS Emerging Markets VIP Series	11,487	71,787	(60,300)	47,482	86,405	(38,923)
RS Investment Quality Bond VIP Series	3,755,829	538,253	3,217,576	3,117,514	3,891,832	(774,318)
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)	16,700	19,849	(3,149)	3,891	3,365	526
RS Global Natural Resources VIP Series	27,630	61,024	(33,394)	234,691	14,388	220,303
RS Value VIP Series	7,954	1,263	6,691	6,077	4,342	1,735
RS Equity Dividend VIP Series	1,567	14,791	(13,224)	13,303	4,586	8,717
RS Technology VIP Series	1,774	112,391	(110,617)	102,747	1,488	101,259
RS Money Market VIP Series	107,639	685,622	(577,983)	1,102,707	459,648	643,059
Gabelli Capital Asset Fund	30,056	51,433	(21,377)	54,642	191,881	(137,239)
Value Line Centurion Fund	496	10,879	(10,383)	3,667	10,977	(7,310)
Value Line Strategic Asset Management Trust	25,335	64,382	(39,047)	33,096	80,313	(47,217)
AIM V.I. Capital Appreciation Fund Series II	12,593	74,034	(61,441)	284,398	32,625	251,773
AIM V.I. Basic Value Fund Series II	12,096	16,051	(3,955)	3,695	35,801	(32,106)
AIM V.I. Government Securities Fund Series II	30,507	173,394	(142,887)	171,895	57,658	114,237
AIM V.I. Mid Cap Core Equity Fund Series II	1,773	31,112	(29,339)	26,981	17,910	9,071
AIM V.I. Core Equity Fund Series II	3,600	9,273	(5,673)	432	5,988	(5,556)
Alger American Capital Appreciation Portfolio Class S	43,842	16,922	26,920	23,281	47,622	(24,341)
AllianceBernstein VPS Growth & Income Portfolio Class B	9,426	51,551	(42,125)	14,436	65,793	(51,357)
AllianceBernstein VPS Large Cap Growth Portfolio Class B	16,020	21,455	(5,435)	4,401	12,309	(7,908)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	8,152	7,679	473	4,438	20,524	(16,086)
AllianceBernstein VPS Real Estate Investment Portfolio Class B	10,695	64,647	(53,952)	17,603	60,012	(42,409)
AllianceBernstein VPS Value Portfolio Class B	7,188	36,084	(28,896)	25,074	22,254	2,820
Davis Financial Portfolio	10,651	3,091	7,560	4,329	14,514	(10,185)
Davis Real Estate Portfolio	242,820	15,910	226,910	11,182	35,787	(24,605)
Davis Value Portfolio	1,619,040	513,893	1,105,147	2,606,547	189,814	2,416,733
Fidelity VIP Balanced Portfolio Service Class 2	42,017	87,558	(45,541)	30,095	157,530	(127,435)
Fidelity VIP Contrafund Portfolio Service Class 2	1,421,232	1,111,386	309,846	4,611,105	338,589	4,272,516
Fidelity VIP Equity-Income Portfolio Service Class 2	780,204	197,854	582,350	463,996	120,823	343,173
Fidelity VIP Growth Portfolio Service Class 2	2,845	34,283	(31,438)	16,759	51,594	(34,835)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2,869,189	326,636	2,542,553	1,969,917	1,557,291	412,626

B-37

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity VIP Mid Cap Portfolio Service Class 2	1,399,902	487,149	912,753	1,572,174	120,923	1,451,251
Templeton Growth Securities Fund Class 2	17,190	85,235	(68,045)	25,960	118,479	(92,519)
Franklin Rising Dividends Securities Fund Class 2	20,622	164,863	(144,241)	250,199	180,781	69,418
Franklin Small Cap Value Securities Fund Class 2	872,694	275,431	597,263	1,352,530	84,238	1,268,292
MFS Research Bond Series Service Class	25,714	52,804	(27,090)	28,655	102,701	(74,046)
MFS Core Equity Series Service Class	6,901	8,049	(1,148)	355	1,045	(690)
MFS Growth Series Service Class	1,667	10,728	(9,061)	6,985	9,443	(2,458)
MFS Investors Trust Series Service Class	7,926	12,070	(4,144)	5,672	11,482	(5,810)
MFS New Discovery Series Service Class	26,177	9,082	17,095	3,380	11,814	(8,434)
MFS Strategic Income Series Service Class	13,020	35,465	(22,445)	17,180	118,786	(101,606)
MFS Total Return Series Service Class	23,894	148,209	(124,315)	52,311	185,333	(133,022)
Van Kampen Life Investment Trust Government Portfolio Class II	9,216	54,020	(44,804)	34,233	132,054	(97,821)
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	12,981	106,671	(93,690)	73,521	87,772	(14,251)

NOTE 6 — FINANCIAL HIGHLIGHTS

The GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In 2008, the Account elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conform to the current period presentation.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets In whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)	2009	4,822,441	$11.48	to	$14.28	$65,552,193	1.20%	to	2.30%	0.21%	22.23%	to	23.60%
	2008	3,485,285	9.39	to	11.14	38,465,941	1.75%	to	2.30%	1.67%	-31.24%	to	-30.86%
	2007	2,079,278	13.66	to	16.12	33,020,876	1.75%	to	2.30%	1.19%	12.55%	to	13.18%
	2006	1,194,920	13.77	to	14.24	16,743,438	1.75%	to	2.50%	2.17%	14.35%	to	15.22%
	2005	333,987	12.04	to	12.36	4,072,982	1.75%	to	2.50%	1.06%	1.71%	to	2.47%
RS S&P 500 Index VIP Series	2009	2,699,542	$11.43	to	$12.61	$31,938,441	1.20%	to	2.50%	2.19%	23.12%	to	24.74%
	2008	2,333,548	9.29	to	9.75	22,194,000	1.75%	to	2.50%	2.62%	-38.72%	to	-38.26%
	2007	1,916,960	15.16	to	15.79	29,403,324	1.75%	to	2.50%	1.91%	2.61%	to	3.38%
	2006	1,557,605	14.77	to	15.28	23,234,743	1.75%	to	2.50%	1.90%	12.59%	to	13.44%
	2005	807,105	13.12	to	13.47	10,649,064	1.75%	to	2.50%	1.94%	1.95%	to	2.71%

B-38

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets In whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Asset Allocation VIP Series(8)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	193,196	9.13	to	9.43	1,796,596	1.75%	to	2.25%	1.85%	-38.67%	to	-38.37%
	2007	228,840	14.88	to	15.29	3,467,766	1.75%	to	2.25%	2.20%	2.87%	to	3.39%
	2006	245,069	14.47	to	14.79	3,596,888	1.75%	to	2.25%	3.81%	10.83%	to	11.39%
	2005	236,220	13.05	to	13.28	3,120,039	1.75%	to	2.25%	0.73%	2.02%	to	2.54%
RS High Yield Bond VIP Series	2009	1,127,784	$13.66	to	$15.06	$16,240,275	1.20%	to	2.50%	9.13%	34.68%	to	36.45%
	2008	513,439	10.14	to	10.65	5,431,320	1.75%	to	2.50%	11.38%	-22.80%	to	-22.22%
	2007	353,311	13.14	to	13.69	4,775,961	1.75%	to	2.50%	7.44%	-1.33%	to	-0.58%
	2006	366,953	13.32	to	13.77	5,003,553	1.75%	to	2.50%	7.40%	6.46%	to	7.26%
	2005	309,983	12.51	to	12.84	3,962,332	1.75%	to	2.50%	6.58%	0.74%	to	1.50%
RS Low Duration Bond VIP Series	2009	391,025	$10.66	to	$11.58	$4,338,356	1.20%	to	2.50%	2.30%	3.74%	to	5.11%
	2008	458,808	10.28	to	10.70	4,880,017	1.75%	to	2.50%	3.21%	0.99%	to	1.75%
	2007	427,122	10.18	to	10.51	4,457,625	1.75%	to	2.50%	4.29%	2.86%	to	3.63%
	2006	486,129	9.89	to	10.15	4,904,463	1.75%	to	2.50%	3.82%	1.49%	to	2.26%
	2005	482,353	9.75	to	9.92	4,765,352	1.75%	to	2.50%	3.14%	-1.26%	to	-0.52%
RS Large Cap Value VIP Series(8)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	310,075	10.10	to	10.52	3,170,369	1.75%	to	2.45%	2.12%	-41.72%	to	-41.31%
	2007	312,991	17.32	to	17.93	5,450,846	1.75%	to	2.45%	1.55%	-2.08%	to	-1.40%
	2006	275,785	17.69	to	18.18	4,863,064	1.75%	to	2.45%	1.25%	15.42%	to	16.23%
	2005	153,259	15.31	to	15.64	2,374,456	1.75%	to	2.50%	1.34%	6.91%	to	7.71%
RS Partners VIP Series	2009	75,091	$14.12	to	$15.20	$1,046,944	1.20%	to	2.25%	0.00%	36.54%	to	37.99%
	2008	87,082	10.22	to	10.66	889,463	1.75%	to	2.45%	0.00%	-35.61%	to	-35.15%
	2007	91,255	15.88	to	16.43	1,385,862	1.75%	to	2.45%	0.00%	-4.41%	to	-3.74%
	2006	81,823	16.61	to	17.07	1,335,622	1.75%	to	2.45%	0.23%	6.69%	to	7.44%
	2005	80,748	15.54	to	15.89	1,227,829	1.75%	to	2.50%	0.13%	1.63%	to	2.40%
RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)	2009	616,646	$10.62	to	$16.14	$9,421,236	1.20%	to	2.30%	0.00%	34.02%	to	35.51%
	2008	422,256	7.92	to	11.49	4,760,326	1.75%	to	2.30%	0.50%	-36.67%	to	-36.32%
	2007	389,417	12.51	to	18.05	6,790,259	1.75%	to	2.30%	0.86%	2.73%	to	3.29%
	2006	346,418	12.18	to	17.47	5,918,176	1.75%	to	2.30%	0.00%	14.49%	to	15.12%
	2005	302,696	14.79	to	15.18	4,546,947	1.75%	to	2.50%	0.26%	-2.32%	to	-1.59%
RS International Growth VIP Series	2009	3,901,097	$14.93	to	$16.47	$60,697,007	1.20%	to	2.50%	1.90%	35.54%	to	37.32%
	2008	3,528,120	11.02	to	11.57	40,024,310	1.75%	to	2.50%	2.63%	-44.70%	to	-44.28%
	2007	2,072,100	19.92	to	20.76	41,700,703	1.75%	to	2.50%	3.94%	12.17%	to	13.01%
	2006	1,529,755	17.76	to	18.37	27,232,736	1.75%	to	2.50%	1.03%	20.37%	to	21.27%
	2005	608,935	14.76	to	15.15	9,047,387	1.75%	to	2.50%	1.32%	13.14%	to	13.99%
RS Emerging Markets VIP Series	2009	313,628	$32.20	to	$35.50	$9,761,725	1.20%	to	2.50%	3.36%	91.50%	to	94.02%
	2008	373,928	16.82	to	17.65	6,102,684	1.75%	to	2.50%	0.28%	-57.73%	to	-57.41%
	2007	412,851	39.78	to	41.44	15,903,434	1.75%	to	2.50%	2.20%	41.79%	to	42.86%
	2006	352,598	28.05	to	29.01	9,511,085	1.75%	to	2.50%	0.72%	32.81%	to	33.81%
	2005	229,279	21.12	to	21.68	4,887,469	1.75%	to	2.50%	1.17%	37.03%	to	38.06%
RS Investment Quality Bond VIP Series	2009	13,068,348	$12.01	to	$13.24	$165,240,918	1.20%	to	2.50%	4.69%	8.44%	to	9.87%
	2008	9,850,772	11.08	to	11.63	113,908,246	1.75%	to	2.50%	4.43%	-2.03%	to	-1.29%
	2007	10,625,090	11.31	to	11.78	124,348,484	1.75%	to	2.50%	5.64%	3.59%	to	4.37%
	2006	6,358,061	10.91	to	11.29	71,218,841	1.75%	to	2.50%	5.69%	1.60%	to	2.37%
	2005	2,227,728	10.74	to	11.03	24,376,192	1.75%	to	2.50%	5.13%	-0.19%	to	0.56%
RS MidCap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)(7)(8)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	3,149	4.71	to	4.73	14,876	1.75%	to	2.05%	0.00%	-51.82%	to	-51.67%
	2007	2,623	9.77	to	9.79	25,661	1.75%	to	2.05%	0.00%	-2.25%	to	-2.13%
	2006	—	—		—	—	—		—	—	—		—
	2005	—	—		—	—	—		—	—	—		0.00%
RS Global Natural Resources VIP Series(7)	2009	253,649	$8.50	to	$8.73	$2,182,668	1.20%	to	2.30%	0.00%	47.15%	to	48.78%
	2008	287,043	5.78	to	5.82	1,670,311	1.75%	to	2.30%	0.00%	-45.74%	to	-45.44%
	2007	66,740	10.66	to	10.67	711,882	1.75%	to	2.05%	0.00%	6.57%	to	6.70%
	2006	—	—		—	—	—		—	—	—		0.00%
	2005	—	—		—	—	—		—	—	—		0.00%

B-39

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets In whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Value VIP Series(7)	2009	13,807	$7.17	to	$7.22	$99,664	1.75%	to	2.05%	0.31%	30.70%	to	31.09%
	2008	7,116	5.51	to	5.51	39,210	1.75%	to	1.75%	0.00%	-41.51%	to	-41.51%
	2007	5,381	9.40	to	9.42	50,613	1.75%	to	2.25%	0.00%	-5.99%	to	-5.80%
	2006	—	—		—	—	—		—	—	—		0.00%
	2005	—	—		—	—	—		—	—	—		0.00%
RS Equity Dividend VIP Series(7)(8)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	13,224	5.41	to	5.43	71,817	1.75%	to	2.00%	1.61%	-41.95%	to	-41.80%
	2007	4,507	9.31	to	9.33	41,967	1.75%	to	2.25%	0.60%	-6.88%	to	-6.68%
	2006	—	—		—	—	—		—	—	—		—
	2005	—	—		—	—	—		—	—	—		0.00%
RS Technology VIP Series(7)(8)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	110,617	4.91	to	4.93	545,803	1.75%	to	2.05%	0.00%	-52.30%	to	-52.15%
	2007	9,358	10.30	to	10.31	96,505	1.75%	to	2.05%	0.00%	3.00%	to	3.13%
	2006	—	—		—	—	—		—	—	—		0.00%
	2005	—	—		—	—	—		—	—	—		—
RS Money Market VIP Series	2009	1,203,551	$9.71	to	$10.71	$12,351,135	1.20%	to	2.50%	0.07%	-2.43%	to	-1.14%
	2008	1,781,534	9.95	to	10.45	18,621,297	1.75%	to	2.50%	2.04%	-0.48%	to	-0.27%
	2007	1,138,475	10.00	to	10.42	11,844,046	1.75%	to	2.50%	4.71%	2.10%	to	2.87%
	2006	984,752	9.79	to	10.13	9,938,179	1.75%	to	2.50%	4.61%	1.94%	to	2.71%
	2005	1,044,124	9.61	to	9.86	10,265,978	1.75%	to	2.50%	2.86%	0.14%	to	0.90%
Gabelli Capital Asset Fund	2009	375,909	$13.69	to	$14.39	$5,200,501	1.75%	to	2.50%	0.84%	31.36%	to	32.35%
	2008	397,286	10.42	to	10.87	4,156,084	1.75%	to	2.50%	0.73%	-41.92%	to	-41.48%
	2007	534,525	17.94	to	18.58	9,631,178	1.75%	to	2.50%	0.49%	6.43%	to	7.23%
	2006	485,705	16.85	to	17.33	8,161,402	1.75%	to	2.50%	0.34%	18.91%	to	19.80%
	2005	340,069	14.17	to	14.46	4,809,383	1.75%	to	2.50%	0.35%	-0.50%	to	0.25%
Value Line Centurion Fund	2009	24,921	$8.54	to	$8.84	$214,788	1.75%	to	2.25%	0.00%	8.60%	to	9.15%
	2008	35,304	7.87	to	8.09	280,748	1.75%	to	2.25%	0.00%	-50.41%	to	-50.16%
	2007	42,614	15.87	to	16.24	680,880	1.75%	to	2.25%	0.00%	18.02%	to	18.61%
	2006	38,859	13.44	to	13.69	522,945	1.75%	to	2.25%	0.00%	1.53%	to	2.04%
	2005	22,897	13.24	to	13.42	306,344	1.75%	to	2.25%	0.00%	6.69%	to	7.22%
Value Line Strategic Asset Management Trust	2009	290,518	$12.30	to	$13.42	$3,658,632	1.20%	to	2.50%	1.13%	18.15%	to	19.71%
	2008	329,565	10.41	to	10.86	3,493,640	1.75%	to	2.50%	1.43%	-31.14%	to	-30.62%
	2007	376,782	15.11	to	15.65	5,756,697	1.75%	to	2.50%	0.95%	12.42%	to	13.27%
	2006	396,429	13.44	to	13.82	5,354,389	1.75%	to	2.50%	0.94%	4.20%	to	4.99%
	2005	341,481	12.90	to	13.16	4,429,125	1.75%	to	2.50%	0.45%	6.37%	to	7.18%
AIM V.I. Capital Appreciation Fund Series II(5)	2009	914,427	$8.16	to	$10.44	$9,188,511	1.45%	to	2.30%	0.27%	17.96%	to	18.97%
	2008	975,868	6.92	to	8.61	8,274,699	1.75%	to	2.30%	0.00%	-43.94%	to	-43.63%
	2007	724,095	14.65	to	15.27	10,871,926	1.75%	to	2.50%	0.00%	8.96%	to	9.78%
	2006	601,066	13.45	to	13.91	8,211,932	1.75%	to	2.50%	0.00%	4.01%	to	4.79%
	2005	—	—		—	—	—		—	—	—		—
AIM V.I. Aggressive Growth Fund Series II(6)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	—	—		—	—	—		—	—	—		—
	2007	—	—		—	—	—		—	—	—		—
	2006	—	—		—	—	—		—	—	—		—
	2005	44,764	12.96	to	13.30	593,771	1.75%	to	2.50%	0.00%	2.91%	to	3.68%
AIM V.I. Growth Fund Series II(6)	2009	—	$—		$—	$—	—		—	—	—		—
	2008	—	—		—	—	—		—	—	—		—
	2007	—	—		—	—	—		—	—	—		—
	2006	—	—		—	—	—		—	—	—		—
	2005	193,835	12.93	to	13.27	2,522,502	1.75%	to	2.50%	0.00%	4.50%	to	5.28%
AIM V.I. Basic Value Fund Series II	2009	146,797	$9.93	to	$10.74	$1,495,661	1.20%	to	2.25%	1.32%	44.44%	to	45.97%
	2008	150,752	6.87	to	7.10	1,060,094	1.75%	to	2.25%	0.46%	-52.98%	to	-52.75%
	2007	182,858	14.42	to	15.02	2,727,304	1.75%	to	2.50%	0.33%	-1.15%	to	-0.41%
	2006	187,250	14.59	to	15.09	2,815,415	1.75%	to	2.50%	0.13%	10.14%	to	10.97%
	2005	186,891	13.25	to	13.59	2,532,480	1.75%	to	2.50%	0.00%	2.81%	to	3.59%

B-40

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets In whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
AIM V.I. Government Securities Fund Series II	2009	242,549	$11.12	to	$12.26	$2,827,416	1.20%	to	2.50%	3.65%	-2.74%	to	-1.45%
	2008	385,436	11.43	to	12.00	4,597,997	1.75%	to	2.50%	4.71%	9.19%	to	10.02%
	2007	271,199	10.47	to	10.91	2,931,555	1.75%	to	2.50%	3.59%	3.47%	to	4.25%
	2006	320,382	10.12	to	10.46	3,326,051	1.75%	to	2.50%	3.48%	0.72%	to	1.47%
	2005	363,784	10.04	to	10.31	3,730,069	1.75%	to	2.50%	3.17%	-1.11%	to	-0.37%
AIM V.I. Mid Cap Core Equity Fund Series II	2009	138,798	$14.19	to	$15.64	$2,033,632	1.20%	to	2.50%	0.97%	26.63%	to	28.30%
	2008	168,137	11.20	to	11.76	1,940,546	1.75%	to	2.50%	1.28%	-30.46%	to	-29.93%
	2007	159,066	16.11	to	16.78	2,627,348	1.75%	to	2.50%	0.05%	6.57%	to	7.38%
	2006	158,051	15.12	to	15.63	2,437,792	1.75%	to	2.50%	0.74%	8.23%	to	9.04%
	2005	145,004	13.97	to	14.34	2,064,619	1.75%	to	2.50%	0.24%	4.61%	to	5.39%
AIM V.I. Core Equity Fund Series II	2009	20,266	$12.10	to	$13.09	$253,814	1.20%	to	2.25%	1.60%	25.12%	to	26.45%
	2008	25,939	9.67	to	9.99	257,779	1.75%	to	2.25%	1.71%	-31.89%	to	-31.54%
	2007	31,495	14.00	to	14.59	457,368	1.75%	to	2.50%	0.75%	5.20%	to	5.99%
	2006	41,911	13.31	to	13.77	574,740	1.75%	to	2.50%	1.25%	12.12%	to	12.97%
	2005	47,388	11.87	to	12.19	575,698	1.75%	to	2.50%	0.64%	2.75%	to	3.52%
Alger American Capital Appreciation Portfolio Class S	2009	175,920	$13.77	to	$17.47	$2,869,210	1.20%	to	2.30%	0.00%	47.24%	to	48.88%
	2008	149,000	9.35	to	11.32	1,640,984	1.75%	to	2.30%	0.00%	-46.52%	to	-46.22%
	2007	173,341	17.49	to	21.04	3,571,038	1.75%	to	2.30%	0.00%	30.15%	to	30.87%
	2006	113,110	13.44	to	16.08	1,775,715	1.75%	to	2.30%	0.00%	16.24%	to	16.88%
	2005	96,028	13.52	to	13.76	1,317,527	1.75%	to	2.25%	0.00%	11.60%	to	12.16%
AllianceBernstein VPS Growth & Income Portfolio Class B	2009	131,804	$10.56	to	$11.47	$1,436,725	1.40%	to	2.50%	3.47%	17.36%	to	18.67%
	2008	173,929	9.00	to	9.44	1,611,571	1.75%	to	2.50%	1.74%	-42.17%	to	-41.73%
	2007	225,286	15.56	to	16.21	3,599,395	1.75%	to	2.50%	1.18%	2.26%	to	3.03%
	2006	241,691	15.21	to	15.73	3,776,222	1.75%	to	2.50%	1.11%	14.08%	to	14.94%
	2005	235,390	13.33	to	13.69	3,203,311	1.75%	to	2.50%	1.27%	2.00%	to	2.77%
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2009	70,166	$11.16	to	$11.86	$800,822	1.45%	to	2.25%	0.00%	34.04%	to	35.13%
	2008	75,601	8.33	to	8.60	642,276	1.75%	to	2.25%	0.00%	-41.17%	to	-40.88%
	2007	83,509	13.97	to	14.55	1,201,901	1.75%	to	2.50%	0.00%	10.79%	to	11.63%
	2006	100,539	12.60	to	13.03	1,302,432	1.75%	to	2.50%	0.00%	-3.11%	to	-2.38%
	2005	150,914	13.01	to	13.35	2,007,032	1.75%	to	2.50%	0.00%	11.99%	to	12.84%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	2009	47,613	$11.72	to	$12.69	$574,749	1.20%	to	2.25%	0.00%	49.72%	to	51.31%
	2008	47,140	7.83	to	8.09	378,814	1.75%	to	2.25%	0.00%	-48.65%	to	-48.39%
	2007	63,226	15.25	to	15.67	987,106	1.75%	to	2.25%	0.00%	17.21%	to	17.80%
	2006	48,299	13.01	to	13.30	640,056	1.75%	to	2.25%	0.00%	5.96%	to	6.49%
	2005	37,163	12.28	to	12.49	462,883	1.75%	to	2.25%	0.00%	1.33%	to	1.84%
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2009	125,395	$16.39	to	$17.73	$2,128,831	1.45%	to	2.50%	2.70%	26.02%	to	27.36%
	2008	179,347	13.00	to	13.65	2,414,445	1.75%	to	2.50%	1.15%	-37.42%	to	-36.95%
	2007	221,756	20.78	to	21.65	4,742,920	1.75%	to	2.50%	1.18%	-16.88%	to	-16.25%
	2006	253,725	25.00	to	25.85	6,379,308	1.75%	to	2.50%	1.67%	31.54%	to	32.53%
	2005	272,251	19.00	to	19.51	5,295,504	1.75%	to	2.50%	2.48%	8.63%	to	9.45%
AllianceBernstein VPS Value Portfolio Class B	2009	114,711	$10.52	to	$11.38	$1,229,892	1.20%	to	2.25%	3.02%	18.33%	to	19.59%
	2008	143,607	8.74	to	9.18	1,296,965	1.75%	to	2.50%	2.17%	-42.48%	to	-42.05%
	2007	140,787	15.41	to	15.84	2,196,777	1.75%	to	2.25%	1.19%	-6.31%	to	-5.84%
	2006	225,545	16.45	to	16.82	3,629,528	1.75%	to	2.25%	0.83%	18.32%	to	18.92%
	2005	164,693	13.90	to	14.15	2,316,756	1.75%	to	2.50%	1.25%	3.12%	to	3.64%
Davis Financial Portfolio(5)	2009	51,888	$8.48	to	$8.70	$447,433	1.75%	to	2.30%	0.96%	37.95%	to	38.72%
	2008	44,328	6.14	to	6.27	276,232	1.75%	to	2.30%	0.00%	-47.60%	to	-47.30%
	2007	54,513	11.72	to	11.90	645,080	1.75%	to	2.30%	1.21%	-8.19%	to	-7.69%
	2006	43,654	12.77	to	12.89	560,830	1.75%	to	2.30%	0.98%	15.80%	to	16.44%
	2005	12,545	11.04	to	11.07	138,699	1.75%	to	2.20%	0.62%	10.36%	to	10.72%

B-41

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets In whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Davis Real Estate Portfolio(5)	2009	384,799	$8.65	to	$8.88	$3,381,553	1.75%	to	2.30%	2.61%	28.72%	to	29.43%
	2008	157,889	6.72	to	6.86	1,078,640	1.75%	to	2.30%	2.34%	-48.13%	to	-47.85%
	2007	182,494	12.96	to	13.15	2,392,632	1.75%	to	2.30%	3.81%	-17.42%	to	-16.96%
	2006	152,288	15.69	to	15.84	2,406,966	1.75%	to	2.30%	3.82%	31.30%	to	32.03%
	2005	50,407	11.95	to	12.00	604,321	1.75%	to	2.30%	2.56%	19.50%	to	19.97%
Davis Value Portfolio(5)	2009	7,054,911	$9.15	to	$9.48	$66,797,769	1.75%	to	2.50%	0.94%	27.90%	to	28.87%
	2008	5,949,764	7.15	to	7.35	43,712,928	1.75%	to	2.50%	1.45%	-41.81%	to	-41.37%
	2007	3,533,031	12.29	to	12.54	44,270,212	1.75%	to	2.50%	1.44%	2.04%	to	2.81%
	2006	2,223,190	12.04	to	12.20	27,099,047	1.75%	to	2.50%	1.25%	12.21%	to	12.99%
	2005	616,228	10.75	to	10.80	6,650,153	1.75%	to	2.30%	2.05%	7.54%	to	7.97%
Fidelity VIP Balanced Portfolio Service Class 2	2009	356,711	$12.18	to	$13.43	$4,555,111	1.20%	to	2.50%	1.72%	34.89%	to	36.67%
	2008	402,252	9.03	to	9.48	3,781,677	1.75%	to	2.50%	1.36%	-35.79%	to	-35.30%
	2007	529,687	14.06	to	14.65	7,711,261	1.75%	to	2.50%	2.94%	6.02%	to	6.82%
	2006	596,847	13.26	to	13.71	8,142,719	1.75%	to	2.50%	1.79%	8.73%	to	9.55%
	2005	633,456	12.19	to	12.52	7,894,952	1.75%	to	2.50%	2.21%	2.91%	to	3.68%
Fidelity VIP Contrafund Portfolio Service Class 2	2009	10,086,363	$14.29	to	$15.76	$150,030,833	1.20%	to	2.50%	1.18%	32.11%	to	33.85%
	2008	9,776,517	10.82	to	11.36	109,029,228	1.75%	to	2.50%	1.10%	-44.12%	to	-43.70%
	2007	5,504,001	19.36	to	20.17	108,509,612	1.75%	to	2.50%	0.94%	14.39%	to	15.25%
	2006	2,918,924	16.93	to	17.50	49,553,967	1.75%	to	2.50%	1.27%	8.67%	to	9.49%
	2005	1,056,487	15.58	to	15.99	16,582,536	1.75%	to	2.50%	0.10%	13.75%	to	14.61%
Fidelity VIP Equity-Income Portfolio Service Class 2	2009	2,027,592	$10.94	to	$12.07	$23,197,765	1.20%	to	2.50%	2.26%	26.66%	to	28.33%
	2008	1,445,242	8.64	to	9.07	12,874,513	1.75%	to	2.50%	3.00%	-44.24%	to	-43.81%
	2007	1,102,069	15.49	to	16.14	17,435,781	1.75%	to	2.50%	1.68%	-1.24%	to	-0.50%
	2006	1,060,216	15.69	to	16.22	16,894,148	1.75%	to	2.50%	2.96%	16.95%	to	17.83%
	2005	788,469	13.41	to	13.77	10,719,995	1.75%	to	2.50%	1.17%	2.95%	to	3.73%
Fidelity VIP Growth Portfolio Service Class 2	2009	110,888	$10.36	to	$11.21	$1,181,954	1.20%	to	2.25%	0.18%	25.10%	to	26.43%
	2008	142,326	8.15	to	8.55	1,208,066	1.75%	to	2.50%	0.52%	-48.62%	to	-48.23%
	2007	177,161	15.85	to	16.52	2,910,460	1.75%	to	2.50%	0.38%	23.52%	to	24.45%
	2006	160,512	12.84	to	13.27	2,118,530	1.75%	to	2.50%	0.16%	3.93%	to	4.71%
	2005	169,428	12.35	to	12.68	2,136,621	1.75%	to	2.50%	0.26%	2.88%	to	3.66%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2009	7,633,489	$11.83	to	$13.04	$95,163,640	1.20%	to	2.50%	8.19%	12.60%	to	14.09%
	2008	5,090,936	10.50	to	11.03	55,871,782	1.75%	to	2.50%	3.76%	-5.86%	to	-5.15%
	2007	4,678,310	11.16	to	11.63	54,073,093	1.75%	to	2.50%	2.96%	1.50%	to	2.27%
	2006	2,364,416	10.99	to	11.37	26,673,778	1.75%	to	2.50%	2.01%	1.55%	to	2.32%
	2005	632,344	10.83	to	11.11	6,978,371	1.75%	to	2.50%	3.37%	-0.63%	to	0.11%
Fidelity VIP Mid Cap Portfolio Service Class 2	2009	3,902,893	$18.30	to	$19.88	$73,529,764	1.40%	to	2.50%	0.49%	36.29%	to	37.80%
	2008	2,990,140	13.43	to	14.10	40,541,624	1.75%	to	2.50%	0.27%	-41.11%	to	-40.67%
	2007	1,538,889	22.80	to	23.76	34,414,245	1.75%	to	2.50%	0.50%	12.48%	to	13.32%
	2006	924,615	20.27	to	20.96	18,061,766	1.75%	to	2.50%	0.15%	9.61%	to	10.44%
	2005	590,340	18.49	to	18.98	10,836,961	1.75%	to	2.50%	0.00%	15.09%	to	15.95%
Templeton Growth Securities Fund Class 2	2009	369,898	$11.56	to	$12.75	$4,382,040	1.20%	to	2.50%	3.15%	27.85%	to	29.53%
	2008	437,943	9.04	to	9.49	4,039,289	1.75%	to	2.50%	1.76%	-43.76%	to	-43.33%
	2007	530,462	16.08	to	16.75	8,664,907	1.75%	to	2.50%	1.35%	-0.19%	to	0.56%
	2006	498,126	16.11	to	16.66	8,150,282	1.75%	to	2.50%	1.31%	18.79%	to	19.68%
	2005	434,450	13.56	to	13.92	6,000,598	1.75%	to	2.50%	1.20%	6.16%	to	6.96%
Franklin Rising Dividends Securities Fund Class 2	2009	1,932,619	$11.45	to	$12.62	$23,120,110	1.20%	to	2.50%	1.45%	14.43%	to	15.94%
	2008	2,076,860	10.00	to	10.50	21,562,095	1.75%	to	2.50%	1.79%	-28.91%	to	-28.38%
	2007	2,007,442	14.07	to	14.66	29,086,752	1.75%	to	2.50%	2.36%	-5.10%	to	-4.39%
	2006	1,196,905	14.83	to	15.34	18,124,284	1.75%	to	2.50%	1.02%	14.22%	to	15.08%
	2005	938,924	12.98	to	13.33	12,408,646	1.75%	to	2.50%	0.90%	0.86%	to	1.62%

B-42

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

		Unit Outstanding	Unit Values Lowest to Highest			Net Assets In whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Franklin Small Cap Value Securities Fund Class 2	2009	3,013,888	$13.82	to	$15.23	$43,337,664	1.20%	to	2.50%	1.64%	25.95%	to	27.61%
	2008	2,416,625	10.97	to	11.51	27,225,058	1.75%	to	2.50%	1.11%	-34.69%	to	-34.19%
	2007	1,148,333	16.79	to	17.50	19,606,865	1.75%	to	2.50%	0.60%	-4.80%	to	-4.08%
	2006	521,253	17.64	to	18.24	9,244,341	1.75%	to	2.50%	0.57%	14.08%	to	14.94%
	2005	270,667	15.46	to	15.87	4,271,225	1.75%	to	2.50%	0.70%	6.07%	to	6.87%
MFS Research Bond Series Service Class	2009	187,884	$12.56	to	$13.85	$2,473,882	1.20%	to	2.50%	4.26%	13.04%	to	14.52%
	2008	214,974	11.11	to	11.66	2,481,382	1.75%	to	2.50%	2.89%	-5.07%	to	-4.35%
	2007	289,020	11.70	to	12.19	3,481,093	1.75%	to	2.50%	3.29%	1.35%	to	2.11%
	2006	353,245	11.55	to	11.94	4,180,092	1.75%	to	2.50%	4.07%	1.21%	to	1.98%
	2005	391,744	11.41	to	11.71	4,556,560	1.75%	to	2.50%	4.92%	-1.29%	to	-0.55%
MFS Core Equity Series Service Class	2009	19,870	$9.64	to	$12.61	$243,024	1.20%	to	2.05%	1.35%	29.54%	to	30.65%
	2008	21,018	7.45	to	9.31	195,016	1.75%	to	2.05%	0.42%	-40.56%	to	-40.39%
	2007	21,708	14.99	to	15.62	338,469	1.75%	to	2.50%	0.09%	8.12%	to	8.94%
	2006	27,063	13.86	to	14.33	387,286	1.75%	to	2.50%	0.16%	10.69%	to	11.52%
	2005	24,464	12.52	to	12.85	313,990	1.75%	to	2.50%	0.47%	-1.05%	to	-0.31%
MFS Growth Series Service Class	2009	64,224	$14.16	to	$14.70	$931,602	1.75%	to	2.25%	0.03%	34.26%	to	34.93%
	2008	73,285	10.55	to	10.89	788,047	1.75%	to	2.25%	0.00%	-38.95%	to	-38.64%
	2007	75,743	17.27	to	17.75	1,331,590	1.75%	to	2.25%	0.00%	18.17%	to	18.76%
	2006	73,250	14.62	to	14.95	1,088,170	1.75%	to	2.25%	0.00%	5.20%	to	5.73%
	2005	72,233	13.89	to	14.14	1,018,665	1.75%	to	2.25%	0.00%	6.49%	to	7.02%
MFS Investors Trust Series Service Class	2009	45,254	$12.40	to	$13.42	$581,621	1.20%	to	2.25%	1.36%	23.73%	to	25.04%
	2008	49,398	10.02	to	10.35	507,365	1.75%	to	2.25%	0.52%	-34.75%	to	-34.42%
	2007	55,208	15.15	to	15.79	865,532	1.75%	to	2.50%	0.59%	7.30%	to	8.11%
	2006	64,667	14.12	to	14.60	938,263	1.75%	to	2.50%	0.27%	9.90%	to	10.72%
	2005	77,624	12.85	to	13.19	1,018,139	1.75%	to	2.50%	0.31%	4.37%	to	5.15%
MFS New Discovery Series Service Class	2009	76,015	$13.70	to	$14.55	$1,069,061	1.45%	to	2.25%	0.00%	59.28%	to	60.57%
	2008	58,920	8.60	to	8.88	516,835	1.75%	to	2.25%	0.00%	-40.88%	to	-40.58%
	2007	67,354	14.54	to	14.95	996,086	1.75%	to	2.25%	0.00%	-0.04%	to	0.47%
	2006	64,204	14.55	to	14.88	945,782	1.75%	to	2.25%	0.00%	10.40%	to	10.96%
	2005	56,976	13.18	to	13.41	761,924	1.75%	to	2.25%	0.00%	2.68%	to	3.20%
MFS Strategic Income Series Service Class	2009	154,154	$12.80	to	$13.85	$1,994,983	1.20%	to	2.25%	10.21%	21.11%	to	22.40%
	2008	176,599	10.40	to	10.92	1,878,069	1.75%	to	2.50%	6.15%	-14.45%	to	-13.80%
	2007	278,205	12.16	to	12.67	3,482,001	1.75%	to	2.50%	4.38%	0.85%	to	1.61%
	2006	239,601	12.05	to	12.46	2,961,386	1.75%	to	2.50%	4.97%	3.75%	to	4.53%
	2005	223,942	11.62	to	11.92	2,664,958	1.75%	to	2.50%	6.55%	-0.90%	to	-0.15%
MFS Total Return Series Service Class	2009	648,022	$11.60	to	$12.24	$7,782,842	1.70%	to	2.50%	3.59%	14.80%	to	15.73%
	2008	772,337	10.10	to	10.54	8,036,467	1.75%	to	2.50%	2.89%	-24.26%	to	-23.68%
	2007	905,359	13.34	to	13.81	12,354,513	1.75%	to	2.50%	2.37%	1.36%	to	2.12%
	2006	880,766	13.16	to	13.53	11,785,220	1.75%	to	2.50%	2.12%	8.85%	to	9.67%
	2005	799,376	12.09	to	12.33	9,782,817	1.75%	to	2.50%	1.80%	0.05%	to	0.81%
Van Kampen Life Investment Trust Government Portfolio Class II	2009	257,694	$10.62	to	$11.71	$2,860,192	1.20%	to	2.50%	6.10%	-1.64%	to	-0.35%
	2008	302,498	10.80	to	11.33	3,393,791	1.75%	to	2.50%	4.22%	-1.01%	to	-0.26%
	2007	400,319	10.91	to	11.36	4,517,425	1.75%	to	2.50%	4.59%	4.36%	to	5.15%
	2006	429,422	10.45	to	10.81	4,611,705	1.75%	to	2.50%	4.26%	0.55%	to	1.31%
	2005	483,289	10.39	to	10.67	5,132,401	1.75%	to	2.50%	3.50%	0.71%	to	1.47%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2009	456,625	$12.73	to	$14.03	$5,989,841	1.20%	to	2.50%	3.69%	21.03%	to	22.62%
	2008	550,315	10.51	to	11.04	5,941,852	1.75%	to	2.50%	1.92%	-33.90%	to	-33.40%
	2007	564,566	15.91	to	16.57	9,088,669	1.75%	to	2.50%	1.34%	-0.02%	to	0.73%
	2006	525,534	15.91	to	16.45	8,421,517	1.75%	to	2.50%	0.93%	13.10%	to	13.95%
	2005	455,378	14.07	to	14.44	6,437,101	1.75%	to	2.50%	0.69%	7.00%	to	7.80%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

B-43

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2009, 2008, 2007, 2006 and 2005, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations on April 11, 2005.
(5)	Portfolio commenced operations on May 1, 2006.
(6)	Investment division assets transferred into AIM V.I. Capital Appreciation Fund Series II effective May 1, 2006.
(7)	Portfolio commenced operations on July 31, 2007.
(8)	Refer to Note 4.

B-44

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account Q:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account Q at December 31, 2009 listed in Note 1 , and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 19, 2010

B-45

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,777 million; $1,719 million, respectively)	$1,840	$1,610
Affiliated mutual funds, available for sale, at fair value (cost $24 million; $1 million, respectively)	20	1
Trading securities, at fair value (cost $3 million; $20 million, respectively)	3	20
Preferred stock, available for sale, at fair value (amortized cost $5 million; $7 million, respectively)	5	5
Policy loans	99	101
Cash and cash equivalents	114	182
Other invested assets	2	2

Total invested assets	2,083	1,921

Deferred policy acquisition costs	293	349
Investment income due and accrued	28	28
Reinsurance recoverable and other assets	139	300
Accounts receivable	16	12
Current income tax receivable	—	14
Separate account assets	6,992	5,386

Total assets	$9,551	$8,010

Liabilities:
Future policy benefits and other policyholder liabilities	$1,881	$2,036
Due to Guardian Life Insurance Company of America and its affiliates	20	20
Current income tax payable	8	—
Deferred income tax liability	58	9
Accrued expenses and other liabilities	147	209
Separate account liabilities	6,992	5,386

Total liabilities	9,106	7,660

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	195
Retained earnings	224	195
Accumulated other comprehensive income (loss), net of deferred taxes	24	(45)

Total stockholder’s equity before noncontrolling interest	445	347
Noncontrolling interest	—	3

Total stockholder’s equity	445	350

Total liabilities and stockholder’s equity	$9,551	$8,010

See notes to consolidated financial statements.

B-46

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Revenues:
Net investment income	$98	$102	$110
Net realized gains (losses) on investments	20	(44)	6
Administrative service fees	211	224	255
Reserve adjustment on reinsurance ceded and other	(18)	(18)	(17)

Total revenues	311	264	354

Benefits and expenses:
Policyholder benefits	72	91	90
Amortization of deferred policy acquisition costs	75	119	70
Other operating costs and expenses	126	200	182

Total benefits and expenses	273	410	342

Income (loss) before income taxes and noncontrolling interest	38	(146)	12

Income taxes:
Current (benefit) expense	(2)	(28)	3
Deferred expense (benefit)	11	(23)	(5)

Total income tax expense (benefit)	9	(51)	(2)

Income (loss) before noncontrolling interest	29	(95)	14

Noncontrolling interest, net of taxes	—	1	—

Net income (loss) available to the Company	29	(94)	14

Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of deferred taxes	69	(43)	1

Comprehensive income (loss)	$98	$(137)	$15

See notes to consolidated financial statements.

B-47

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Retained Earnings	Acumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity before Non- controlling Interest	Non- controlling Interest	Total Stockholder’s Equity
	(In millions)

Balance, December 31, 2006	$2	$173	$282	$(9)	$448	$—	$448
Comprehensive income:
Net income	—	—	14	—	14	—	14
Prior period and change in unrealized investment gains (losses) on available-for-sale securities (See Note 2)	—	—	(7)	7	—	—	—
Change in noncontrolling interest ownership	—	—	—	—	—	3	3

Balance, December 31, 2007	$2	$173	$289	$(2)	$462	$3	$465
Comprehensive income:
Capital contribution	—	22	—	—	22	—	22
Net loss	—	—	(94)	—	(94)	(1)	(95)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	—	(43)	(43)	—	(43)
Change in noncontrolling interest ownership	—	—	—	—	—	1	1

Balance, December 31, 2008	$2	$195	$195	$(45)	$347	$3	$350
Comprehensive income:
Net income	—	—	29	—	29	—	29
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	69	69	—	69
Change in noncontrolling interest ownership	—	—	—	—	—	(3)	(3)

Balance, December 31, 2009	$2	$195	$224	$24	$445	$—	$445

See notes to consolidated financial statements.

B-48

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Operating activities:
Net income (loss)	$29	$(94)	$14
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	7	8	9
Net realized (gains) losses on investments	(52)	58	(5)
Provision for deferred federal income taxes	11	(23)	(6)
Changes in
Trading securities	18	(12)	(16)
Deferred policy acquisition costs	(27)	50	(15)
Investment income due and accrued	—	—	5
Reinsurance recoverable and other	8	(76)	23
Current income taxes liability (receivable), net	22	(6)	(11)
Accounts receivable	(4)	2	3
Future policy benefits and other policyholder liabilities	121	67	(161)
Due to Guardian Life Insurance Company of America and its affiliates	—	1	1
Accrued expenses and other liabilities	(62)	84	(9)

Net cash provided by (used in) operating activities	71	59	(168)

Investment activities:
Proceeds from investments sold or matured
Bonds	446	428	753
Affiliated mutual funds	—	—	14
Preferred stocks	—	—	1
Investments purchased
Bonds	(514)	(459)	(556)
Affiliated mutual funds	(9)	—	(4)
Transferred (to) from affiliated mutual funds (from) to trading securities	(7)	11	—
Change in policy loans, net	2	(5)	(5)

Net cash (used in) provided by investing activities	(82)	(25)	203

Financing activities:
Additions to policyholder contract deposits	167	117	133
Withdrawals from policyholder contract deposits	(224)	(210)	(329)
Additional paid in capital	—	22	—

Net cash used in financing activities	(57)	(71)	(196)

Net decrease in cash and cash equivalents	(68)	(37)	(161)

Cash and cash equivalents, at beginning of year	182	219	380

Cash and cash equivalents, at end of year	$114	$182	$219

Supplemental disclosure:
Federal income taxes (recovered) paid	$(29)	$(26)	$1

See notes to consolidated financial statements.

B-49

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian (see Note 10). As of December 31, 2009, the Company has established seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

B-50

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, affiliated mutual funds and preferred stocks are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive income (loss).” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and if management has the intent to sell the security or would be required to sell the security before it recovers its cost basis. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are primarily investments in affiliated mutual funds; these include consolidated mutual funds where the Company has a controlling financial interest (greater than 50%) and equity method mutual funds where the Company has at least 20% ownership. Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains (losses) on investments

Gains and (losses) on investments are computed using the specific identification method. “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows GAAP accounting guidance for insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, which provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts.

Costs associated primarily with and that vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss)”.

B-51

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over twenty-five years, which is a reasonable estimate of the life of the contract. Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2009 and 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other assets

Reinsurance recoverable and other assets consist primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable by the general account from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of unearned revenue reserve, reinsurance payables, outstanding checks, contingent tax liability, payables to custodians, and commissions payable.

Noncontrolling Interest

Noncontrolling interest represents the share of income belonging to noncontrolling owners in the consolidated mutual funds of the Company. Noncontrolling interest income (expense), net of tax, was $1 million and ($0.1) million for years ended December 31, 2008 and 2007, respectively, in the Consolidated Statements of income and Comprehensive Income. Noncontrolling interest equity was $3 million at December 31, 2008. There were no such balances in 2009 (see Note 10).

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

B-52

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred Federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

The Company follows GAAP accounting guidance related to accounting for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. GAAP also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

B-53

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

Codification

In June 2009, the Financial Accounting Standards Board (the “FASB”) released FASB Accounting Standards CodificationTM (“Codification”). All existing accounting standard documents were superceded and Codification became the sole source of authoritative non-governmental GAAP. Codification does not change existing GAAP guidance but instead provides a consistent organizational structure to simplify user access to its contents. Hereafter, the FASB will not issue new authoritative standards in the form of statements, FASB Staff Position (FSPs) or Emerging Issues Task Force (EITF) abstracts, but will update the Codification. Codification did not result in any change in the Company’s significant accounting policies.

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued updated guidance related to the accounting for transfers of financial assets. This updated guidance revises current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The Company is currently assessing the impact of this updated guidance on the Company’s consolidated financial statements.

Amendments to Consolidation Guidance for Variable Interest Entities

In June 2009, the FASB issued updated guidance which eliminates the exemption for qualifying special-purpose entities (“QSPEs”), as well as amends the consolidation guidance for variable interest entities (“VIEs”). This updated guidance removes the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIE’s activities and, whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. This updated guidance also requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The implementation of this guidance will not impact the Company’s consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Business Combinations

Effective January 1, 2009, the Company adopted new accounting guidance related to business combinations and accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The new accounting guidance retains the fundamental requirements which require the acquisition method of accounting for business combination. The new accounting guidance broadens the scope and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and definition of a business. In April 2009, the FASB issued new guidance related to the recognition and measurement of contingencies acquired in a business combination. The new accounting guidance clarifies that contingent assets acquired and liabilities assumed in a business combination are measured at the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available at the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized at the acquisition date based on the estimated amount. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement as there have been no acquisitions during 2009.

Equity Method Investment Accounting

Effective January 1, 2009, the Company adopted new accounting guidance related to equity method accounting including how an equity method investment should initially be measured, how it should be tested for impairment and how changes in classification from equity method to cost method should be treated. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement.

Noncontrolling Interests in Consolidated Financial Statements

Effective January 1, 2009, the Company adopted new accounting guidance on noncontrolling interests in consolidated financial statements. This new accounting guidance establishes accounting and reporting standards for noncontrolling interest in a subsidiary and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity should be reported as equity, separate from the parent’s equity, in the consolidated financial statements. In addition, consolidated net income should be adjusted to include the net income attributable to the noncontrolling interest. This new accounting guidance required retrospective adoption of the presentation and disclosure requirements for existing noncontrolling interests. Adoption did not have an impact on the Company’s consolidated financial statements.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions

Effective January 1, 2009, the Company adopted new accounting guidance related to accounting for transfers of financial assets and repurchase financing transactions. The new accounting guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statements.

Disclosures about Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. The new accounting guidance required enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. See Note 3 and Note 4 for disclosures required by this new accounting guidance.

Subsequent Events

Effective December 31, 2009, the Company adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Company’s financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Recognition and Presentation of Other-Than-Temporary Impairments

During 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. The new accounting guidance amends existing guidance on other-than-temporary impairments for debt securities and requires the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery. This new accounting guidance requires presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and expanded disclosures. The adoption of this guidance did not have a material impact to the Company’s consolidated financial statements. See Note 3 for further information regarding the implementation of this accounting guidance.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2009, to comply with newly issued accounting guidance, the Company correctly reflected noncontrolling interest, which had previously been reported as “Accrued expenses and other liabilities and Net realized gains (losses) on investments” in the Consolidated Balance Sheets and the Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, noncontrolling interest has been revised in the 2008 Consolidated Balance Sheets, Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Changes in Stockholder’s Equity, and Consolidated Statements of Cash Flows. Total revenues decreased by $2 million and deferred income tax benefit increased by $1 million in 2008. There was no effect on the total Company’s earnings and stockholder’s equity. There were no such reclasses for 2007.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for the years ended December 31, 2009 or 2008.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS AND DERIVATIVE INSTRUMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stocks and affiliated mutual funds as of December 31:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
	(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
State Territories	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks	$5	$—	$—	$5

Affiliated Mutual Funds	$24	$—	$(4)	$20

Trading Securities	$3	$—	$—	$3

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2008		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

Trading Securities	$20	$—	$—	$20

The amortized cost and estimated fair value of bonds at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$171	$174
Due after one year through five years	1,330	1,386
Due after five years through ten years	111	114
Due after ten years	68	69
Sinking fund bonds, mortgage backed securities and asset backed securities	97	97

Total	$1,777	$1,840

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Proceeds from the sales and maturities of bonds amounted to $446 million, $428 million and $753 million for the years ended December 31, 2009, 2008 and 2007, respectively. Gross gains of $1 million, $1 million and $3 million and gross losses of $3 million, $16 million and $2 million were realized on sales and prepayments of bonds for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2009, proceeds from sales and maturity of investment in affiliated mutual funds amounted to $8 million. Gross losses of $4 million were realized on sales of affiliated mutual funds in 2009. For the year ended December 31, 2008, there were no sales of affiliated mutual funds. In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10).

In 2009 or 2008, there were no sales of preferred stocks. In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December, 31 2009 and 2008, were as follows:

December 31, 2009	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
State Territories	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)

Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total temporarily impaired securities	$140	$(3)	$128	$(12)	$268	$(15)

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

As of each balance sheet date, the Company evaluates securities holdings in an unrealized loss position. Where we have the intent to sell the security or would be required to sell the security before it recovers its cost, we record the realized loss in net income. When there has been an adverse change in underlying cash flows on lower quality securities holdings that represent an interest in securitized financial assets, we record the realized loss in net income.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. We measure impairment charges based upon the difference between the book value of a security and its fair value. We generally intend to hold securities that are in an unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does not hold any asset-back securities (ABS) with sub-prime mortgage exposure as of December 31, 2009.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit features (“GMWB riders”). These guaranteed minimum benefit riders are considered embedded derivatives. The GMWB riders are carried at fair value and reported in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. Changes in the fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The Company enters into Standard and Poors (“S&P”) 500 future contracts and U.S. Treasury futures contracts to mitigate exposure to market fluctuations for the Company’s GMWB product. These futures contracts are traded on an exchange that requires daily settling through participant’s collateral accounts which mitigates the Company’s exposure to default by the counter party. These derivative contracts are not designated as hedging instruments for the purpose of hedge accounting under GAAP. The futures contracts are reported at fair value in “Accrued expenses and other liabilities”. Changes in fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

In addition to the using S&P 500 future contracts and U.S. Treasury futures contracts to hedge the market volatility of these riders, the Company has also entered into a reinsurance treaty (“GMWB reinsurance contract”) during 2007 with an authorized third party reinsurer to minimize the claim exposure and the volatility to net income associated with the GMWB riders. The reinsurance contract obligates the reinsurer to reimburse GIAC for 90% of its claims resulting from GMWB business. The reinsurance treaty does not cover new GMWB riders entered into beginning January 1, 2009. The reinsurance treaty is also considered to be a derivative instrument. The contract is carried at fair value and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheet. The change in the fair value of the GMWB reinsurance contract is included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The following table provides a summary of the notional amount, fair value and net realized gain or loss on derivative instruments held by the Company as of December 31, 2009 and 2008.

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2009		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$(33)	$—	$(35)	$(32)
GMWB Direct (includes reinsurance assets)	—	41	34	154
GMWB Ceded	—	31	—	(110)

Total Derivatives	$(33)	$72	$(1)	$12

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(continued)

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2008		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$108	$115	$—	$17
GMWB Direct	—	—	214	(131)
GMWB Ceded	—	183	—	118

Total Derivatives	$108	$298	$214	$4

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and are subject to repurchase. As of December 31, 2009, there are no such assets. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2009	2008	2007
	(In millions)
Bonds	$93	$93	$91
Affiliated mutual funds and trading securities	2	1	1
Policy loans	6	6	5
Cash and cash equivalents	—	4	16
Other	1	1	—

Gross investment income	102	105	113
Less: investment expenses	(4)	(3)	(3)

Net investment income	$98	$102	$110

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2009	2008	2007
	(In millions)
Bonds	$(3)	$(24)	$1
Preferred Stocks	(1)	—	—
Futures	(32)	17	—
Affiliated mutual funds and trading securities	(4)	(12)	8
Derivatives	60	(27)	—
Other	—	2	(3)

Net realized gains (losses) on investments	$20	$(44)	$6

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $2 million, $8 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively. These losses were all credit related.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated other comprehensive income (loss), net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income (loss), net of tax” in earlier periods.

The amounts for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$5	$(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	(112)	39	29	(45)
Net unrealized investments gains (losses) on investments arising during period	193	—	(68)	125
Reclassification adjustments for losses included in net income	(10)	—	4	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(77)	27	(50)

Balance, December 31, 2009	$71	$(38)	$(8)	$24

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(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of this guidance does not require any new fair value measurements and did not result in a change in how the Company values its assets or liabilities.

During 2008 the FASB issued new accounting guidance to further clarify existing guidance on the measurement and disclosure of fair value. Effective January 1, 2008, a scope exception for lease classification and measurement for leases accounted for under existing authoritative was enacted. The application of this guidance had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected to adopt provisions which allowed an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. Beginning on January 1, 2009, the Company fully implemented the guidance previously deferred pertaining to non-financial assets and liabilities. The implementation of this guidance in 2009 did not have an impact on the Company’s financial statements as no impairments to non-financial assets were recorded and the Company does not otherwise carry any of its non-financial assets or liabilities at fair value.

Effective September 30, 2008, the Company applied guidance issued by the FASB which provided criteria for how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this guidance did not have a material impact on the Company’s financial statements.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. The implementation of this guidance did not have an impact on the Company’s financial statements.

In September 2009, the FASB issued an update that provides amendments to the guidance for the fair value measurement of investments in certain entities that calculate net asset value per share or its equivalent. The amendments allow a company to measure the fair value of certain investments on the basis of their net asset value per share. The adoption of this guidance did not impact the amounts reported on the face of these financial statements but did change how they are disclosed in this note as described below under Separate Account Assets.

As of January 1, 2008, the Company also adopted guidance that provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in net income in the current reporting period. The adoption of this guidance did not impact the consolidated financial statements, as the Company did not elect to fair value any additional financial instruments during 2008 or 2009. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

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information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities, common stocks, derivative instruments traded on an exchange and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, common stocks that are not actively traded, preferred stocks, certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and non-registered collective investments funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

The following table summarizes changes to the Company’s financial instruments carried at fair value hierarchy levels for the years ending December 31, 2009 and 2008.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$11	$—	$—	$11	$11
Special Revenue	—	18	—	18	18
State Territories	—	7	—	7	7
Industrial and Miscellaneous	—	1,736	68	1,804	1,804

Total Bonds	11	1,761	68	1,840	1,840
Preferred stocks and affiliated mutual funds	20	1	4	25	25
Trading securities	3	—	—	3	3
Derivative instruments	—	—	72	72	72
Separate account assets	6,488	504	—	6,992	6,992

Total Assets	$6,522	$2,266	$144	$8,932	$8,932

Liabilities
Derivative instruments	$—	$—	$34	$34	$34

Total Liabilities	$—	$—	$34	$34	$34

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December 31, 2008	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$5	$—	$—	$5	$5
All other Government	—	7	—	7	7
Special Revenue	—	7	—	7	7
Public Utilities	—	221	—	221	221
Industrial and Miscellaneous	—	1,323	47	1,370	1,370

Total Bonds	5	1,558	47	1,610	1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, noncontrolling interest in affiliated mutual funds, trading securities and preferred stocks are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments. Consolidated mutual funds are valued based on the underlying holdings of the respective mutual funds.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vender, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using observable inputs are considered to be a Level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a Level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under GAAP. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under GAAP. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the bonds, affiliated mutual funds, trading securities and preferred stocks section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, annuitization and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as Level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets as of December 31, 2009 is based on observable market inputs of the registered mutual funds as published on recognized market exchanges and not the underlying holdings of the respective registered mutual funds as disclosed in 2008. The Company’s management reviews each mutual fund liquidity in order to determine the level those investments should be reported. As of December 31, 2009, the level of trading activities pertaining to the Separate Accounts registered mutual funds investments has not significantly decreased. As such, the adoption of this guidance does not impact the Separate Accounts investment Level categories. Generally, actively traded registered mutual funds investments by the fund are considered a (Level 1), non-registered collective investments funds by the fund that have no redemption restrictions or fees associated with it and are open to new investors are considered a (Level 2) and all other types of investments made by the fund that do not meet the criteria of Level 1 or 2 are reported as a (Level 3). As of December 31, 2009, none of the Separate Accounts investments are considered Level 3.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy for the years ending December 31, 2009 and 2008.

December 31, 2009	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$47	$—	$5	$(4)	$20	$68	$—

Total Bonds	47	—	5	(4)	20	68	—
Preferred stocks and affiliated mutual funds	—	—	—	—	4	4
Derivative instruments	183	(110)	—	(1)	—	72	—
Separate account assets	12	—	—	—	(12)	—	—

Total Assets	$242	$(110)	$5	$(5)	$12	$144	$—

Liabilities
Derivative instruments	214	(154)	—	(26)	—	34	—

Total Liabilities	214	(154)	—	(26)	—	34	—

Total net	$28	$44	$5	$21	$12	$110	$—

Net transfers into/ (out of) Level 3 during 2009 consist primarily of private placement securities that are part of the Industrial and Miscellaneous line in the above table. The fair value for certain private placement securities rely on broker quotes (Level 3).

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$151	$(7)	$—	$(18)	$(79)	$47	$—

Total Bonds	151	(7)	—	(18)	(79)	47	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

Net transfers into/ (out of) Level 3 during 2008 consist primarily of private placements that are part of the Industrial and Miscellaneous line in the above table. The fair value of these securities was previously determined by using strictly broker quotes (Level 3). Beginning in the fourth quarter 2008, the fair value of these securities was determined by use of a pricing matrix which contained both observable and unobservable inputs resulting in some of these securities being categorized as Level 2.

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2009	2008
	(In millions)
Balance, beginning of year	$349	$359
Capitalization of deferrable expenses	77	44
Amortization	(75)	(119)
Derivative hedging	(5)	—
Change in unrealized investment (gains) losses, net	(77)	40
Interest on DAC	24	25

Balance, end of year	$293	$349

During 2009, the Company refined the modeling assumptions related to the guaranteed living benefits riders, maintenance expenses and lapses. Additionally, in 2009 the Company refined the calculation of unrealized gains or losses on investments which impacts the actual margins used for DAC amortization. The net impact of these refinements, which were change in estimates, was a $21 million decrease in DAC.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2008, the Company refined the mean reversion policy in light of the market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC decreased by $77 million and increased by $40 million due to the decrease and increase in unrealized gains and losses in 2009 and 2008, respectively.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31, were as follows:

	2009	2008
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$460	$490

Future policy benefits	460	490

Policyholders’ account balances
Individual annuities	1,180	1,336
Group annuities	92	84
Variable life	149	126

Policyholders’ account balances	1,421	1,546

Total future policy benefits and policyholders’ account balances	$1,881	$2,036

Separate account liabilities
Individual annuities	$4,656	$3,435
Group annuities	1,874	1,551
Variable life	462	400

Total separate account liabilities	$6,992	$5,386

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments

Immediate annuites without life contingency fixed	None	Statutory Type C (elective) or A (nonelective) Interest Rates without Future Interest Guarantees and Cash Settlement Options (4.50%-7.00%)	The greatest present value of the future guaranteed benefits as described in Actuarial Guidelines 33

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2009 or 2008.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.00% to 6.00%	Declining to zero over 4 to 7 years.

Group annuities	1.50% to 4.95%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.

Variable life	3.30% to 4.10%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2009 and 2008 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2009			2008
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,263	$288	62	$4,006	$791	62
GMIB	117	29	57	97	50	57
GMAB	68	—	62	67	—	61
GMWB	1,858	165	60	827	282	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $5 million and $10 million as of December 31, 2009 and 2008, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $(1) million and $4 million in 2009, $11 million and $3 million in 2008 and $1 million and $2 million in 2007, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce was $1 million as of December 31, 2009 and $1 million as of December 31, 2008 and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $68 million as of December 31, 2009 compared to $67 million at December 31, 2008. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB for the years ended December 31, 2009 or 2008.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce were $3 million and $4 million as of December 31, 2009 and 2008, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB for the years ended December 31, 2009 or 2008.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under GAAP accounting for Derivative Instruments and Hedging Activities, which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2009:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 500 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The NASDAQ volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 25%.

•	The swap curve as of the last day of the quarter is used.

•	89% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2009 and 2008, the derivative liability is $34 million and $214 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The derivative liability relates to annuities with an account value of $1,858 million and $827 million and a GWB of $2,003 million and $1,109 million at December 31, 2009 and 2008, respectively.

Changes in the fair value of the derivative liability resulted in gains amounting to $180 million and losses amounting to $201 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for 100% of the reinsurance recoverable at December 31, 2009 and 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. For the years ended December 31, 2009, 2008 or 2007, there were no balances in the short-duration contracts.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2009	2008	2007
	(In millions)
Long-duration contracts
Direct premiums	$84	$64	$67
Reinsurance assumed	—	—	2
Reinsurance ceded	(75)	(57)	(65)

Premiums	$9	$7	$4

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable related to long-duration contracts of $36 million and $26 million are recorded in “Reinsurance recoverable and other assets” in the Company’s Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under GAAP, which is carried at fair value and reported in “Reinsurance recoverable and other assets.” As of December 31, 2009 and 2008, this reinsurance asset was reported at $1 million and $3 million, respectively. Changes in the fair value of derivative resulted in losses of $2 million and $3 million at December 31, 2009 and 2008, respectively, and are recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. This agreement does not cover new business effective January 1, 2009. The reinsurance recoverable related to the GMWB, in the amount of $31 million and $183 million at December 31, 2009 and 2008, represents an embedded derivative which is carried at fair value and reported in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $152 million and $171 million for the years ended December 31, 2009 and 2008, are recorded in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statements of Income and Comprehensive Income was as follows:

	2009	2008	2007
	(In millions)
Federal income tax expense (benefit):
Current tax	$(2)	$(28)	$3
Deferred tax	11	(23)	(5)

Total	$9	$(51)	$(2)

The components of the net deferred tax asset/ (liability) as of December 31, 2009 and 2008 were as follows:

	2009	2008
	(In millions)
Deferred tax assets:
Separate account allowances	$45	$12
DAC Proxy	17	19
Investments	—	34
Other	3	10
Reserves	9	13

Gross deferred tax assets	74	88

Deferred tax liabilities:
Investments	4	—
DAC	128	97

Gross deferred tax liabilities	132	97

Net deferred tax liability	$58	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2009 and December 31, 2008 the Company recorded a current income tax payable of $8 million, and a current income tax receivable of $14 million, respectively, which are included in “Current income tax payable” and “Current income tax receivable”, respectively, in the accompanying Consolidated Balance Sheet.

At December 31, 2009, the Company had $4 million in unused capital loss carryforwards which will expire in 2014.

The Company’s income tax expense (benefit) differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2009	2008	2007
	(In millions)
Expected taxes on pre-tax income (loss)	$13	$(52)	$4
Permanent adjustments:
Dividends received deduction	(4)	(12)	(9)
Contingent tax reserves	(1)	14	4
Return to provision	2	(2)	—
Other	(1)	1	(1)

Total income tax expense (benefit)	$9	$(51)	$(2)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2009	2008
Balance, January 1.	$18	$9
Additions for tax positions of the current year	6	1
Additions for tax positions of prior years	—	11
Reductions for tax positions of prior years for:
Changes in judgement	(2)	—
Lapses of applicable statute of limitations	—	(3)

Balance, December 31.	$22	$18

As of December 31, 2009, the Company had $24 million of unrecognized tax benefits and related interest expense. Included in this balance is $15 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the year ending December 31, 2009, and year ending December 31, 2008, the Company recognized approximately $1 and ($3) million in interest and penalties. The Company has approximately $2 and $1 million accrued for payment of interest and penalties at December 31, 2009, and December 31, 2008, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2009, the maximum amount of dividends the Company could pay The Guardian in 2010 without prior approval from the state insurance regulatory authorities was $24 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income (loss), as filed with the Delaware Department of Insurance, was $10 million, ($35) million and $20 million for years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus, as filed, at December 31, 2009 and December 31, 2008 was $236 million and $212 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $136 million, $132 million and $129 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $20 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,682 million and $2,205 million as of December 31, 2009 and 2008, respectively.

The Company also maintains investments in RS mutual funds in the amount of $21 million and $17 million at December 31, 2009 and 2008, respectively, of which, $20 million and $1 million are recorded in “Affiliated mutual funds” and $1 million and $16 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2009, the Company sold shares in RS Funds with a cost basis of $8 million resulting in a realized loss of $4 million. The Company also invested $9 million in RS Funds during 2009.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2009 or 2008.

Certain employee benefits plans of The Guardian had assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, one contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement. As of December 31, 2008, the Company no longer has The Guardian’s employees benefits plans invested assets in GIAC separate accounts under group annuity contracts. Service fees were not charged on separate account assets for the years ended December 31, 2009 or 2008 under these contracts. During 2009, GIAC dissolved these separate accounts.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2008 and received in 2009. There was no additional paid in capital recorded in 2009.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2009, 2008 and 2007 such fee income amounted to $3 million, $3 million and $3 million, which is reflected in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million, and $1 million is receivable and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, which is recorded in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.2 million and $0.2 million are included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS had been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleged that the Company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In 2009, these proceedings were settled by The Guardian, therefore, PAS was released from any present and future liabilities. As a result, “Other operating costs and expenses” were favorably impacted by $24 million through the reversal of the litigation reserve included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008.

13.  SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

B-75

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2010

B-76

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account Q:

Statement of Assets and Liabilities as of December 31, 2009

Statement of Operations for the Year Ended December 31, 2009

Statements of Changes in Net Assets for the Years Ended December 31, 2009 and 2008

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2009 and 2008

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2009, 2008 and 2007

Consolidated Statements of Changes in Stockholders’ Equity for the Three Years Ended December 31, 2009, 2008 and 2007

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2009, 2008 and 2007

Notes to Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account Q(1)

2	Not Applicable

3

Underwriting and Distribution Contracts:

(a)    Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b)    Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(1)

5	Form of Application for Variable Annuity Contract(2)

6

(a)    Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)

(b)    Certificate of Amendment (Aug 29, 1986)(1)

(c)    Certificate of Amendment (Dec. 21, 1999)(1)

(d)    By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(3)

11	Not Applicable

12	Not Applicable

13	Schedule for Computation of Performance Quotations(1)

14	Powers of Attorney executed by D. Scott Dolfi, K. Rone Baldwin, Joseph A. Caruso, Robert E. Broatch and Margaret W. Skinner (3)

(1)	Incorporated by reference to the Registration Statement filed on Form N-4 filed by the Registrant on May 2, 2002 (Registration No. 333-87468).
(2)	Incorporated by reference to the Registration Statement filed on Form N-4 as filed by the Registrant on July 3, 2002 (Registration No. 333-87468).

(3)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	Director & President
K. Rone Baldwin	Director
Robert E. Broatch	Director
Joseph A. Caruso	Director & Senior Vice President & Associate Corporate Secretary
Margaret W. Skinner	Director & Executive Vice President, Individual Products Distribution
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Michael B. Cefole	Senior Vice President, Chief Financial Officer, Retirement Solutions
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Dennis P. Mosticchio	Senior Vice President, Group Retirement Solutions
Richard T. Potter, Jr.	Senior Vice President & Counsel
Gordon Bailey	Vice President & Controller
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Douglas Dubitsky	Vice President, Product Management
Michael Slipowitz	Vice President & Chief Actuary, Retirement Solutions
John H. Walter	Vice President & Director of Finance
Leslie A. Barbi	Managing Director, Fixed Income Investments
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director, Private Placements
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 1, 2010. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	72.64%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100% (being dissolved)
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Seguroscvida.com, Inc.	Delaware	100%
SdeV.com	Delaware	100%
S de V Com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
RS Floating Rate Fund	Massachusetts	100%
RS High Yield Bond Fund	Massachusetts	70.10%
RS High Yield Bond VIP Series	Massachusetts	38.07%
RS High Yield Municipal Bond Fund	Massachusetts	100%
RS International Growth Fund	Massachusetts	14.62%
RS Low Duration Bond VIP Series	Massachusetts	13.33%
RS Partners VIP Series	Massachusetts	26.47%
RS S&P 500 Index Fund	Massachusetts	22.22%
RS Small Cap Growth VIP Series	Massachusetts	25.29%
RS Strategic Income Fund	Massachusetts	100%
RS Tax-Exempt Fund	Massachusetts	24.70%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of March 1, 2010:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of March 1, 2010
Non-Qualified	2,777
Qualified	6,791

Total	9,568

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GISC is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	Manager & President
K. Rone Baldwin	Manager
Robert E. Broatch	Manager
Joseph A. Caruso	Manager & Senior Vice President & Associate Corporate Secretary
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
James Tracy	Vice President, Investment Research Group
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director
Barry I. Belfer	Treasurer

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

   Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

   None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account Q, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of April, 2010.

The Guardian Separate Account Q
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. Scott Dolfi* D. Scott Dolfi (Principal Executive Officer)	President and Director

/s/ Michael B. Cefole Michael B. Cefole (Principal Financial Officer)	Senior Vice President, Chief Financial Officer, Retirement Solutions

/s/ K. Rone Baldwin* K. Rone Baldwin	Director

/s/ Robert E. Broatch*	Director
Robert E. Broatch

/s/ Joseph A. Caruso* Joseph A. Caruso	Senior Vice President, Associate Corporate Secretary and Director

/s/ Margaret W. Skinner* Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director

By	/s/ Richard T. Potter, Jr. Richard T. Potter, Jr. Senior Vice President and Counsel	Date: April 27, 2010

*	Pursuant to a Power of Attorney filed herewith.

Exhibit Index

Number	Description
10	Consent of Pricewaterhouse Coopers LLP

14	Powers of Attorney